UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Regional Management Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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Notice of 2021 Annual Meeting of Stockholders

and Proxy Statement

Regional Management Corp.
979 Batesville Road, Suite B
Greer, South Carolina 29651
(864) 448-7000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 20, 2021

To the Stockholders of Regional Management Corp.:

We hereby give notice that the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Regional Management Corp. will be held exclusively online via the internet on May 20, 2021, at 2:30 p.m. Eastern Daylight Time.  The purposes of the meeting are as follows:

(1)

To elect the eight nominees named in the accompanying Proxy Statement to serve as members of our Board of Directors until the next annual meeting of stockholders or until their successors are elected and qualified;

(2)	To ratify the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021;
(3)	To re-approve the Regional Management Corp. 2015 Long-Term Incentive Plan (as amended and restated effective May 20, 2021);
(4)	To hold an advisory vote to approve executive compensation; and
(5)	To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

We began mailing this Notice of Annual Meeting of Stockholders and our Proxy Statement to stockholders on or about April 16, 2021. Only stockholders whose names appear of record on our books at the close of business on April 5, 2021 will be entitled to notice of and to vote at the Annual Meeting or at any adjournments thereof.

In light of the continued impact of the coronavirus (“COVID-19”) pandemic, for the safety of our directors, team members, and stockholders, and taking into account federal, state, and local guidance related to COVID-19 and the size of gatherings, we have once again determined that the Annual Meeting will be held in a virtual meeting format only, via the internet, with no physical in-person meeting. If you plan to participate in the virtual meeting, please see “General Information and Frequently Asked Questions” in this Proxy Statement. Stockholders will be able to attend, vote, and submit questions (both before, and during a designated portion of, the meeting) from any location via the internet. The Annual Meeting will be presented exclusively online at www.virtualshareholdermeeting.com/RM2021. You will be able to attend the Annual Meeting online, vote your shares electronically, and submit your questions to management during the Annual Meeting by visiting www.virtualshareholdermeeting.com/RM2021. At this time, we intend to resume holding in-person meetings beginning with our 2022 Annual Meeting of Stockholders.

To participate in the Annual Meeting (e.g., submit questions and/or vote), you will need the control number provided on your proxy card or voting instruction form. If you are not a stockholder or do not have a control number, you may still access the Annual Meeting as a guest, but you will not be able to participate.

Your vote is important. Whether or not you plan to attend the virtual Annual Meeting, you are urged to cast your vote promptly in order to assure representation of your shares at the meeting and so that a quorum may be established. In advance of the Annual Meeting, you may vote by internet or by mail. If you attend the virtual Annual Meeting, you may revoke your proxy and vote your shares electronically during the meeting.

To vote by internet prior to the meeting, please visit www.proxyvote.com. Have the enclosed proxy card in hand when you access the website, and follow the instructions to obtain your records and to create an electronic voting instruction form.

To vote by mail, please complete, date, and sign the enclosed proxy card, and mail it in the enclosed envelope. No postage need be affixed if the proxy card is mailed in the United States.

Regional Management Corp. | Notice of Annual Meeting of Stockholders

On behalf of our Board of Directors and our management team, we thank you for your interest in Regional and for your participation in the Annual Meeting.

By Order of the Board of Directors

Catherine R. Atwood
SVP, General Counsel, and Secretary

Greer, South Carolina

April 16, 2021

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 20, 2021: The Notice of Annual Meeting of Stockholders, Proxy Statement, and Annual Report on Form 10-K are available free of charge at https://materials.proxyvote.com/75902K and on our Investor Relations website at www.regionalmanagement.com.

Regional Management Corp. | Notice of Annual Meeting of Stockholders

Proxy statement

2021 Annual Meeting of Stockholders

Other Information	81
Audit Committee Report	81
Security Ownership of Certain Beneficial Owners and Management	82
Certain Relationships and Related Person Transactions	84
Proposals by Stockholders	86
Householding of Annual Meeting Materials	86
Other Business	86

REGIONAL MANAGEMENT CORP.

979 Batesville Road, Suite B

Greer, South Carolina 29651

PROXY STATEMENT

For the Annual Meeting of Stockholders to Be Held on May 20, 2021

Important Notice Regarding the Availability of Proxy Materials

for the Stockholder Meeting to Be Held on May 20, 2021:

The Notice of Annual Meeting of Stockholders, Proxy Statement, and Annual Report on Form 10-K are available free of charge at https://materials.proxyvote.com/75902K and on the Investor Relations website of Regional Management Corp. at www.regionalmanagement.com.

April 16, 2021

2021 Proxy Statement Summary

This summary highlights information contained elsewhere in this Proxy Statement. It does not contain all of the information that you should consider. You should read the entire Proxy Statement carefully before voting.

Annual Meeting of Stockholders

Date:	May 20, 2021
Time:	2:30 p.m. Eastern Daylight Time
Access:

Virtually via the internet at www.virtualshareholdermeeting.com/RM2021. Instructions as to how you may attend and participate in the virtual Annual Meeting are set forth in the Proxy Statement under “General Information and Frequently Asked Questions – How do I attend and participate in the Annual Meeting online?”

Record Date:	April 5, 2021
Voting:

Stockholders as of the record date are entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for each other proposal. Stockholders may vote by proxy or electronically during the virtual Annual Meeting by visiting www.virtualshareholdermeeting.com/RM2021. Instructions as to how you may cast your vote are found on the accompanying proxy card and are set forth in the Proxy Statement under “General Information and Frequently Asked Questions – How do I vote?”

Proxy Materials:	The Proxy Statement and the accompanying proxy card are first being mailed on or about April 16, 2021 to the stockholders of Regional Management Corp.

Meeting Agenda

Proposal	Board Vote Recommendation	Page Reference (for more detail)
Election of eight directors	FOR ALL	65
Ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021	FOR	65
Re-approval of the Regional Management Corp. 2015 Long-Term Incentive Plan (as amended and restated effective May 20, 2021)	FOR	67
Advisory vote to approve executive compensation	FOR	80
Transact other business as may properly come before the meeting

Regional Management Corp. | Proxy Statement for 2021 Annual Meeting of Stockholders | 1

Election of Director Nominees

The following table provides summary information about each director nominee. The nominees receiving a plurality of the votes cast at the meeting will be elected as directors. Alvaro G. de Molina, who currently serves as a director on our Board, will not be standing for re-election at the Annual Meeting. Mr. de Molina’s decision not to stand for re-election was not the result of any disagreement relating to our operations, policies, or practices, including financial reporting. In March 2021, the Board, acting on the recommendation of the Corporate Governance and Nominating Committee, decided to reduce its overall size from nine directors to eight directors, effective from the date of the Annual Meeting.

	Director			Committees
Name	Since	Experience/Qualifications	Independent	AC	CC	CGN	RC
Carlos Palomares, Chair of the Board	2012	Financial Services Industry, Leadership, Credit Risk, Corporate Finance, Executive Compensation, Accounting, Risk Management	✓	✓	✓
Robert W. Beck	2020	Financial Services Industry, Leadership, Credit Risk, Corporate Finance, Marketing, M&A, Accounting, Risk Management, Investor Relations
Jonathan D. Brown	2018	Financial Services Industry, Capital Allocation, M&A, Corporate Governance, Investor Relations	✓
Roel C. Campos	2012	Leadership, Cybersecurity, Corporate Governance, Government Affairs, Securities Compliance, Regulatory	✓			C	✓
Maria Contreras-Sweet	2018	Financial Services Industry, Leadership, Corporate Finance, Technology/Innovation, Corporate Governance, Regulatory, Public Relations, Government Affairs	✓		✓	✓
Michael R. Dunn	2014	Financial Services Industry, Leadership, Credit Risk, Corporate Finance, M&A, Risk Management, Investor Relations					C
Steven J. Freiberg	2014	Financial Services Industry, Leadership, Credit Risk, Corporate Finance, Marketing, M&A, Executive Compensation, Technology, Risk Management, Investor Relations	✓	✓	C
Sandra K. Johnson	2020	Financial Services Industry, Leadership, Information Technology, Cybersecurity, Blockchain Technology, Technology/Innovation, Entrepreneurship	✓			✓	✓

AC = Audit Committee	CC = Compensation Committee	CGN = Corporate Governance and Nominating Committee	RC = Risk Committee	C = Committee Chair

Regional Management Corp. | Proxy Statement for 2021 Annual Meeting of Stockholders | 2

Ratification of Independent Registered Public Accounting Firm

As a matter of good corporate governance, we are asking our stockholders to ratify the selection of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

Re-Approval of the Regional Management Corp. 2015 Long-Term Incentive Plan

We are proposing that our stockholders re-approve the Regional Management Corp. 2015 Long-Term Incentive Plan (as amended and restated effective May 20, 2021) (the “2015 Plan”) to, among other things, increase the number of shares of stock that may be issued under the 2015 Plan. We believe that our long-term incentive compensation program, currently implemented under the 2015 Plan, allows us to compete with comparable companies in our industry in order to attract and retain talented individuals who contribute to our long-term success. We also believe that the 2015 Plan effectively provides substantial incentive to achieve our business objectives and build stockholder value, thereby aligning the interests of plan participants with the interests of our stockholders. Approval of the amended and restated 2015 Plan should provide us with the continued flexibility needed to use equity compensation and other incentive awards to attract, retain, and motivate talented employees, directors, and consultants who are important to our long-term growth and success.

The following “best practices” are integrated into the 2015 Plan, as amended and restated:

✓    Limitation on Shares Issued

✓    No “Evergreen” Provision or Liberal Share Recycling

✓    Robust Minimum Vesting and Award Practices

✓    No Dividends or Dividend Equivalents on Unvested Awards

✓    Reasonable Plan Duration

✓    Administered by Independent Committee

✓    No Discounted Stock Options or Stock Appreciation Rights (“SARs”) and Limit on Option and SAR Terms

✓    No Stock Option or SAR Re-Pricings Without Stockholder Approval

✓    Prudent Change of Control Provisions

✓    Efficient Use of Equity

Advisory Vote to Approve Executive Compensation

As required by Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we are providing our stockholders with the opportunity to vote on a non-binding advisory resolution to approve the compensation of our named executive officers (commonly known as a “Say-on-Pay Vote”).

2020 Compensation-Related Highlights

✓	Continued alignment of executive pay with company performance:
o	2020 incentives are largely performance-contingent, with long-term incentive awards roughly one-half performance-contingent and short-term incentive awards entirely performance-contingent
o	Performance goals are rigorous and are based almost exclusively on objective, quantitative criteria
o	Implemented temporary changes to the 2020 short-term incentive program metrics in light of the unique operating environment resulting from the COVID-19 pandemic
✓	Maintained competitive compensation and incentive program target opportunities for our executives in order to continue to align their overall compensation with the market for executive talent
✓	Set our short-term incentive payout opportunities to provide high upside if performance goals are exceeded, while paying low or no bonus amounts if goals are not achieved
✓

Granted long-term incentives, which include a significant portion that is contingent upon the achievement of rigorous and clearly-defined performance measures, to named executive officers and other key contributors, effectively aligning such individuals’ interests with the long-term interests of our stockholders

Regional Management Corp. | Proxy Statement for 2021 Annual Meeting of Stockholders | 3

Compensation Program “Best Practices” Summary

✓    Compensation program designed to closely align pay with performance

✓    Significant share ownership guidelines for executives (5x base salary for CEO, 2x for other executive officers)

✓    Significant share ownership guidelines for directors (5x annual cash retainer)

✓    Significant portion of compensation is variable and/or performance-based

✓    No excessive perquisites

✓    No excise tax gross-ups

✓    Formalized clawback policy

✓    Double-trigger change-in-control provisions

✓    Prohibition against hedging and pledging

✓    No re-pricing of equity incentive awards without stockholder approval

✓    Independent Compensation Committee

✓    Independent compensation consultant

Fiscal 2020 Compensation Summary

The following table sets forth the cash and other compensation that we paid to our named executive officers or that was otherwise earned by our named executive officers for their services in all employment capacities during 2020. See the Summary Compensation Table of the Proxy Statement for additional information.

Name and Principal Position	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Robert W. Beck,	557,036	—	829,495	400,000	984,205	30,157	2,800,893
President and Chief Executive Officer
(Former Executive Vice President
and Chief Financial Officer)
Peter R. Knitzer,	140,984	—	—	—	754,457	2,546,375	3,441,816
Former President and Chief
Executive Officer
Harpreet Rana,	42,623	100,000	166,242	166,240	53,279	7,500	535,884
Executive Vice President and
Chief Financial Officer
Michael S. Dymski,	256,672	40,989	420,306	—	192,500	14,269	924,736
Vice President of Financial Planning and Analysis
(Former Interim Chief Financial Officer and
Vice President and Chief Accounting Officer)
John D. Schachtel,	415,000	—	322,722	155,625	833,488	59,585	1,786,420
Executive Vice President
and Chief Operating Officer
Brian J. Fisher,	370,164	—	279,956	134,997	577,155	21,271	1,383,543
Executive Vice President and Chief
Strategy and Development Officer
Manish Parmar,	330,423	250,000	477,045	125,617	413,029	171,100	1,767,214
Executive Vice President and
Chief Credit Risk Officer

2022 Annual Meeting of Stockholders

▪	Stockholder proposals submitted pursuant to SEC Rule 14a-8 must be received by us no later than December 17, 2021.
▪	Notice of stockholder proposals outside of SEC Rule 14a-8 must be delivered to us not earlier than January 20, 2022 and not later than February 19, 2022.

Regional Management Corp. | Proxy Statement for 2021 Annual Meeting of Stockholders | 4

GENERAL Information and

Frequently Asked Questions

This proxy statement (the “Proxy Statement”) and the accompanying proxy card are first being sent on or about April 16, 2021, to the stockholders of Regional Management Corp., a Delaware corporation (“Regional,” the “Company,” “we,” “us,” and “our”), in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on May 20, 2021, at 2:30 p.m. Eastern Daylight Time and any postponement or adjournment thereof. Our Annual Report on Form 10-K, containing financial statements for the fiscal year ended December 31, 2020, is being mailed together with this Proxy Statement to all stockholders entitled to vote at the Annual Meeting.

Why did I receive a proxy card and Proxy Statement?

As a stockholder of record on April 5, 2021, you are entitled to vote at the Annual Meeting. The accompanying proxy card is for use at the Annual Meeting if a stockholder either will be unable to attend virtually on May 20, 2021 or will attend virtually but wishes to vote by proxy in advance of the Annual Meeting. Even if you plan to attend the virtual Annual Meeting, you are encouraged to vote by proxy in advance. Instructions as to how you may cast your vote by proxy are found on the proxy card. If you attend the virtual Annual Meeting, you may revoke your proxy and vote your shares electronically during the virtual Annual Meeting.

The proxy card is solicited by mail by and on behalf of the Board, and the cost of soliciting proxies will be borne by us. In addition to solicitations by mail, proxies may be solicited in person, by telephone, or via the internet by our directors and officers who will not receive additional compensation for such services. We will request banks, brokerage houses, and other institutions, nominees, and fiduciaries to forward the soliciting material to beneficial owners and to obtain authorization for the execution of proxies. We will, upon request, reimburse these parties for their reasonable expenses in forwarding proxy materials to our beneficial owners.

Why is the Annual Meeting taking place virtually this year?

We will host the Annual Meeting exclusively live online this year due to the circumstances surrounding the continued existence and spread of the coronavirus (“COVID-19”) pandemic. Federal, state, and local governments have encouraged businesses to restrict all unnecessary travel and limit the size of gatherings to avoid the spread of COVID-19. As a result, and in order to protect the health and well-being of our directors, team members, and stockholders, we have once again decided to hold the Annual Meeting exclusively online. At this time, we intend to resume holding in-person meetings beginning with the 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”).

How do I attend and participate in the Annual Meeting online?

We will host the Annual Meeting exclusively live online. Any stockholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/RM2021. To enter the Annual Meeting, you will need to log in with the control number provided on your proxy card or voting instruction form. Once you are logged in to the Annual Meeting, instructions on how to participate, including how to submit questions and vote during the meeting, will be provided at www.virtualshareholdermeeting.com/RM2021. If you are not a stockholder or do not have a control number, you may still access the meeting as a guest, but you will not be able to participate. We are committed to ensuring that our stockholders have the same rights and opportunities to participate in the Annual Meeting as if it had been held in a physical location. If you have questions about accessing the website for the virtual Annual Meeting, please contact the Company’s Corporate Secretary by sending an email to investor.relations@regionalmanagement.com or calling (864) 448-7000 by May 17, 2021. If you encounter any technical difficulties with the log-in process or during the Annual Meeting, please call the technical support number that will be posted on the virtual Annual Meeting website.

The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and mobile phones) running the most updated version of applicable software and plugins. Stockholders (or their authorized representatives) should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the meeting. Stockholders (or their authorized representatives) should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the meeting.

What is the purpose of the Annual Meeting?

The purpose of the Annual Meeting is:

(i)	to elect the eight nominees named in the Proxy Statement to serve as members of the Board until the next annual meeting of stockholders or until their successors are elected and qualified;

Regional Management Corp. | Proxy Statement for 2021 Annual Meeting of Stockholders | 5

(ii)	to ratify the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021;
(iii)	to re-approve the Regional Management Corp. 2015 Long-Term Incentive Plan (as amended and restated effective May 20, 2021);
(iv)	to hold an advisory vote to approve executive compensation; and
(v)	to transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

Who is entitled to vote?

Only stockholders of record at the close of business on April 5, 2021 (the “Record Date”), will be entitled to receive notice of and to vote at the Annual Meeting. As of the Record Date, 10,773,719 shares of our common stock, $0.10 par value per share, were outstanding. The holders of common stock are entitled to one vote per share for each director nominee and to one vote per share on any other proposal presented at the Annual Meeting.

Brokers that are members of certain securities exchanges and that hold shares of our common stock in “street name” on behalf of beneficial owners have authority to vote on certain items when they have not received instructions from beneficial owners. Under the New York Stock Exchange (“NYSE”) rules and regulations governing such brokers, the proposal to ratify the appointment of RSM US LLP as our independent registered public accounting firm is considered a “discretionary” item. This means that brokers may vote in their discretion on this proposal on behalf of beneficial owners who have not furnished voting instructions. In contrast, certain items are considered “non-discretionary,” and a “broker non-vote” occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because, with respect to such other proposal, the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. The proposals to elect directors, re-approve the Regional Management Corp. 2015 Long-Term Incentive Plan, and to approve executive compensation are considered “non-discretionary,” and therefore, brokers cannot vote your shares on these proposals when they do not receive voting instructions from you.

What constitutes a quorum?

The representation, virtually or by proxy, of at least a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business. Votes withheld from any nominee, abstentions, and “broker non-votes” are counted as present or represented for purposes of determining the presence or absence of a quorum for the Annual Meeting. Virtual attendance at our Annual Meeting constitutes presence in person for purposes of determining whether there is a quorum at the meeting.

Can I ask questions at the virtual Annual Meeting?

Stockholders as of the Record Date who attend and participate in our virtual Annual Meeting at www.virtualshareholdermeeting.com/RM2021 will have an opportunity to submit questions about topics of importance to the Company’s business and affairs live via the internet during a designated portion of the meeting. Instructions for submitting questions during the virtual Annual Meeting will be available at www.virtualshareholdermeeting.com/RM2021 during the meeting. Stockholders may also submit a question in advance of the Annual Meeting at www.proxyvote.com. In both cases, stockholders must have available their control number provided on their proxy card or voting instruction form. All questions from stockholders that are pertinent to Annual Meeting matters will be answered during the meeting, subject to time limitations.

Regional Management Corp. | Proxy Statement for 2021 Annual Meeting of Stockholders | 6

How do I vote?

Stockholders may vote by proxy or by attending the virtual Annual Meeting online and voting electronically during the Annual Meeting. Instructions as to how you may cast your vote by proxy are set forth below and are found on the accompanying proxy card.

Vote by Internet:

Before the Meeting – Go to www.proxyvote.com

Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Daylight Time on May 19, 2021. Have your proxy card in hand when you access the website, and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the Meeting – Go to www.virtualshareholdermeeting.com/RM2021

You may attend the meeting via the internet and vote electronically during the meeting. Have your proxy card in hand when you access the website, and follow the instructions.

Vote by Mail: Mark, sign, and date your proxy card and promptly return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Will other matters be voted on at the Annual Meeting?

Aside from the four proposals described above, the Board knows of no other matters to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board will be voted with respect thereto in accordance with the best judgment of the persons named as proxy holders and attorneys-in-fact in the proxies.

May I revoke my proxy instructions?

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted at the Annual Meeting. Proxies may be revoked by (i) filing with our Corporate Secretary, before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy; (ii) duly completing a later-dated proxy card relating to the same shares and delivering it to our Corporate Secretary before the taking of the vote at the Annual Meeting; or (iii) attending the virtual Annual Meeting and voting electronically (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to Regional Management Corp., 979 Batesville Road, Suite B, Greer, South Carolina 29651, Attention: Corporate Secretary, before the taking of the vote at the Annual Meeting.

How many votes are required to approve each proposal?

With respect to the proposal to elect directors (Proposal No. 1), the eight nominees receiving the highest number of affirmative votes of the shares present, virtually or represented by proxy, and entitled to vote at the Annual Meeting shall be elected as directors. Regarding the proposals to ratify the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 (Proposal No. 2) and re-approve the Regional Management Corp. 2015 Long-Term Incentive Plan (as amended and restated effective May 20, 2021) (Proposal No. 3), an affirmative vote of a majority of the shares present, virtually or represented by proxy, and voting on such matter is required for approval of each proposal. Likewise, the compensation of executive officers (Proposal No. 4) will be approved, on an advisory basis, if a majority of the shares present, virtually or represented by proxy, and voting on such matter is cast in favor of the proposal. “Broker non-votes” are not considered voted for the particular matter, and for proposals subject to majority voting that are considered “non-discretionary” (Proposal No. 3 and Proposal No. 4), “broker non-votes” have the effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated. For proposals subject to majority voting that are considered “discretionary” (Proposal No. 2), there will be no “broker non-votes” and brokers may vote in their discretion on behalf of beneficial owners who have not furnished voting instructions. Virtual attendance at our Annual Meeting constitutes presence for purposes of the vote required under our Amended and Restated Bylaws (the “Bylaws”).

Because your vote on Proposal No. 4 is advisory, it will not be binding on us, our Board, or our Compensation Committee. However, the Board and the Compensation Committee will consider the outcome of this vote when making future compensation decisions for our executive officers.

Regional Management Corp. | Proxy Statement for 2021 Annual Meeting of Stockholders | 7

The persons named as proxy holders and attorneys-in-fact in the proxy card, Robert W. Beck and Catherine R. Atwood, were selected by the Board and are officers of the Company. All properly executed proxy cards returned in time to be counted at the Annual Meeting will be voted by such persons at the Annual Meeting. Where a choice has been specified on the proxy card with respect to the foregoing matters, the shares represented by the proxy will be voted in accordance with the specifications. If no such specifications are indicated, such shares will be voted “FOR” the election of all director nominees, “FOR” the ratification of the appointment of our independent registered public accounting firm, “FOR” re-approval of the Regional Management Corp. 2015 Long-Term Incentive Plan (as amended and restated effective May 20, 2021), and “FOR” the advisory approval of executive compensation.

How can I correspond directly with Regional Management Corp.?

The address of our principal executive office is 979 Batesville Road, Suite B, Greer, South Carolina 29651, and our telephone number is (864) 448-7000. In addition, any person interested in communicating directly with the Chair of our Board or with any other Board member may address such communication to our Corporate Secretary, 979 Batesville Road, Suite B, Greer, South Carolina 29651, who will forward such communication to the appropriate party.

Regional Management Corp. | Proxy Statement for 2021 Annual Meeting of Stockholders | 8

Board of Directors and

Corporate Governance Matters

The Board is responsible for directing and overseeing the management of our business and affairs in a manner consistent with the best interests of the Company and its stockholders. The Board has implemented written Corporate Governance Guidelines designed to assist the Board in fulfilling its duties and responsibilities. The Corporate Governance Guidelines address a number of matters applicable to directors, including Board composition, structure, and policies; director qualification standards; Board meetings; committees of the Board; roles and expectations of the Board and its directors; director compensation; management succession planning; and other matters. These Corporate Governance Guidelines are available on our Investor Relations website at www.regionalmanagement.com. A stockholder may request a copy of the Corporate Governance Guidelines by contacting our Corporate Secretary at 979 Batesville Road, Suite B, Greer, South Carolina 29651.

Director Qualifications

Our Corporate Governance and Nominating Committee (the “Nominating Committee”) is responsible for reviewing the qualifications of potential director candidates and recommending to the Board those candidates to be nominated for election to the Board. The Nominating Committee considers minimum individual qualifications, including relevant career experience, strength of character, mature judgment, familiarity with our business and industry, independence of thought, and an ability to work collegially with the other members of the Board, and all other factors it considers appropriate, which may include age, diversity of background, existing commitments to other businesses, potential conflicts of interest with other pursuits, legal considerations (such as antitrust issues), corporate governance background, financial and accounting background, executive compensation background, and the size, composition, and combined expertise of the existing Board. The Board and the Nominating Committee monitor the mix of specific experience, qualifications, and skills of the Company’s directors in order to ensure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of our business and structure. Stockholders may also nominate directors for election at our annual stockholders’ meeting by following the provisions set forth in our Bylaws, and in such a case, the Nominating Committee will consider the qualifications of directors proposed by stockholders.

When determining whether director nominees have the experience, qualifications, attributes, and professional and functional skills, taken as a whole, to enable our Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Nominating Committee has focused primarily on the valuable contributions of incumbent directors to our success in recent years and on the skills, experience, and individual attributes that each director nominee brings to the Board, including those discussed in the biographical descriptions and matrix set forth below.

Board Diversity

The Board recognizes and embraces the value of a diverse board of directors in improving the quality of its performance and our success. Diversity promotes the exchange of different perspectives and ideas, mitigates against groupthink, and ensures that the Board has the opportunity to benefit from all available talent. The Board is committed to inclusion – ensuring that all directors feel welcomed, valued, and able to contribute their opinions. The Board also recognizes the need for its directors to understand and to be able to respond effectively to the financial needs of its diverse customer base. The promotion of a diverse Board makes prudent business sense and makes for better corporate governance.

In February 2018, the Board approved its Board Diversity Policy (the “Diversity Policy”), which is available on our Investor Relations website at www.regionalmanagement.com, and most recently amended the Diversity Policy in March 2021. The Diversity Policy establishes the Board’s approach to achieving and maintaining diversity on the Board. The Board and the Nominating Committee are committed to actively seeking out highly qualified, diverse candidates to include in the pool from which Board nominees are chosen. The Board seeks to comprise itself of talented and dedicated directors with a diverse mix of expertise in areas needed to foster our business success, as well as a diversity of personal characteristics that include, but are not limited to, gender, race, ethnicity, national origin, sexual orientation, age, and geography. The Board and the Nominating Committee implement the Diversity Policy by maintaining a director candidate list comprised of individuals qualified to fill openings on the Board, which includes candidates with useful expertise who possess diverse personal backgrounds. When conducting searches for new directors, the Nominating Committee will include qualified female and/or ethnically diverse individuals from the list in the pool of candidates. Ultimately, the selection of new directors will be based on the Board’s judgment of the overall contributions that a candidate will bring to the Board, giving due weight to diverse personal characteristics that contribute to the Board achieving the objectives of the Diversity Policy.

The Nominating Committee is charged with reviewing all steps taken pursuant to the Diversity Policy on an annual basis, assessing the Board’s progress in achieving and maintaining diversity, and presenting its findings and assessment to the full Board for input. In 2019, the Board was awarded the Latino Corporate Directors Association 2019 Corporate Visionary Award in recognition

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of Regional’s commitment to an inclusive and diverse Board, which includes four Latino members. The Board was also nominated in 2019 for NACD NXT™ recognition by the National Association of Corporate Directors, which applauds exemplary board leadership practices that promote greater diversity and inclusion. In 2020, the Board appointed Sandra K. Johnson, Ph.D. as its newest independent director. Dr. Johnson is our second female director and first African American director. More than 50% of the current Board is racially or ethnically diverse.

The Nominating Committee and the Board are proud of the diverse characteristics of the Company’s directors and will continue to promote diversity initiatives at the Board level and throughout the Company.

Current Directors and Director Nominees

The Board has the discretion to determine the size of the Board, the members of which are elected at each year’s annual meeting of stockholders. Our Board currently consists of nine directors: Carlos Palomares, Robert W. Beck, Jonathan D. Brown, Roel C. Campos, Maria Contreras-Sweet, Michael R. Dunn, Steven J. Freiberg, Sandra K. Johnson, and Alvaro G. de Molina, with Mr. Palomares serving as Chair of the Board. Each of these individuals, other than Mr. de Molina, have been nominated and will stand as a director candidate for election at the Annual Meeting.

On March 1, 2021, Mr. de Molina notified the Board that he would not stand for re-election to the Board at the end of his current term, which expires at the Annual Meeting. Mr. de Molina will continue to serve as a member of the Board, Chair of its Audit Committee, and a member of its Compensation Committee until the expiration of his term at the Annual Meeting, at which time he will end his service as a member of the Board. Mr. de Molina’s decision not to stand for re-election was not the result of any disagreement relating to the Company’s operations, polices, or practices, including financial reporting. After careful consideration, in March 2021, the Board, acting on the recommendation of the Nominating Committee, decided to reduce its overall size from nine directors to eight directors, effective from the date of the Annual Meeting.

Biographical information of each of our directors is provided below. In addition, following the biographical information of our directors, we have provided a matrix summarizing the background, skills, experience, qualifications, and other attributes of our directors that led the Nominating Committee and the Board to conclude that such individuals would provide valuable contributions to our business and should therefore serve our company as its directors.

Director Nominees

Carlos Palomares Age: 76 Director Since: 2012 Chair of the Board Member of the Audit Committee and Compensation Committee

Mr. Palomares has been a director of Regional since March 2012 and currently serves as Chair of the Board. Since 2007, Mr. Palomares has been President and Chief Executive Officer of SMC Resources, a consulting practice that advises senior executives on business and marketing strategy. From 2001 to 2007, Mr. Palomares was Senior Vice President at Capital One Financial Corp., and he was Chief Operating Officer of Capital One Federal Savings Bank banking unit from 2004 to 2007. Prior to joining Capital One, Mr. Palomares held a number of senior positions with Citigroup Inc. and its affiliates, including Chief Operating Officer of Citibank Latin America Consumer Bank from 1998 to 2001, Chief Financial Officer of Citibank North America Consumer Bank from 1997 to 1998, Chairman and CEO of Citibank Italia from 1990 to 1992, and President and CEO of Citibank FSB Florida from 1992 to 1997. Mr. Palomares serves on the boards of directors of Pan American Life Insurance Group, Inc. and Banesco USA, a privately held financial institution. Mr. Palomares earned a B.S. degree in Quantitative Analysis from New York University.

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robert W. Beck Age: 57 President and Chief Executive Officer Director Since: 2020

Mr. Beck has served as President and Chief Executive Officer and as a director of Regional since March 2020. From July 2019 until March 2020, Mr. Beck served as Executive Vice President and Chief Financial Officer of Regional. Prior to joining Regional as Chief Financial Officer in July 2019, he was Executive Vice President and Chief Operating Officer of the Leukemia and Lymphoma Society. Before that, he spent 29 years at Citibank, serving in various roles. Most recently, Mr. Beck was the Chief Operating Officer of Citibank’s US Retail Bank, after previously serving as Chief Financial Officer of Citibank’s US Consumer and Commercial Bank. Prior to that, Mr. Beck served in a number of different roles at Citibank, including head of Citigroup Corporate Finance, head of Citigroup Reengineering, and co-head of Citigroup Corporate M&A. Mr. Beck serves on the board of directors of CSI of St. Louis, Inc., a telecom system and consulting company. Mr. Beck received his BS in Business Administration and Management from Washington University in St. Louis and his MBA in Finance and International Business from New York University’s Stern School of Business.

JONATHAN D. BROWN Age: 36 Director Since: 2018

Mr. Brown has served as a director of Regional since January 2018. He is a partner with Basswood Capital Management L.L.C. (“Basswood”), an alternative asset manager. Mr. Brown joined Basswood in 2009. In his current role, Mr. Brown is responsible for the research and investment analysis of companies across a broad range of sectors, with a specialized focus on financial services. Prior to Basswood, Mr. Brown worked at Sandelman Partners and Goldman Sachs. Mr. Brown graduated from Emory University’s Goizueta School of Business in 2006 with a B.B.A., holding dual concentrations in Finance and Strategy & Management Consulting, as well as a minor in History.

Mr. Brown is the representative of Basswood, our largest stockholder. For a description of our cooperation agreement with Basswood, pursuant to which Mr. Brown is nominated, see “Other Information – Certain Relationships and Related Person Transactions – Cooperation Agreement,” below.

Roel C. Campos Age: 72 Director Since: 2012 Chair of the Corporate Governance and Nominating Committee Member of the Risk Committee

Mr. Campos has served as a director of Regional since March 2012. He has been a partner and currently serves as Senior Counsel with the law firm of Hughes Hubbard & Reed LLP since February 2016, where he practices in the areas of securities regulation, corporate governance, and securities enforcement. Prior to joining Hughes Hubbard & Reed LLP, Mr. Campos was a partner with Locke Lord LLP (April 2011 to February 2016) and Cooley LLP (September 2007 to April 2011). Prior to that, he received a presidential appointment and served as a Commissioner of the Securities and Exchange Commission (the “SEC”) from 2002 to 2007. Prior to serving with the SEC, Mr. Campos was a founding partner of a Houston-based radio broadcaster. Earlier in his career, he practiced corporate law and served as a federal prosecutor in Los Angeles, California. Mr. Campos also previously served from January 2013 to May 2017 on the board of directors of WellCare Health Plans, Inc., a publicly-held entity which provides managed care services targeted to government-sponsored health care programs. He is also a director of a private registered broker-dealer, Liquidnet Holdings, Inc. Mr. Campos also serves on the Board of Visitors to the United States Air Force Academy, and on various non-profit boards. From 2008 to 2013, Mr. Campos served by selection of President Barack Obama on the President’s citizen Presidential Intelligence Advisory Board. Mr. Campos earned a B.S. degree from the United States Air Force Academy, an M.B.A. degree from the University of California, Los Angeles, and a J.D. degree from Harvard Law School.

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MARIA CONTRERAS-SWEET Age: 65 Director Since: 2018 Member of the Corporate Governance and Nominating Committee and the Compensation Committee

Ms. Contreras-Sweet has been a director of Regional since January 2018. She is the Managing Member of Rockway Equity Partners, LLC and Contreras Sweet Companies, LLC. She previously served as a member of President Obama’s cabinet as the 24th Administrator of the U.S. Small Business Administration from April 2014 to January 2017, where she was responsible for a $132 billion loan portfolio. Since March 2017, Ms. Contreras-Sweet has served as a director and member of the audit and compensation committees of Sempra Energy, a publicly-traded energy-services company that invests in, develops, and operates energy infrastructure and provides electric and gas services. Ms. Contreras-Sweet also serves on the board of directors of TriNet Group, Inc., a publicly-traded professional employer organization. She was a founder of ProAmerica Bank, where she served as Executive Chairwoman from 2006 to 2014, and Co-Founder and Managing Partner of Fortius Holdings, LLC, from 2003 to 2006. Prior to that, Ms. Contreras-Sweet served as the California cabinet Secretary of the Business, Transportation and Housing Agency from 1999 to 2003, where she oversaw 14 departments including the Department of Financial Institutions and Department of Corporations. Earlier in her career, she was a senior executive with Westinghouse Electric Company’s 7-Up/RC Bottling Company. Ms. Contreras-Sweet serves on the board of the Bipartisan Policy Center. She has been bestowed with numerous honorary doctorates including from Tufts University; Whittier College; and California State University, Los Angeles.

Michael R. Dunn Age: 69 Director Since: 2014 Chair of the Risk Committee

Mr. Dunn has been a director of Regional since July 2014. He previously served as Chief Executive Officer of Regional from October 2014 through July 2016 and as Executive Chairman of the Board from August 2016 through December 2016. Prior to joining Regional, Mr. Dunn was a partner at the private equity firm of Brysam Global Partners, a specialized firm focusing on investment in international banking and consumer lending companies, from 2007 through 2013. Mr. Dunn served as a board or alternate board member for all of Brysam’s portfolio companies. Prior to that, Mr. Dunn was with Citigroup for over 30 years, where he was the Chief Financial Officer of the Global Consumer Group from 1996 through 2007, adding the title of Chief Operating Officer of the Group in 2005. He was also a member of the Citigroup Management and Operating Committees. Mr. Dunn previously served on the boards of Banamex, a wholly-owned Mexican bank subsidiary of Citigroup, and on the U.S.-based Student Loan Corporation, of which Citigroup owned a majority interest. He holds a B.S. degree from New York University and attended the University of Michigan Executive Program. He is a Certified Public Accountant in New York State.

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Steven J. Freiberg Age: 64 Director Since: 2014 Chair of the Compensation Committee Member of the Audit Committee

Mr. Freiberg has been a director of Regional since July 2014. He is the founder of Grand Vista Partners (a private investment office), a Senior Advisor to Towerbook Capital Partners (a private equity firm), and a Senior Advisor to The Boston Consulting Group. Previously, Mr. Freiberg served as Interim Chief Financial Officer of Social Finance, Inc. from May 2017 until April 2018, and as a director and the Chief Executive Officer of E*TRADE Financial Corporation from April 2010 until August 2012. Prior to joining E*TRADE, Mr. Freiberg spent 30 years at Citigroup and its predecessor companies and affiliates. Among his notable roles at Citigroup, Mr. Freiberg served as Co-Chairman/Chief Executive Officer of Citigroup’s Global Consumer Group, Chairman and Chief Executive Officer of Citi Cards—Citigroup’s leading global credit card business—and Chairman and Chief Executive Officer of Citigroup’s North American Investment Products Division. Additionally, he was a member of Citigroup’s Executive, Management, and Operating Committees, and he served on the board of directors of several of Citigroup’s affiliates, including Citibank N.A., Citicorp Credit Services Inc., Citicorp Investment Services, Citicorp Insurance Group, Citibank Trust N.A., Citibank FSB, and the Citigroup Foundation. Mr. Freiberg has served on the board of directors of MasterCard Incorporated, a publicly-traded multinational financial services corporation, since September 2006 and currently chairs its audit committee. He also served on the former U.S. region board of MasterCard from January 2001 until May 2006 and served as Chairman of MasterCard’s United States region board from 2004 until May 2006. In addition, Mr. Freiberg currently serves as Vice Chair of the board of directors of Social Finance, Inc., a private online personal finance company that provides student loan refinancing, mortgages, and personal loans. Mr. Freiberg also serves on the board of directors or equivalent governing body of Fair Square Financial, LLC (a private credit card issuer that provides credit cards to “near-prime” customers) and Purchasing Power, LLC (a private specialty e-retailer offering consumer products, vacations, and online education services through payment plans). Mr. Freiberg is also the Chair of The Rewards Network, one of the largest merchant-funded, card-linked reward networks in the United States.

Sandra k. johnson, Ph.D. Age: 60 Director Since: 2020 Member of the Corporate Governance and Nominating Committee and Risk Committee

Dr. Johnson has been a director of Regional since April 2020. She is the founder, Chief Executive Officer, and Chief Technology Officer of Global Mobile Finance, Inc., a fintech startup company based in Research Triangle Park, North Carolina, as well as the founder and Chief Executive Officer of SKJ Visioneering, LLC, a technology consulting company. Dr. Johnson currently serves as a Visiting Scholar at North Carolina A&T University. From November 2012 to February 2014, Dr. Johnson served as the Chief Technology Officer for IBM Central, East and West Africa. Prior to 2014, she spent 11 years as a Senior Technical Staff Member of the IBM Systems and Technology Group, serving in various roles, including Business Development Executive for IBM Middle East and Africa, Chief Technology Officer for IBM’s Global Small and Medium Business, and the Linux Performance Architect. Dr. Johnson has conducted extensive research and published her findings in a number of computer-related and information technology areas, she has authored and co-authored over 80 publications, and she was part of the design team that developed the prototype for the IBM Scalable Parallel Processor (SP2), the base machine for “Deep Blue,” IBM’s world famous chess machine. Dr. Johnson was a member of the IBM Academy of Technology, a group consisting of the top 1% of IBM’s over 250,000 technical professionals. She has also received numerous technical and professional awards, and is an IBM Master Inventor with over 40 patents issued and pending. Dr. Johnson earned her B.S., M.S., and Ph.D. degrees in electrical engineering from Southern University, Stanford University, and Rice University, respectively. She is the first African-American woman to earn a Ph.D. in electrical engineering, with a concentration in computer engineering, in the United States. Dr. Johnson is a member of the Institute of Electrical and Electronics Engineers (“IEEE”) and the Association for Computing Machinery (“ACM”). She is also an IEEE Fellow and an ACM Distinguished Engineer.

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Current Director Not Standing for Re-Election

Alvaro G. de Molina Age: 63 Director Since: 2012 Chair of the Audit Committee Member of the Compensation Committee

Mr. de Molina has been a director of Regional since March 2012. Until 2009, Mr. de Molina was the Chief Executive Officer of GMAC LLC, which he originally joined as Chief Operating Officer in 2007. Since departing GMAC LLC, Mr. de Molina has been a private investor. He joined Cerberus Capital Management for a period during 2007 where he worked with the operations group, following a 17-year career at Bank of America, where he most recently served as its Chief Financial Officer from 2005 until 2007. During his tenure at Bank of America, Mr. de Molina also served as Chief Executive Officer of Banc of America Securities, President of Global Capital Markets and Investment Banking, head of Market Risk Management, and Corporate Treasurer. Previously, he also served in key roles at JPMorgan Chase Bank, N.A., Becton, Dickinson and Company, and PriceWaterhouse LLP (now PricewaterhouseCoopers LLP). From September 2012 until February 2018, Mr. de Molina served on the board of directors of Walter Investment Management Corp., a publicly-held entity which is an asset manager, mortgage servicer, and mortgage portfolio owner specializing in less-than-prime, non-conforming, and other credit-challenged mortgage assets. He holds a B.S. degree in Accounting from Fairleigh Dickinson University and an M.B.A. degree from Rutgers Business School and is a graduate of the Duke University Advanced Management Program.

There are no family relationships among any of our directors or executive officers.

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Matrix of Director Skills, Experience, and Demographic Background

The following table provides our stockholders and other interested parties with an overview of our directors’ skills, experience, and demographic background. These qualities are of particular value to our business and led the Nominating Committee and the Board to conclude that such individuals would provide valuable contributions to our company and should therefore serve our company as its directors.

	Robert W. Beck	Jonathan D. Brown	Roel C. Campos	Maria Contreras-Sweet	Michael R. Dunn	Steven J. Freiberg	Sandra K. Johnson	Alvaro G. de Molina(1)	Carlos Palomares
Skills and Experience
Financial Services Industry	✓	✓		✓	✓	✓	✓	✓	✓
Other Public Co. Board of Directors			✓	✓		✓		✓
Executive Management	✓		✓	✓	✓	✓	✓	✓	✓
Entrepreneurship/Business Operations	✓		✓	✓	✓	✓	✓	✓	✓
Credit Risk Management	✓				✓	✓		✓	✓
Corporate Finance or Capital Allocation	✓	✓		✓	✓	✓		✓	✓
Marketing and/or Public Relations	✓		✓	✓		✓	✓
Marketing to Hispanic Population			✓	✓					✓
Mergers and Acquisitions	✓	✓	✓		✓	✓		✓
Human Resources/Executive Comp	✓					✓			✓
Cybersecurity or Technology/Innovation	✓		✓	✓		✓	✓
Information Technology or Blockchain							✓
Corporate Governance		✓	✓	✓
Government Affairs			✓	✓
Regulatory and/or SEC Compliance			✓	✓
Audit Committee Financial Expert						✓		✓	✓
SOX and Internal Audit	✓		✓		✓	✓			✓
Risk Management	✓				✓	✓		✓	✓
Business Ethics	✓		✓	✓	✓	✓	✓	✓	✓
Investor Relations	✓	✓			✓	✓
Demographic Background
Board Tenure and Independence
Year First Appointed or Elected	2020	2018	2012	2018	2014	2014	2020	2012	2012
Board Independent		✓	✓	✓		✓	✓	✓	✓
Gender
Male	✓	✓	✓		✓	✓		✓	✓
Female				✓			✓
Age
Years Old	57	36	72	65	69	64	60	63	76
Race/Ethnicity
White/Caucasian	✓	✓			✓	✓
Hispanic/Latino			✓	✓				✓	✓
African American							✓
(1)

Mr. de Molina will not be standing for re-election at the Annual Meeting. Mr. de Molina’s decision not to stand for re-election was not the result of any disagreement relating to the Company’s operations, polices, or practices, including financial reporting.

Board Independence

Ms. Contreras-Sweet, Dr. Johnson, and Messrs. Brown, Campos, Freiberg, de Molina, and Palomares are each independent in accordance with the criteria established by the NYSE for independent board members. The Board performed a review to determine the independence of its members and made a subjective determination as to each of these independent directors that no transactions, relationships, or arrangements exist that, in the opinion of the Board, would interfere with the exercise of independent

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judgment in carrying out the responsibilities of a director of the Company. In making these determinations, the Board reviewed the information provided by the directors and the Company with regard to each director’s business and personal activities as they may relate to the Company and its management. We define an “independent” director in accordance with Section 303A.02 of the NYSE Rules. The categorical standards that the Board has established to assist it in making independence determinations can be found in our Corporate Governance Guidelines on our Investor Relations website at www.regionalmanagement.com.

Leadership Structure

As described in the Corporate Governance Guidelines, the Board may select its Chair and our Chief Executive Officer in any way that it considers to be in our best interests. Therefore, the Board does not have a policy on whether the roles of Chair and Chief Executive Officer should be separate or combined and, if they are to be separate, whether the Chair should be selected from the independent directors.

Mr. Palomares was appointed to serve as Chair of our Board in July 2019, replacing Mr. de Molina who previously served as Chair. At this time, the Board believes that the separation of the roles of Chair and Chief Executive Officer promotes communication between the Board, the Chief Executive Officer, and other senior management, and enhances the Board’s oversight of management. We believe that our leadership structure provides increased accountability of our Chief Executive Officer to the Board and encourages balanced decision-making. We also separate the roles in recognition of the differences in the roles. While the Chief Executive Officer is responsible for day-to-day leadership of the Company and the setting of strategic direction, the Chair provides guidance to the Chief Executive Officer and coordinates and manages the operations of the Board and its committees.

At this time, the Board believes that its current leadership structure, with an independent Chair, is appropriate for the Company and provides many advantages to the effective operation of the Board. The Board will periodically evaluate and reassess the effectiveness of this leadership structure.

Meetings

The Board held 18 meetings during the fiscal year ended December 31, 2020. During 2020, each current director then in office attended more than 75% of the total number of meetings of the Board and committees on which he or she served. In addition to formal Board meetings, our Board communicates from time to time via telephone, electronic mail, and informal meetings, and our Board and its committees may act by written consent in lieu of a formal meeting. Our non-employee directors met in executive session following each of our regular, quarterly Board meetings in 2020, and the independent members of our Board also periodically met in executive session in 2020. Mr. Palomares presides over each executive session of our non-employee directors and independent directors.

Other than an expectation set forth in our Corporate Governance Guidelines that each director will make every effort to attend the annual meeting of stockholders, we do not have a formal policy regarding the directors’ attendance at annual meetings. All of our directors then in office attended our last annual meeting of stockholders held on May 21, 2020.

Committees of the Board

Our Board has four standing committees: the Audit Committee, the Compensation Committee, the Corporate Governance and Nominating Committee, and the Risk Committee. The composition and responsibilities of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by our Board.

Directors	Audit	Compensation	Corporate Governance and Nominating	Risk
Roel C. Campos			Chair	✓
Maria Contreras-Sweet		✓	✓
Michael R. Dunn				Chair
Steven J. Freiberg	✓	Chair
Sandra K. Johnson			✓	✓
Alvaro G. de Molina(1)	Chair	✓
Carlos Palomares	✓	✓
Number of Meetings Held in 2020:	6	11	5	3
(1)

Mr. de Molina will not be standing for re-election at the Annual Meeting. Mr. de Molina’s decision not to stand for re-election was not the result of any disagreement relating to the Company’s operations, polices, or practices, including financial reporting.

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Audit Committee

The Audit Committee is a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee currently consists of Messrs. de Molina (Chair), Freiberg, and Palomares. In accordance with SEC rules and NYSE rules, each of the members of our Audit Committee is an independent director in accordance with the criteria established by the NYSE for the purpose of audit committee membership independence. In addition, the Board has examined the SEC’s definition of “audit committee financial expert” and has determined that Messrs. de Molina, Freiberg, and Palomares satisfy this definition.

Pursuant to the Audit Committee’s written charter, our Audit Committee is responsible for, among other things:

•	appointing and overseeing our independent registered public accounting firm and pre-approving the audit and non-audit services to be performed by our independent auditors;
•	discussing the scope and results of the audit with the independent registered public accounting firm;
•	assisting the Board in evaluating the qualifications, performance, and independence of our independent auditors;
•	assisting the Board in monitoring the quality and integrity of our financial statements and our accounting and financial reporting processes;
•	assisting the Board in monitoring our compliance with legal and regulatory requirements;
•	assisting the Board in reviewing the adequacy and effectiveness of our internal control over financial reporting processes;
•	assisting the Board in monitoring the performance of our internal audit function;
•	reviewing with management and our independent auditors our annual and quarterly financial statements;
•

establishing procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters; and

•	preparing the audit committee report that the SEC requires in our annual proxy statement.

The Audit Committee Charter, which contains a more complete explanation of the roles and responsibilities of the Audit Committee, is posted on our Investor Relations website at www.regionalmanagement.com. A stockholder may request a copy of the Audit Committee Charter by contacting our Corporate Secretary at 979 Batesville Road, Suite B, Greer, South Carolina 29651. The Audit Committee held six meetings during the fiscal year ended December 31, 2020.

Compensation Committee

Our Compensation Committee consists of Mr. Freiberg (Chair), Ms. Contreras-Sweet, Mr. de Molina, and Mr. Palomares. Mr. de Molina was appointed to the Compensation Committee in May 2020, replacing Mr. Campos. In accordance with NYSE rules, each of the members of our Compensation Committee is an independent director in accordance with the criteria established by the NYSE for the purpose of compensation committee membership independence. Pursuant to the Compensation Committee’s written charter, our Compensation Committee is responsible for, among other things:

•

reviewing and approving, or making recommendations to the Board with respect to, corporate goals and objectives relevant to the compensation of our Chief Executive Officer, evaluating our Chief Executive Officer’s performance in light of those goals and objectives, and either as a committee or together with the other independent directors (as directed by the Board), determining and approving our Chief Executive Officer’s compensation level based on such evaluation;

•

reviewing and approving the compensation of our executive officers, including annual base salaries, annual incentive bonuses, equity compensation, employment agreements, and severance and termination arrangements;

•	reviewing and recommending to the Board the compensation of our non-employee directors;
•	reviewing and discussing annually with management our “Compensation Discussion and Analysis”;
•	preparing the Report of the Compensation Committee; and
•	reviewing and making recommendations with respect to our equity compensation plans.

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The Compensation Committee is entitled to delegate any or all of its responsibilities to subcommittees of the Compensation Committee. Additionally, the Compensation Committee may delegate to one or more of our officers the authority to make grants and awards of cash or options or other equity securities to any of our non-Section 16 officers under our incentive-compensation or other equity-based plans, as the Compensation Committee deems appropriate and in accordance with the terms of such plans, provided that such delegation is in compliance with such plans and applicable law.

The Compensation Committee has the authority to hire outside advisors and experts, including compensation consultants to assist it with director and executive officer compensation determinations. See “Compensation Discussion and Analysis – Compensation Objectives and Approaches – Compensation Determination Process” for information about our independent compensation consultant.

The Compensation Committee Charter, which contains a more complete explanation of the roles and responsibilities of the Compensation Committee, is posted on our Investor Relations website at www.regionalmanagement.com. A stockholder may request a copy of the Compensation Committee Charter by contacting our Corporate Secretary at 979 Batesville Road, Suite B, Greer, South Carolina 29651. The Compensation Committee held eleven meetings during the fiscal year ended December 31, 2020.

Corporate Governance and Nominating Committee

Our Nominating Committee consists of Mr. Campos (Chair), Ms. Contreras-Sweet, and Dr. Johnson. Mr. de Molina ended service to the Committee in May 2020. In accordance with NYSE rules, each of the members of our Nominating Committee is an independent director in accordance with the criteria established by the NYSE for the purpose of corporate governance and nominating committee membership independence. Pursuant to the Nominating Committee’s written charter, the Nominating Committee is responsible for, among other things:

•	assisting our Board in identifying prospective director nominees and recommending nominees to the Board;
•	recommending members for each committee of our Board; and
•

reviewing (i) developments in corporate governance practices, (ii) the adequacy of our certificate of incorporation and by-laws, and (iii) the Company’s Corporate Governance Guidelines (on a biennial basis).

The Nominating Committee will consider a candidate for director proposed by a stockholder. A candidate must be highly qualified and be both willing to serve and expressly interested in serving on the Board. A stockholder wishing to propose a candidate for the Nominating Committee’s consideration in connection with the 2022 Annual Meeting should forward the candidate’s name and information about the candidate’s qualifications to Regional Management Corp., 979 Batesville Road, Suite B, Greer, South Carolina 29651, Attn: Corporate Secretary, not earlier than January 20, 2022 nor later than February 19, 2022.

The Nominating Committee will select individuals, including candidates proposed by stockholders, as director nominees who have the highest personal and professional integrity, who have demonstrated exceptional ability and judgment, and who will be most effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of our stockholders. In evaluating nominees, the Nominating Committee will consider, among other things, the director qualifications described above and will apply the objectives outlined in our Diversity Policy.

The Nominating Committee Charter, which contains a more complete explanation of the roles and responsibilities of the Nominating Committee, is posted on our Investor Relations website at www.regionalmanagement.com. A stockholder may request a copy of the Nominating Committee Charter by contacting our Corporate Secretary at 979 Batesville Road, Suite B, Greer, South Carolina 29651. The Nominating Committee held five meetings during the fiscal year ended December 31, 2020.

Risk Committee

Our Risk Committee consists of Mr. Dunn (Chair), Mr. Campos, and Dr. Johnson. The committee was established in May 2020 to assist the Board in its oversight of the Company’s risk management function and assumed many of the risk-related functions formerly overseen by the Nominating Committee. Pursuant to the Risk Committee’s written charter, the Risk Committee is responsible for, among other things:

•	reviewing and discussing our enterprise risk management program with management and our independent registered public accounting firm;
•	reviewing the key risks facing the Company and discussing those risks with management;
•	assessing the allocation of risk oversight among the committees of the Board; and
•	reviewing and discussing with management the Company’s preparedness for handling business interruption and annually approving the Company’s Business Continuity Plan.

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The Risk Committee held three meetings during the fiscal year ended December 31, 2020.

Availability of Committee Charters

The charters of each of our Board committees, which contain more complete explanations of the roles and responsibilities of each of our Board committees, are posted on our Investors Relations website at www.regionalmanagement.com. A stockholder may request a copy of any or all of these committee charters by contacting our Corporate Secretary at 979 Batesville Road, Suite B, Greer, South Carolina 29651.

Role in Risk Oversight

As part of its role in risk oversight, our Risk Committee is responsible for reviewing our risk assessment and risk management practices, and for discussing its findings with both management and our independent registered public accounting firm. The Board and the Risk Committee periodically review the risks that may potentially affect us and management’s efforts to manage those risks, including risks reflected in our periodic filings. For example, on a periodic basis, members of the Board and the Risk Committee engage with management and/or third-party consultants to assess the cyber threat landscape, to evaluate our information security program, to review the results of penetration testing, and to analyze the design, effectiveness, and ongoing enhancement of our capabilities to monitor, prevent, and respond to cyber threats and events. The Company has a comprehensive enterprise-wide cybersecurity program aligned to NIST Cybersecurity Framework (CSF) industry standard and maintains cybersecurity risk insurance coverage to defray the costs of potential information security breaches. The Company conducts automated online training at least once a year for its employees and mock phishing campaigns on a regular basis throughout the year. Management briefs the Risk Committee quarterly on information security matters, including the status of the Company’s security posture and our efforts to identify and mitigate cybersecurity risks, and briefs the full Board on such matters at least annually.

The Board may also request supplemental information and disclosure about any other specific area of interest and concern relevant to risks it believes are faced by us and our business. The Board also considers emerging or evolving risks as they arise, such as risks related to the COVID-19 pandemic, and may either meet as a full Board or assign risks to a committee for continuing oversight. The Board and its committees have been actively overseeing the Company’s response to and risk management of the ongoing COVID-19 pandemic, including regular updates from and discussions with Company management. Topics around this ongoing crisis span a broad range of matters, including: maintaining the health and safety of our employees; minimizing adverse financial impact on affected employees; evaluating the impact of the pandemic on strategy, operations, liquidity, and financial matters; and supporting the communities in which we operate.

The Board believes that our current leadership structure enhances its oversight of risk management because our Chief Executive Officer, who is ultimately responsible for our risk management process, is in the best position to discuss with the Board these key risks and management’s response to them by also serving as a director of the Company.

Code of Business Conduct and Ethics

Our Board has adopted a Code of Business Conduct and Ethics (the “Code of Ethics”). The Code of Ethics applies to all of our directors, officers, and employees and must be acknowledged in writing by our Chief Executive Officer and Chief Financial Officer. The Code of Ethics is posted on our Investor Relations website at www.regionalmanagement.com. A stockholder may request a copy of the Code of Ethics by contacting our Corporate Secretary at 979 Batesville Road, Suite B, Greer, South Carolina 29651. To the extent permissible under applicable law, the rules of the SEC, and NYSE listing standards, we intend to disclose on our website any amendment to our Code of Ethics, or any grant of a waiver from a provision of our Code of Ethics, that requires disclosure under applicable laws, the rules of the SEC, or NYSE listing standards.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended December 31, 2020, Ms. Contreras-Sweet, Mr. Freiberg, Mr. de Molina, and Mr. Palomares served on our Compensation Committee. Mr. Campos also served on the Compensation Committee until May 2020, at which time Mr. de Molina joined the committee. No member of the Compensation Committee has ever served as an officer or employee of the Company or any of its subsidiaries or had any relationship during the fiscal year ended December 31, 2020 that would be required to be disclosed pursuant to Item 404 of Regulation S-K. In addition, during the fiscal year ended December 31, 2020, none of our executive officers served on the compensation committee (or equivalent) or the board of directors of another entity whose executive officer(s) served on our Board or Compensation Committee.

Communications with the Board

Each member of the Board is receptive to and welcomes communications from our stockholders and other interested parties. Stockholders and other interested parties may contact any member (or all members) of the Board, including, without limitation, the

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Chair of the Board, any independent director, or the independent directors as a group, by addressing such communications or concerns to our Corporate Secretary, 979 Batesville Road, Suite B, Greer, South Carolina, 29651, who will forward such communications to the appropriate party.

If a complaint or concern involves accounting, internal accounting controls, or auditing matters, the correspondence will be forwarded to the chair of the Audit Committee. If no particular director is named, such communication will be forwarded, depending on the subject matter, to the chair of the Audit Committee, Compensation Committee, Nominating Committee, or Risk Committee, as appropriate.

Anyone who has concerns regarding (i) questionable accounting, internal accounting controls, and auditing matters, including those regarding the circumvention or attempted circumvention of internal accounting controls or that would otherwise constitute a violation of our accounting policies, (ii) compliance with legal and regulatory requirements, or (iii) retaliation against employees who voice such concerns, may communicate these concerns by writing to the attention of the Audit Committee as set forth above or by calling (800) 224-2330 at any time.

Director Compensation

Quality non-employee directors are critical to our success. We believe that the two primary duties of non-employee directors are to effectively represent the long-term interests of our stockholders and to provide guidance to management. As such, our compensation program for non-employee directors is designed to meet several key objectives:

•	Adequately compensate directors for their responsibilities and time commitments and for the personal liabilities and risks that they face as directors of a public company;
•	Attract the highest caliber non-employee directors by offering a compensation program consistent with those at companies of similar size, complexity, and business character;
•	Align the interests of directors with our stockholders by providing a significant portion of compensation in equity and requiring directors to own our stock; and
•	Provide compensation that is simple and transparent to stockholders and reflects corporate governance best practices.

The Compensation Committee, with the assistance of the Compensation Committee’s executive compensation consultant, reviews the compensation of our non-employee directors. In benchmarking director compensation, we use the same compensation peer group that is used to benchmark compensation for our named executive officers (see “Compensation Discussion and Analysis – Compensation Objectives and Approaches – Compensation Determination Process” for information about the peer group).

Our employees who serve as directors receive no separate compensation for service on the Board or on committees of the Board. We maintain a non-employee director compensation program structured as follows:

•

Board Cash Retainer: Each non-employee director receives an annual cash retainer of $70,000 payable in quarterly installments (prior to April 29, 2020, $90,000 in the case of the chair or lead independent director, if applicable, of the Board, and effective April 29, 2020, $95,000 in the case of the chair or lead independent director, if applicable, of the Board).

•

Committee Member Cash Retainer: Each member of a Board committee receives an additional annual cash retainer of $8,750 per committee service payable in quarterly installments ($17,500 in the case of the chair of each committee).

•

Board Equity-Based Award: Each non-employee director receives, on an annual basis, shares of restricted common stock with a value equal to $90,000 (prior to April 29, 2020, $110,000 in the case of the chair or lead independent director, if applicable, of the Board, and effective April 29, 2020, $115,000 in the case of the chair or lead independent director, if applicable, of the Board).

•

Committee Member Equity-Based Award: Each member of a Board committee receives, on an annual basis, additional shares of restricted common stock with a value equal to $8,750 per committee service ($17,500 in the case of the chair of each committee).

The restricted stock awards (each, an “RSA”) are granted on the fifth business day following the date of the annual stockholders’ meeting at which directors are elected. In 2020, due to market instability related to the COVID-19 pandemic, the number of shares subject to the RSA was determined by dividing the value of the award by the weighted average of the price per share of the Company’s common stock on the 25 days immediately preceding the date of grant (rounded down to the nearest whole share). The RSA vests and becomes non-forfeitable as to 100% of the underlying shares on the earlier of the first anniversary of the grant date or the date of the next annual stockholders’ meeting, subject to the director’s continued service from the grant date until the vesting date, or upon the earlier occurrence of the director’s termination of service as a director by reason of death or disability

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or upon a change in control of the Company. In the event of the director’s termination of service for any other reason, the director forfeits the RSA immediately. The RSA is subject to the terms and conditions of the Regional Management Corp. 2015 Long-Term Incentive Plan (as amended and restated, effective April 27, 2017) (the “2015 Plan”) and an RSA agreement, the form of which was previously approved by the Compensation Committee and the Board and filed with the SEC.

Under the 2015 Plan, the maximum number of shares of common stock subject to awards granted during any 12-month period to a non-employee director, taken together with any cash fees paid during such 12-month period to such non-employee director in respect of Board service, may not exceed $600,000 in total value (calculating the value of any such awards based on the fair market value per share of common stock on the grant date of the award). In the event that the service of a director as a director, committee member, or Board or committee chair commences or terminates during the director’s annual service to us, the director’s cash compensation will be adjusted on a pro-rata basis. Annual service relates to the approximately 12-month period between our annual meetings of stockholders. Each director is also reimbursed for reasonable out-of-pocket expenses incurred in connection with his or her service on our Board, including the cost of attending continuing education seminars related to corporate board of directors service and other topics relevant to the Company.

The following table provides information regarding the compensation paid to each of our non-employee directors for their service as non-employee directors during the fiscal year ended December 31, 2020.

Directors(1)	Fees Earned or Paid in Cash ($)	Stock Awards(2) ($)	Total ($)
Jonathan D. Brown	70,000	96,635	166,635
Roel C. Campos	96,250	124,818	221,068
Maria Contreras-Sweet	87,500	115,429	202,929
Michael R. Dunn	80,721	115,429	196,150
Steven J. Freiberg	96,250	124,818	221,068
Sandra K. Johnson	60,096	115,429	175,525
Alvaro G. de Molina	96,250	124,818	221,068
Carlos Palomares	110,563	142,264	252,827

__________

(1)

The compensation shown in the table reflects pro-rated amounts based on the following: (a) Dr. Johnson joined the Board in March 2020; (b) effective April 29, 2020, the Board approved an aggregate $10,000 increase (a $5,000 increase in the cash retainer and a $5,000 increase in the equity-based award) in the compensation of the Board Chair; and (c) the Risk Committee was formed in May 2020.

(2)

On May 28, 2020, in accordance with the non-employee director compensation program outlined above, we awarded all of the Company’s non-employee directors then in office shares of restricted common stock in the following amounts: Mr. Brown, 6,093 shares; Mr. Campos, 7,870 shares; Ms. Contreras-Sweet, 7,278 shares; Mr. Dunn, 7,278 shares; Mr. Freiberg, 7,870 shares; Dr. Johnson, 7,278 shares; Mr. de Molina, 7,870 shares; and Mr. Palomares, 8,970 shares. Due to the market volatility caused by the COVID-19 pandemic, the Compensation Committee and the Board decided to calculate the number of shares subject to the 2020 annual RSAs using a 25-day weighted average stock price. However, amounts shown in the above table are the aggregate grant date fair value of stock awards computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. These annual RSAs vest on the earlier of the first anniversary of the grant date or the date of the next annual stockholders’ meeting, subject to continued service of the director until the vesting date or as otherwise provided in the award agreement.

The total number of shares subject to RSAs held by each of our non-employee directors as of December 31, 2020 was: Mr. Brown, 6,093 shares; Mr. Campos, 7,870 shares; Ms. Contreras-Sweet, 7,278 shares; Mr. Dunn, 7,278 shares; Mr. Freiberg, 7,870 shares; Dr. Johnson, 7,278; Mr. de Molina, 7,870 shares; and Mr. Palomares, 8,970 shares. The total number of shares subject to non-qualified stock options held by each of our non-employee directors as of December 31, 2020 was: Mr. Campos, 28,670 shares; Mr. Dunn, 148,866 shares; Mr. Freiberg, 17,941 shares; Mr. de Molina, 20,166 shares; and Mr. Palomares, 28,670 shares. As of December 31, 2020, Mr. Brown, Ms. Contreras-Sweet, and Dr. Johnson had no option awards outstanding. The outstanding equity awards held by Mr. Beck as of December 31, 2020 are set forth in the Outstanding Equity Awards at Fiscal Year-End table that is presented elsewhere in this Proxy Statement.

Currently, our director stock ownership requirement is 5x the annual cash retainer, placing the dollar value of the ownership requirement above the 88th percentile of our peer group.

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Executive Officers

The following is a brief description of the background, business experience, and certain other information regarding each of our executive officers:

Robert W. Beck (age 57) has served as President and Chief Executive Officer and as a director of Regional since March 2020. From July 2019 until March 2020, Mr. Beck served as Executive Vice President and Chief Financial Officer of Regional. Mr. Beck’s full biographical information is set forth above under “Board of Directors and Corporate Governance Matters – Current Directors and Director Nominees.”

Harpreet Rana (age 49) has served as Executive Vice President and Chief Financial Officer of Regional since November 2020. Ms. Rana has 20 years of financial services experience, with extensive skills related to capital and credit management, driving profitable portfolio growth, digital product development and transformation, and retail banking management. From 2016 through 2020, Ms. Rana was Managing Director, North America Retail Bank at Citigroup. From 2013 through 2015, she held various additional lead positions in business and finance roles at Citigroup, including Head of US Retail Deposit & Lending Products. Ms. Rana received her B.A. from the University of British Columbia in Vancouver, Canada and her M.B.A. from the University of Rochester in Rochester, New York.

John D. Schachtel (age 59) has served as Executive Vice President and Chief Operating Officer of Regional since May 2017. Mr. Schachtel has more than 30 years of experience in consumer financial services. From 2013 until 2016, Mr. Schachtel was the Chief Operating Officer of OneMain Financial Holdings, Inc. (formerly known as CitiFinancial). As Chief Operating Officer of OneMain Financial, Mr. Schachtel’s responsibilities included management and oversight of sales, field operations, marketing, and collections. Prior to assuming the Chief Operating Officer role, Mr. Schachtel served for over 10 years as OneMain/CitiFinancial’s Executive Vice President, Northeast and Midwest Division. Mr. Schachtel also held various other positions at OneMain/CitiFinancial during his 29-year career with the company, including Operations Director and Director of Field Compensation, New Branch Development, and Project Management, before becoming Senior Vice President of Corporate Marketing in 1999. Since March 2017, Mr. Schachtel has also served as a member of the Board of Directors of SilverSun Technologies, Inc., a publicly-traded business application, technology, and consulting company. He serves as the chairman of SilverSun’s compensation committee and as a member of its audit committee and its nominating and corporate governance committee. He received his M.B.A. in Finance from New York University and his B.S. degree in Industrial Engineering and Economics from Northwestern University.

Brian J. Fisher (age 37) has served as Executive Vice President and Chief Strategy and Development Officer since September 2020. Between January 2013 and September 2020, Mr. Fisher served as General Counsel and Secretary of Regional. Prior to joining Regional, Mr. Fisher was an attorney in the Corporate and Securities practice group of Womble Carlyle Sandridge and Rice, LLP (now known as Womble Bond Dickinson (US) LLP) from 2009 to 2013. Mr. Fisher holds a B.A. degree in Economics from Furman University and a J.D. degree from the University of South Carolina School of Law.

Manish Parmar (age 43) has served as Executive Vice President and Chief Credit Risk Officer of Regional since January 2020. Mr. Parmar has nearly 20 years of credit and financial experience across a broad range of functions, including credit risk, analytics, financial partnerships, database marketing, and modeling. Prior to joining Regional, Mr. Parmar was Chief Credit and Analytics Officer at Conn’s, Inc., a publicly-traded specialty retailer, since 2018. Prior to his tenure at Conn’s, Mr. Parmar held several senior management roles at Discover Financial Services from 2013 to 2018, ultimately becoming its Head of Consumer Credit Risk Management. Mr. Parmar received a Bachelor of Chemical Engineering from the University of Mumbai in India, and his M.B.A. from Bauer College of Business at the University of Houston.

Catherine R. Atwood (age 38) has served as Senior Vice President, General Counsel, and Secretary of Regional since September 2020. Prior to September 2020, Ms. Atwood served as VP, Deputy General Counsel, and Chief Compliance Officer since May 2017. From August 2014 (when she joined Regional) until May 2017, she served as Deputy General Counsel. Prior to joining Regional, Ms. Atwood was an attorney in the Business Litigation practice group of Womble Carlyle Sandridge & Rice, LLP (now known as Womble Bond Dickinson (US) LLP) from 2008 to 2014. Ms. Atwood holds a B.A. degree in Political Science from Clemson University and a J.D. degree from the University of Georgia School of Law.

There are no family relationships among any of our directors or executive officers.

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COMPENSATION Discussion and Analysis

The following discussion of the compensation arrangements of our executive officers should be read together with the compensation tables and related disclosures contained elsewhere in this proxy statement. Actual compensation programs that we adopt following the date of this proxy statement may differ materially from the existing and currently planned programs summarized in this discussion.

Executive Summary of Compensation Programs

Company Performance and Business Highlights in 2020

In 2020, we produced strong operating and financial results in an extremely challenging year. Our results included core loan portfolio growth of $19 million for the year. We grew our total revenue by 5% from 2019 while also maintaining a stable credit profile throughout the year, which included months of historically low delinquency rates. Net income for 2020 was $27 million and diluted EPS was $2.40.

•

Loan Portfolio Growth and Increased Revenues: In 2020, we ended the year with $1.136 billion in outstanding finance receivables, which was a slight increase from the prior year. In addition, revenues of $374 million in 2020 were up 5% from 2019.

•

Improved Delinquency and Net Credit Losses: Our contractual delinquency as a percentage of net finance receivables improved to 5.3% in 2020, from 7.0% in 2019. Net credit losses as a percentage of average net finance receivables were 9.5% in 2020, representing a year-over-year improvement of 0.6%. Our credit performance was strong throughout 2020 as a result of the quality and adaptability of our underwriting criteria, custom scorecards, and borrower assistance programs, as well as the bridge provided by government stimulus.

•

Long-Term Stock Price Appreciation: Our stock price at the close of 2020 was $29.86, which was only slightly down from $30.03 at the end of 2019, but reflects significant multi-year growth from the $15.47 close at the end of 2015. Following the release of our fourth quarter 2020 earnings report in February 2021, our stock price continued to climb, reaching historically high levels and closing at $38.49 on April 15, 2021.

•

Return of Capital: In 2020, we continued to return excess capital to our stockholders by initiating a stock repurchase program for up to $30 million of our common stock and a new quarterly dividend program of $0.20 per share. During 2020, we repurchased approximately $18 million in shares of our common stock pursuant to the stock repurchase program at a weighted average price of $27.58 per share.

In 2020, we also achieved a number of other operating milestones in the face of new challenges and the uncertainty presented by the COVID-19 pandemic.

•

Prudent COVID-19 Response: As a result of the COVID-19 environment, we initiated a new remote work policy for all non-essential team members, covered virtual health visits for our team members, provided paid leave for team members impacted by COVID-19, accelerated remote loan closings using digital signatures, and provided enhanced safety measures in our branches and at our home office.

•

Digital and Technological Advancements: As part of our ongoing business initiatives, we migrated our IT infrastructure to the cloud, continued to improve upon our loan origination and servicing system, implemented successful new growth initiatives designed to grow the business responsibly in the face of the pandemic, and launched new digital initiatives designed to improve the customer experience and facilitate long-term sustainability and growth.

•

Focus on DE&I Initiatives: We appointed our first Director of Diversity, Equity, and Inclusion (“DE&I”) and established a DE&I program, which includes a DE&I Committee made up of team members from across the Company’s footprint.

•

Established Community Outreach Platform: We introduced “Regional Reach,” a Company-wide initiative dedicated to creating positive social change and goodwill through community service, charitable giving, and the promotion of DE&I.

•	Diversified Funding Sources: In the second half of 2020, we continued to improve upon and diversify our funding sources by closing our fourth asset-backed securitization transaction in September.

2020 was a year filled with uncertainty and new challenges. We were pleased with our 2020 results, and we believe that the compensation paid to our named executive officers (our “NEOs”) for 2020 appropriately reflects and rewards their contributions to our performance.

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Compensation Program Highlights in 2020

Consistent with prior years, our 2020 annual meeting of stockholders included a proposal that provided our stockholders with the opportunity to vote to approve, on an advisory basis, the compensation of our NEOs. Because we only ceased to be an emerging growth company under the Jumpstart Our Business Startups Act in 2018, this was our third annual meeting of stockholders that included such a “say-on-pay” proposal. We were pleased to report substantial stockholder approval of our NEOs’ compensation, with 88.28% of voted shares having been voted in favor of approval.

In 2020, our Compensation Committee carefully reviewed our executive compensation program to ensure that its design continued to achieve our intended objectives and reflect executive compensation “best practices.” Because certain key 2020 compensation metrics had not yet been set at the onset of the COVID-19 pandemic, the Compensation Committee was able to give thoughtful consideration to the impact of and uncertainties created by the COVID-19 pandemic in establishing our 2020 executive compensation program. The Compensation Committee set 2020 performance goals that were reflective of the macroeconomic environment in which we were operating and sought to incentivize our executives to protect our company and stockholder interests, making two material changes to our executive compensation program in 2020:

•

Changes to short-term incentive program metrics: As discussed in more detail later in this proxy statement, in light of the unique operating environment resulting from the COVID-19 pandemic, the Compensation Committee decided to make temporary changes to our short-term incentive program metrics: (1) the net income from operations metric was replaced with a stockholders’ equity metric in order to measure and incentivize management’s ability to maintain stockholder value during the COVID-19 pandemic; (2) the return on assets and average finance receivables metrics were removed in order to avoid incentivizing management to grow the loan portfolio during a macroeconomic crisis, which our Compensation Committee felt was inconsistent with Company and stockholder interests at a time of great economic uncertainty; and (3) available liquidity was added as a metric because the Compensation Committee felt it was vitally important to maintain a strong liquidity profile in order to fund operations during such uncertain economic times. The remaining two metrics, general and administrative expense and net credit losses, were similar to the 2019 metrics, except that they were established as absolute values, rather than as a percentages of revenue and average net receivables, respectively. For 2021, the Compensation Committee has decided to revert to the short-term incentive program metrics previously utilized in 2019 and prior years.

•

Reduction of short-term incentive opportunity percentage target: Due to the uncertain economic and operating environment that existed during 2020, and to align the interests of our executives with our stakeholders, the Compensation Committee limited our executives’ short-term incentive program opportunity target to a maximum of 125% of target (previously, annual bonuses were capped at 150% of target).

In making these determinations, our Compensation Committee received advice from its independent compensation consultant, Veritas Executive Compensation Consultants (“Veritas”). The Compensation Committee did not make any changes to our long-term incentive program in response to COVID-19; however, as described in greater detail later in this proxy statement, the Compensation Committee did adjust the type of performance measures used in our long-term incentive programs on account of the introduction of the current expected credit loss accounting standard.

Compensation Program Best Practices

We compensate our executive officers primarily through a mix of base salary, performance-based annual cash awards, and service- and performance-based long-term incentive awards. Consistent with our pay-for-performance philosophy, a substantial portion of our executives’ compensation is at risk and linked to the successful performance and management of our company, as measured against rigorous performance goals established by our Compensation Committee. Our 2020 executive compensation program included a number of best compensation practices, including the following:

✓	Alignment of executive pay with company performance:
o	2020 incentives are largely performance-contingent, with long-term incentive awards roughly one-half performance-contingent and short-term incentive awards entirely performance-contingent
o	Performance goals are rigorous and are based almost exclusively on objective, quantitative criteria
▪	Results exceeded the quantitative 2020 short-term incentive performance goals, resulting in annual bonus payments at 125% of target bonuses
▪

Our compound annual growth rates (“CAGR”) of pre-provision net income and pre-provision earnings per share between 2018 and 2020 ranked in the 63rd percentile of our peer group, contributing to the payment of 114.5% of target performance-contingent restricted stock units and target cash-settled performance

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units for current employees and 99.5% of target performance-contingent restricted stock units and target cash-settled performance units for former employees under the performance-contingent awards associated with the 2018 long-term incentive program

✓	Competitive compensation and incentive program target opportunities for our executives in order to continue to align their overall compensation with the market for executive talent
✓	Highly variable short-term incentive payout opportunities to provide high upside if performance goals are exceeded, while paying low or no bonus amounts if goals are not achieved
✓

Focus on long-term strategic goals through long-term incentive grants to NEOs and other key contributors, which include a significant portion that is contingent upon the achievement of rigorous and clearly-defined performance measures over a three-year period

✓	No payment of excessive perquisites to any NEO or other key employee
✓	No excise tax gross-up payments to any NEO or other key employee
✓	Double-trigger change-in-control provisions included in all employment agreements and long-term incentive award agreements
✓	Prohibition against re-pricing of equity incentive awards without stockholder approval under our 2015 Plan
✓	Stock Ownership and Retention Policy for NEOs and directors (5x base salary for CEO, 2x base salary for other NEOs, and 5x annual cash retainer for directors)
✓	Compensation Recoupment Policy, or “clawback policy,” for NEOs and other key employees
✓	Prohibition against hedging and pledging, as set forth in our Code of Ethics and our Stock Ownership and Retention Policy
✓	Compensation program governed by an independent Compensation Committee with input from an independent compensation consultant

Aligning Pay with Performance

We believe that a substantial portion of our executive officers’ compensation should be tied to their performance and the short- and long-term financial and operating results of our company. We developed our long-term incentive program in 2014 in consultation with Veritas. We believe that the evolution of our long-term incentive program since 2014 has been critical to our ability to link our executives’ pay with the performance of our company, align our executives’ interests with those of our stockholders, and remain competitive in the marketplace for executive talent.

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Our executive compensation program now embodies our pay-for-performance philosophy and closely ties the interests of our key executives to those of our stockholders. We heavily weight our executive officers’ compensation in performance-based short- and long-term incentive awards that are designed to reward exceptional performance. The following table describes the program design for each element of our incentive-based pay in 2020.

Pay Elements	Program Design
Short-Term Incentive Program

•  Consists entirely of performance-based cash awards:

o  Metrics include objective measures of stockholders’ equity, available liquidity, net credit losses and general and administrative expense, as well as an analysis by our Compensation Committee of our executives’ execution against short-term strategic objectives

•  Motivates our executives and brings total cash opportunities to competitive levels

•  Significant upside opportunity for high performance, but with a challenging threshold

Long-Term Incentive Program

•  Consists of performance-contingent RSUs, cash-settled performance units, non-qualified stock options, and restricted stock awards:

o  Vesting of performance-contingent RSUs and cash-settled performance units is based primarily on the CAGRs of pre-provision net income and pre-provision basic earnings per share, respectively, compared to our peer group over a three-year performance period

o  Roughly one-half of grant date fair value is in the form of performance-contingent awards

o  Non-qualified stock options and restricted stock awards vest in three equal annual installments, subject to continued employment

•  Provides strong incentive to meet or exceed pre-established long-term financial goals that align with long-term stockholder interests, and is utilized to attract, retain, and motivate executive talent

The compensation packages of our Chief Executive Officer and our other NEOs are closely aligned with performance. For 2020, the majority of compensation was variable and performance-based:

__________

Note: The Chief Executive Officer Target Pay Mix is a reflection of the total compensation package of Mr. Beck based on his base salary of $600,000 and the terms of his employment agreement with the Company and does not reflect the lesser proration amount resulting from his transition from Chief Financial Officer to Chief Executive Officer in 2020. The Other NEO target pay mix set forth above is the average for Messrs. Schachtel, Fisher, and Parmar. The target pay amounts for Ms. Rana and Mr. Dymski are not included in light of the Chief Financial Officer transition that occurred in 2020. The presentation excludes perquisites, which are an immaterial component of our executives’ compensation.

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Results of Short- and Long-Term Incentive Programs

Our short-term incentive program provides our executives with the opportunity to earn performance-based annual cash awards pursuant to our Annual Incentive Plan (as amended and restated, the “Annual Incentive Plan”). The achievement and payment of annual cash awards in 2020 was tied directly to our financial and operational performance, based primarily (80%) on clearly-defined, objective performance measures and, to a lesser extent (20%), on our Compensation Committee’s assessment of our executive team’s achievement of its short-term strategic objectives. For 2020, our executive officers were paid 125% of their target annual bonuses under our Annual Incentive Plan as a result of our strong financial and operating results during an extremely difficult year, as well as the execution of key strategic objectives, including the successful initiation of a $30 million stock repurchase program and a new quarterly dividend program of $0.20 per share, the successful closing of an asset-backed securitization, the migration of our technology infrastructure to the cloud, and the successful implementation of COVID-19-related initiatives, such as borrower assistance programs and remote loan closings.

In 2018, our long-term incentive program provided for the delivery of long-term incentive awards through a combination of three award vehicles: (i) non-qualified stock options, (ii) performance-contingent RSUs, and (iii) cash-settled performance units. Vesting of each of the performance-contingent awards was subject to, among other things, the achievement of performance objectives over a three-year performance period that began on January 1, 2018 and ended on December 31, 2020. Vesting of the performance-contingent RSUs and cash-settled performance units granted in 2018 was based primarily (90%) on our CAGRs of pre-provision net income (in the case of the performance-contingent RSUs) and pre-provision basic earnings per share (in the case of the cash-settled performance units) compared to our peer group over the three-year performance period, and to a lesser extent (10%) on our Compensation Committee’s assessment of our executive team’s achievement of its long-term strategic objectives over the same time period. In March 2021, as described in greater detail later in this proxy statement, based upon results achieved during the performance period, our Compensation Committee determined that currently employed participants and former employee participants in the 2018 long-term incentive program earned 114.5% and 99.5%, respectively, of their target performance-contingent RSUs and target cash-settled performance units.

Stockholder Outreach and Engagement

Stockholder outreach is a central feature of our investor relations philosophy. We provide numerous opportunities for current and prospective stockholders to gain access to our management team through attendance at investor conferences, one-on-one in-person meetings, and telephone calls. Through these interactions, we are able to educate current and prospective investors about our company, learn about concerns of stockholders, and provide investors with a better understanding of our business model and philosophy. We also receive valuable feedback from investors on topics including strategy, corporate governance, and compensation, which the Board and management take into consideration in making future business and compensation decisions.

Since our 2020 annual meeting of stockholders, we reached out to institutional investors owning more than 60% of our outstanding common stock (as of September 30, 2020), specifically for the purpose of receiving their feedback regarding executive compensation practices and corporate governance matters. Based on the feedback received, we have made and expect to continue to make certain changes to our compensation and corporate governance practices and disclosures. For example, in the past, certain investors requested that we increase the percentage of independent directors on our Board and improve the gender diversity of our Board. In response, in 2018, we added two new independent directors and adopted a Board Diversity Policy (see “Board of Directors and Corporate Governance Matters – Board Diversity”). Independent directors now hold 78% of our Board seats. In addition, in 2020, we added our second female director to our Board.

In 2021 and beyond, we expect to continue our stockholder outreach, including by making ourselves available to hear stockholder feedback regarding executive compensation and corporate governance practices.

Compensation Objectives and Approaches

Compensation Program Objectives

The primary objectives of our executive compensation program are to attract and retain talented executives to effectively manage and lead our company and to create long-term stockholder value. The compensation packages for our executive officers for 2020 generally included a base salary, performance-based annual cash awards, service- and performance-based long-term incentive awards, and other benefits. Our current compensation program for our executive officers has been designed based on our view that each component of executive compensation should be set at levels that attract and retain skilled executives, within reasonable parameters, and that are fair and equitable in light of market practices.

Base salaries are intended to provide a minimum, fixed level of cash compensation sufficient to attract and retain an effective management team when considered in combination with other components of our executive compensation program. The base

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salary element is meant to provide our executive officers with a stable income stream that is commensurate with their responsibilities and to compensate them for services rendered during the fiscal year.

Consistent with our pay-for-performance strategy, our performance-based annual cash incentive program is customized to achieve specific objectives, reward increased levels of operational success, and place emphasis on appropriate levels of performance measurement. The key goals addressed by our short-term incentive program include (1) achievement of short-term financial and operational objectives, (2) increased stockholder value, (3) motivation and attraction of key management talent, (4) rewarding key contributors for performance against established criteria, and (5) focusing on our pay-for-performance compensation strategy. Benefits earned under our short-term incentive program are paid under our Annual Incentive Plan.

Our long-term incentive program, which for 2020 included non-qualified stock options, performance-contingent RSUs, cash-settled performance units, and restricted stock awards, operates in tandem with our short-term incentive program and is consistent with our pay-for-performance strategy. Performance-based long-term incentives and service-based option and restricted stock awards can provide significant benefits to both our employees and stockholders. These long-term incentives generally are intended to create (1) a strong sense of ownership, (2) focus on achievement of long-term, strategic business objectives, (3) an enhanced linkage between the interests of our executives and stockholders, (4) an enhanced relationship between pay and performance, and (5) an incentive to attract and retain superior employees. Long-term incentive program benefits are issued under our 2015 Plan, which was approved by our stockholders at our 2015 annual meeting of stockholders and re-approved, as amended and restated, at our 2017 annual meeting of stockholders.

The discussion below includes a review of our compensation program for 2020 and a preview of certain aspects of our compensation program for 2021. Our NEOs for 2020 were:

Robert W. Beck	President and Chief Executive Officer (Former Executive Vice President and Chief Financial Officer)
Peter R. Knitzer	Former President and Chief Executive Officer
Harpreet Rana	Executive Vice President and Chief Financial Officer
Michael S. Dymski	Vice President of Financial Planning and Analysis (Former Interim Chief Financial Officer and Vice President and Chief Accounting Officer)
John D. Schachtel	Executive Vice President and Chief Operating Officer
Brian J. Fisher	Executive Vice President and Chief Strategy and Development Officer (Former Executive Vice President, General Counsel, and Secretary)
Manish Parmar	Executive Vice President and Chief Credit Risk Officer

__________

Note: As described in more detail elsewhere in this proxy statement, in March 2020, Robert W. Beck succeeded Peter R. Knitzer as the Company’s President and Chief Executive Officer. In addition, Michael S. Dymski served as interim Chief Financial Officer from March 2020 to November 2020, at which time Harpreet Rana was appointed as the Company’s Executive Vice President and Chief Financial Officer. Other than in connection with his service as interim Chief Financial Officer, Mr. Dymski has not been and is not currently one of our executive officers. Finally, in September 2020, Brian J. Fisher was appointed as Executive Vice President and Chief Strategy and Development Officer of the Company, having previously served as the Company’s Executive Vice President, General Counsel, and Secretary.

Compensation Determination Process

The Compensation Committee reviews and approves the compensation determinations for all of our executive officers. In setting an executive officer’s compensation package and the relative allocation among different types of compensation, we consider the nature of the position, the scope of associated responsibilities, the individual’s prior experience and skills, and the individual’s compensation expectations, as well as the compensation of our existing executive officers and our general impressions of prevailing conditions in the market for executive talent.

Engagement and Use of an Independent Compensation Consultant

The Compensation Committee has the authority to hire outside advisors and experts, including compensation consultants, to assist it with director and executive officer compensation determinations. Since 2014, the Compensation Committee has retained the services of Veritas Executive Compensation Consultants, an independent compensation consultant, to better ensure that our

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compensation practices are appropriate for our industry, to review and to make recommendations with respect to executive officer and director cash and equity compensation, and to update our peer group, in each case for the Compensation Committee’s use in setting compensation. In 2021, the Compensation Committee engaged Frederic W. Cook & Co., Inc. (“FW Cook”) as an independent compensation consultant.

Veritas’ recommendations to the Compensation Committee have generally been in the form of suggested compensation ranges or descriptions of policies that Veritas currently considers “best practice” in our industry and for publicly-traded companies. The Compensation Committee used Veritas’ reports to further its understanding of executive officer cash and equity compensation practices in the market.

During 2020, Veritas worked only for the Compensation Committee and performed no additional services for the Company or any of our executive officers. The Compensation Committee Chair approved all work performed by Veritas. During 2020, the Compensation Committee and the Company did not use the services of any other compensation consultant.

Our Compensation Committee has assessed the independence of Veritas and FW Cook, taking into account, among other things, the factors set forth in NYSE rules, and has concluded that no conflict of interest exists with respect to the work either Veritas or FW Cook performed or performs for our Compensation Committee and that each of Veritas and FW Cook is independent under NYSE rules.

Establishment and Use of a Peer Group

We generally monitor compensation practices in the markets where we compete for executive talent to obtain an overview of market practices and to ensure that we make informed decisions on executive pay packages. For 2020 compensation decisions, we reviewed the compensation awarded by a peer group of publicly-traded companies. In addition, as described in greater detail below, the vesting of certain of our executives’ long-term incentive awards is determined based upon our financial performance compared to the financial performance of our peer group over a three-year performance period.

At the outset of 2020, based upon prior peer group reviews conducted with the assistance of Veritas, our peer group consisted of the following companies:

• America’s Car-Mart, Inc. • Atlanticus Holdings Corp. • Consumer Portfolio Services, Inc. • Credit Acceptance Corp. • CURO Group Holdings Corp. • Elevate Credit, Inc. • Encore Capital Group, Inc.	• Enova International, Inc. • EZCORP, Inc. • FirstCash, Inc. • Green Dot Corporation • JMP Group LLC • LendingClub Corporation • Marlin Business Services Corp.	• Nicholas Financial, Inc. • On Deck Capital, Inc. • OneMain Holdings, Inc. • PRA Group, Inc. • World Acceptance Corporation

In the third quarter of 2020, with assistance from Veritas, we updated our peer group using a scorecard-based approach that involved applying several filters (e.g., strong financial health, positive shareholder standing, similar in size, similar in industry classification, presence of overlapping peers, and identification as a peer by a proxy advisory firm) and selecting the most qualified peer companies from a broader list of candidates. Based on the evaluation, our Compensation Committee determined to remove Atlanticus Holdings Corp., JMP Group LLC, Nicholas Financial, Inc., and On Deck Capital, Inc. from our peer group and to add Goeasy Ltd. and Oportun Financial Corp. As a result, our new peer group for 2021 consists of the following companies:

• America’s Car-Mart, Inc. • Consumer Portfolio Services, Inc. • Credit Acceptance Corp. • CURO Group Holdings Corp. • Elevate Credit, Inc. • Encore Capital Group, Inc.	• Enova International, Inc. • EZCORP, Inc. • FirstCash, Inc. • Goeasy Ltd. • Green Dot Corporation • LendingClub Corporation	• Marlin Business Services Corp. • OneMain Holdings, Inc. • Oportun Financial Corp. • PRA Group, Inc. • World Acceptance Corporation

As of the time that the Compensation Committee approved our new peer group, we were in the 1st quartile of the peer group based on revenue and market capitalization and in the 2nd quartile of the peer group based on enterprise value.

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Proxy advisory firms Institutional Shareholder Services, Inc. and/or Glass, Lewis & Co. have identified eight of these companies (or 47% of our total peer group) as peers of Regional. These companies are largely within the consumer finance or specialty finance industries, are similar in size and/or scope to Regional, and/or are companies that Regional competes against for products, services, and human capital. Some companies included in our peer group will meet some, but not all, of these criteria. For example, OneMain Holdings, Inc. (doing business as OneMain Financial) is larger than us, but it competes directly with us in the consumer finance industry both for customers and for human capital. As a result, despite being a larger company, we believe it is important to include OneMain in our peer group to ensure that we maintain awareness of our direct competition, which will assist in our efforts to retain talented executives and other employees. However, in setting compensation levels for our executive officers, as noted below, our Compensation Committee remains cognizant that OneMain and certain other of our peer companies are larger than us.

Consistent with our compensation objectives of attracting and retaining top executive talent, we believe that the base salaries and performance-based short- and long-term incentive compensation of our executive officers should be set at levels which are competitive with our peer group companies of comparable size, although we do not target any specific pay percentile for our executive officers. The peer group is used more as a general guide, being mindful of the following:

•	Appropriate base salaries for our executive officers should generally be in line with those paid by peer group companies of comparable size.
•

Performance-based short- and long-term incentive awards should reward exceptional performance, which can result in overall compensation that can exceed those of peer group companies of comparable size.

•

Total compensation for executive officers may approach the higher end of the compensation at such peer group companies of comparable size, but only if high levels of short- and long-term performance are achieved.

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Elements of Compensation

Each executive officer is eligible to receive a balance of variable and fixed compensation. The following table describes the various forms of compensation used in 2020:

Pay Elements	Component(s)	Rationale for Form of Compensation
Base Salary	• Cash	• To attract and retain executive talent • To provide a fixed base of compensation generally aligned to peer group levels
Short-Term Incentive	• Performance-based annual cash bonus

•  To drive the achievement of key business results on an annual basis

•  To recognize individual executives based on their specific and measurable contributions

•  To structure a meaningful amount of at-risk, performance-based annual compensation

Long-Term Incentive	• Performance-based long-term incentives: o Performance-contingent RSUs o Cash-settled performance units • Service-based long-term incentives: o Non-qualified stock options o Restricted stock awards

•  To drive the sustainable achievement of key long-term business results

•  To align the interests of executives with stockholders

•  To structure a meaningful amount of at-risk, performance-based long-term compensation

•  To attract, retain, and motivate executive talent

Base Salary

Annual base salaries are established on the basis of market conditions at the time we hire an executive, as well as by taking into account the particular executive’s level of qualifications, experience, duties, and responsibilities. The Compensation Committee reviews the base salaries of our executive officers annually, and any subsequent modifications to annual base salaries are made in consideration of the appropriateness of each executive officer’s compensation, both individually and relative to the other executive officers, the individual performance of each executive officer, changes in duties and responsibilities, and any significant changes in market conditions. We do not apply specific formulas to determine increases.

The Compensation Committee approved NEO annual base salaries for 2019, 2020, and 2021 as described in the following table. Annual base salaries are pro-rated for any partial year.

Name	2019 Base Salary	2020 Base Salary	2021 Base Salary	2021 Base Salary Percentile Rank Relative to Peer Companies
Robert W. Beck	$400,000	$600,000	$640,000	25th
Peter R. Knitzer	$600,000	$600,000	N/A	N/A
Harpreet Rana	N/A	$400,000	$400,000	14th
Michael S. Dymski	N/A	$260,000	N/A	N/A
John D. Schachtel	$400,000	$415,000	$428,000	25th
Brian J. Fisher	$335,000	$400,000	$400,000	36th
Manish Parmar	N/A	$335,000	$352,000	25th

In March 2020, following a total compensation analysis conducted by Veritas in late 2019 and early 2020, the Compensation Committee elected to increase each executive officer’s base salary in order to better align their base salaries with those paid by peer companies. Following these increases in 2020, our executive officers’ base salaries ranged between the 21st and 28th percentile relative to comparable executive officers at peer companies. In March 2020, Mr. Beck succeeded Mr. Knitzer as the Company’s President and Chief Executive Officer, and his salary was increased accordingly in recognition of his increased duties and

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responsibilities and new position and title. Mr. Dymski served as our interim Chief Financial Officer from March 2020 to November 2020 and received a quarterly bonus of $15,000 (pro-rated for any partial quarter) in recognition of his increased duties and responsibilities, but did not receive a base salary adjustment. Other than in connection with his service as interim Chief Financial Officer, Mr. Dymski has not been and is not currently one of our executive officers. In recognition of his performance and service to our company, the Board promoted Mr. Fisher from Senior Vice President to Executive Vice President in February 2020 and from General Counsel and Secretary to Chief Strategy and Development Officer in September 2020. In connection with each of these promotions, the Board increased Mr. Fisher’s base salary accordingly, considering his increased duties and responsibilities as well as new position and title in connection with the September 2020 promotion.

Our Compensation Committee believes that it has set base salaries at appropriate levels to attract and retain effective executives and that base salaries, when combined with short- and long-term incentives, are an important component of a holistic compensation approach.

Performance-Based Annual Cash Awards

Our executive officers are eligible for performance-based annual cash awards linked to performance targets set by our Compensation Committee. Our annual incentive program is designed to drive achievement of annual corporate goals, including key financial and operating results and strategic goals that create long-term stockholder value.

Components of Annual Incentive Program

Traditionally, our annual incentive program awards have been based primarily (85%) on our execution as measured against five quantitative metrics that drive the overall performance of our business from year to year and are elements of our historical financial success. To a lesser extent (15%), our annual incentive awards have been based on our Compensation Committee’s assessment of our executive team’s achievement of its short-term strategic objectives, which are established in a manner consistent with our Board-approved financial and business plans.

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Our annual incentive program components remained substantially similar each year between our initial public offering in 2012 through 2019, with only minor updates from time-to-time to metrics and weightings. In 2019, the Compensation Committee established the five quantitative metrics outlined in the table below. A threshold level of performance must have been exceeded in order to earn any award in relation to a metric, and for each metric, participants were eligible to earn an award in an amount up to 150% of the target opportunity.

Performance Metric	What It Measures	Rationale for Metric
Net Income from Operations	Profitability

•  Measures the effectiveness of our management team’s execution of our strategic and operational plans

•  Reflects business variables and factors that are within management’s control or are influenced by decisions made by executives

Average Finance Receivables	Loan Portfolio Growth	• Measures our ability to grow our business
Net Credit Losses as a Percentage of Average Finance Receivables	Loan Portfolio Control

•  Measures the control our management team exerts on our loan portfolio

•  Ultimately a measure of the quality of underwriting policies and decisions and the effectiveness of collection efforts

•  When combined with our average finance receivables measure, balances attractive growth with effective portfolio control

Return on Assets	Efficiency of Profitability	• Measures the effectiveness of our management team’s utilization of assets to generate earnings • Holds management accountable for growing the loan portfolio in a controlled and profitable manner
Total General and Administrative Expense as a Percentage of Total Revenue	Expense Control	• Measures the effectiveness with which our management team utilizes our corporate resources and minimizes our corporate expenses

In 2020, our Compensation Committee had not yet acted to establish performance targets for our annual incentive program when COVID-19 was declared a pandemic and began to significantly disrupt the United States economy. As a result, our Compensation Committee was able to set 2020 performance goals that were reflective of the macroeconomic environment in which we were operating and sought to incentivize our executives to protect our company and stockholder interests. The Compensation Committee determined that certain performance objectives that had traditionally been incorporated into our annual incentive program, such as those that encouraged loan portfolio growth, were inconsistent with company and stockholder interests at a time of great economic uncertainty and were therefore inappropriate for inclusion in the 2020 annual incentive program. Likewise, the Compensation Committee determined that it would be prudent to emphasize other performance objectives, such as control over general and administrative expenses and net credit losses.

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Consequently, the Compensation Committee established the following four quantitative measures for the 2020 annual incentive program, representing 80% of each executive’s annual incentive award opportunity:

Performance Metric	What It Measures	Rationale for Metric
Stockholders’ Equity	Stockholder Value	• Measures management’s ability to maintain stockholder value during the COVID-19 pandemic
Available Liquidity	Immediate Access to Cash	• Measures management’s ability to continue to fund operations in a challenging economic environment
Net Credit Losses	Loan Portfolio Control	• Measures management’s ability to maintain loan portfolio credit quality and servicing standards during the COVID-19 pandemic
General and Administrative Expense	Expense Control	• Measures management’s ability to maintain expense discipline during the COVID-19 pandemic

Similar to prior years, 20% of the 2020 annual incentive awards were based on our Compensation Committee’s assessment of our executive team’s achievement of short-term individual and company-wide goals. In light of ongoing, significant strategic projects and initiatives, our Compensation Committee believes that it is important to appropriately incentivize the achievement of strategic objectives (which often cannot be measured quantitatively) by linking their achievement (and the quality thereof) to our executives’ compensation.

2020 Annual Incentive Program Performance Targets, Results, and Payouts

For 2020, the following table provides detail regarding the threshold and target levels of performance set by the Compensation Committee for each performance metric, the weighting applied to each metric, our actual annual performance pursuant to each metric, and the percentage payout for each metric and in total. For each metric, as in prior years, a threshold level of performance must have been exceeded in order to earn any award. For 2020, however, the Compensation Committee elected to limit the total payout to 125% of each executive’s target award due to the uncertain economic and operating environment caused by the pandemic and to align the interests of our executives with those of our stakeholders.

Performance Metric	Threshold Performance	Target Performance	Maximum Performance	Actual Performance	Percentage Weight	Percentage Payout
Stockholders’ Equity	$192,588,900	$275,127,000	$330,152,400	$286,429,807	20.0%	30.0%
Available Liquidity	$92,122,852	$131,604,075	$157,924,889	$194,360,143	20.0%	30.0%
Net Credit Losses	$69,549,200	$99,356,000	$119,227,200	$96,109,745	20.0%	25.4%
G&A Expenses	$124,881,400	$178,402,000	$214,082,400	$176,315,793	20.0%	25.9%
Achievement of Strategic Objectives	N/A	N/A	N/A	N/A	20.0%	20.0%
Total					100.0%	131.3%
Payout as determined by the Compensation Committee						125.0%

As described above, 20% of the total annual incentive program award opportunity is linked to our Compensation Committee’s assessment of our executive team’s achievement of short-term individual and company-wide goals. For 2020, our Compensation Committee elected to pay 100% of this award opportunity in light of, among other things, the management team’s successful navigation of the COVID-19 pandemic, significant improvements made to our technology infrastructure and our loan management system, continued strong execution on funding initiatives, advancements in our diversity, equity, and inclusion programs, maintenance of strong internal controls, and progress on our digital initiatives.

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Target annual incentive levels and actual performance-based annual cash awards for each of our NEOs for 2020 (other than Mr. Dymski, who participated in our Key Team Member Incentive Program as described below under “Transitional Officer Compensation”) are detailed below, based upon the 125% performance achievement referenced above, except as otherwise noted.

Name	2020 Eligible Base Salary	2020 Target Award as % of Salary	Target Award	Actual Award
Robert W. Beck(1)	See Note	See Note	$787,364	$984,205
Peter R. Knitzer(2)	$140,984	150%	$211,475	$211,475
Harpreet Rana	$42,623	100%	$42,623	$53,279
John D. Schachtel	$415,000	100%	$415,000	$518,750
Brian J. Fisher	$370,164	100%	$370,164	$462,705
Manish Parmar	$330,423	100%	$330,423	$413,029

__________

(1)

Mr. Beck was promoted from Chief Financial Officer to Chief Executive Officer in March 2020. His target award was pro-rated based on his salary and target award percentage (100%) in his position as Chief Financial Officer and his salary and target award percentage (150%) in his position as Chief Executive Officer.

(2)	Mr. Knitzer’s employment was terminated in March 2020. The Compensation Committee elected to exercise its negative discretion to limit Mr. Knitzer’s award payout to 100% of his pro-rated target award.

The target award percentages described above were determined by the Compensation Committee and are calibrated so that the total compensation opportunity for each executive officer is commensurate with that executive’s role and responsibilities with us. If an executive voluntarily terminates his employment during the performance year, he generally is ineligible to receive payment of a performance-based annual cash award.

Annual Incentive Program Opportunities in 2021

In light of an anticipated steadier macroeconomic environment, our Compensation Committee determined that the 2021 annual incentive program would be identical in structure to the 2019 program described above. Target 2021 incentive levels for each of our NEOs (other than Mr. Dymski, who participates in our Key Team Member Incentive Program as described below under “Transitional Officer Compensation”), as established by our Compensation Committee, are described in the table below.

Name	2021 Base Salary	2021 Target Award as % of Salary	2021 Target Award
Robert W. Beck	$640,000	150%	$960,000
Harpreet Rana	$400,000	100%	$400,000
John D. Schachtel	$428,000	100%	$428,000
Brian J. Fisher	$400,000	100%	$400,000
Manish Parmar	$352,000	100%	$352,000

Our Compensation Committee’s goal is to implement a short-term incentive program that is effective in motivating our executives to achieve short-term financial and operational objectives, in furtherance of our pay-for-performance compensation strategy and our long-term strategic plans.

Long-Term Incentive Awards

Our long-term incentive award grants are intended to directly align the interests of our executive officers with those of our stockholders, to give our executive officers a strong incentive to maximize stockholder returns on a long-term basis, and to aid in our recruitment and retention of key executive talent necessary to ensure our continued success.

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Components of Long-Term Incentive Program

In 2018, our long-term incentive program provided for the delivery of long-term incentive awards through a combination of three award vehicles: (i) non-qualified stock options, (ii) performance-contingent RSUs, and (iii) cash-settled performance units. In 2019, a service-based restricted stock award was added as a fourth component of the program in order to strengthen the retentive nature of the program and to more appropriately balance the allocation of long-term incentive award opportunities between performance-based and service-based awards. As such, our long-term incentive program currently consists of the following award vehicles:

LTI Vehicle	Performance Period	Weighting
Performance-Contingent Restricted Stock Units	A three-year period beginning January 1st of the grant year	Approximately one-fourth of total target award
Cash-Settled Performance Units	A three-year period beginning January 1st of the grant year	Approximately one-fourth of total target award
Non-Qualified Stock Options	N/A – Options vest in three equal annual installments beginning on December 31st of the grant year, subject to continued employment	Approximately one-fourth of total target award
Restricted Stock Awards	N/A – Shares vest in three equal annual installments beginning on December 31st of the grant year, subject to continued employment	Approximately one-fourth of total target award

In prior years, vesting of the performance-contingent RSUs and cash-settled performance units was based primarily (90%) on our CAGRs of net income (in the case of the performance-contingent RSUs) and basic earnings per share (in the case of the cash-settled performance units) compared to our peer group over the three-year performance period. In January 2020, we adopted current expected credit loss (“CECL”) accounting, as required by the Financial Accounting Standards Board’s Accounting Standard Update (ASU) 2016-13, Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments. This accounting update significantly changes the impairment model for estimating credit losses on financial assets, requiring earlier recognition of and provisioning for credit losses as compared to the prior approach. The impacts of the new accounting standard on the financial results of the companies in our peer group vary widely, including because some peer companies are not lenders and therefore were not materially impacted by the new standard.

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In order to eliminate the variability caused by the new CECL accounting standard in comparing our results to peer company results during the performance period, the Compensation Committee determined to evaluate performance of all companies on a pre-provision basis. As a result, vesting of performance-contingent RSUs and cash-settled performance units having performance periods ending in 2020 and beyond is now based primarily (90%) on our CAGRs of pre-provision net income (in the case of the performance-contingent RSUs) and pre-provision basic earnings per share (in the case of the cash-settled performance units) compared to our peer group over the three-year performance period. We sometimes refer to this portion of the performance-contingent RSU and cash-settled performance unit award opportunities as the “Objective Criteria Units” in this proxy statement. Pre-provision net income is defined as net income excluding the impact of the change in the allowance for credit losses but including the impact of recognized net credit losses, and pre-provision basic earnings per share is defined as pre-provision net income divided by the weighted average common shares outstanding during the performance period. Vesting of each award is dependent upon meeting a threshold level of performance, and participants are eligible to earn up to 150% of their target award:

LTI Vehicle	Principal Performance Metric	Performance Level	Required Performance	% of Target Award Earned and Vested
Performance-Contingent Restricted Stock Units	CAGR of pre-provision net income compared to our peer group during the three-year performance period	Threshold Performance	Meets or Exceeds Peer Group Performance at the 50th Percentile	50%
		Target Performance	Meets or Exceeds Peer Group Performance at the 60th Percentile	100%
		Maximum Performance	Meets or Exceeds Peer Group Performance at the 75th Percentile	150%
Cash-Settled Performance Units	CAGR of pre-provision basic earnings per share compared to our peer group during the three-year performance period	Threshold Performance	Meets or Exceeds Peer Group Performance at the 50th Percentile	50%
		Target Performance	Meets or Exceeds Peer Group Performance at the 60th Percentile	100%
		Maximum Performance	Meets or Exceeds Peer Group Performance at the 75th Percentile	150%

__________

Note: The percentage of the Objective Criteria Units vested for results between the performance levels stated above is calculated using linear interpolation.

In addition to the Objective Criteria Units, vesting of the performance-contingent RSUs and cash-settled performance units is based in small part (10%) on our Compensation Committee’s qualitative assessment of our executive team’s achievement of long-term individual and company-wide goals during the performance period. We sometimes refer to this portion of the performance-contingent RSU and cash-settled performance unit award opportunities as the “Qualitative Criteria Units” in this proxy statement. The Qualitative Criteria Units allow our Compensation Committee to incentivize and make our executives’ pay in part contingent on the achievement of strategic goals that may be difficult to quantify.

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2018 Long-Term Incentive Program Performance Results and Payouts

In 2018, we granted our then-current executive officers long-term incentive awards pursuant to the program described above. Messrs. Knitzer, Schachtel, and Fisher were employed by us in 2018 and participated in the 2018 long-term incentive program. The three-year performance period established under the 2018 long-term incentive program ended on December 31, 2020. Our CAGRs of pre-provision net income and pre-provision earnings per share compared to our peer group over the performance period were as follows:

Performance Measure	Performance at 25th Percentile of Peer Group	Performance at 50th Percentile of Peer Group	Performance at 75th Percentile of Peer Group	Performance of Regional
CAGR of Pre-Provision Net Income	(18.3%)	7.7%	52.2%	10.8%
CAGR of Pre-Provision Basic EPS	(18.2%)	8.9%	42.9%	12.9%

Our performance at the above levels resulted in the vesting of 110.5% of the Objective Criteria Units. In calculating the performance of peer companies, the Compensation Committee excluded discontinued operations and utilized pro-forma financial statements filed by any peer company having made a significant acquisition, in each case as disclosed by the peer companies in their public filings. For three peer companies, CAGRs were incalculable because the peers had pre-provision net losses in the base year and pre-provision net income in the performance year. For those three peers, the Compensation Committee determined that two of the peers outperformed us based on the peers’ strong results in the performance year and that we outperformed one of the peers due to non-operating tax adjustments impacting the peer’s results. Peer companies having net losses in both the base year and the performance year were not credited with positive CAGRs. Two peer companies that were acquired in 2017 and 2018 were removed from the peer group, and where a peer company was acquired in the performance year, the acquired company’s performance was calculated using the last four quarters of available information. Our Compensation Committee also removed one peer company from the analysis due to significant governance failures, material weaknesses, and financial statement restatements during the performance period, which call into question the quality and accuracy of its reported earnings.

For Mr. Knitzer, our Compensation Committee elected not to pay any portion of the Qualitative Criteria Units. For Mr. Schachtel and Mr. Fisher, our Compensation Committee elected to pay 150% of the Qualitative Criteria Units in recognition of achievements during the three-year performance period, including the implementation of our new loan origination and servicing platform in each of our branches; the continued customization of the loan origination and servicing platform, including for electronic payments and the online customer portal; the development and completion of custom credit scorecards for marketing and branch underwriting; material improvements in our liquidity profile; the return of capital to our stockholders, including through the initiation of a recurring dividend program; the expansion of our branch footprint to new states; improvements to our compliance management system and enterprise risk management; the introduction of several talent development initiatives, including company-wide district training branches; the successful planning and implementation of our transition to the new CECL accounting standard; and those 2020 achievements outlined in “Performance-Based Annual Cash Awards — 2020 Annual Incentive Program Performance Targets, Results, and Payouts” above.

Based upon the above results, in March 2021, our Compensation Committee determined that Mr. Knitzer vested in and earned 99.5% of his total target performance-contingent RSUs and cash-settled performance units, and that Messrs. Schachtel and Fisher vested in and earned 114.5% of their total target performance-contingent RSUs and cash-settled performance units. Since the development of our performance-based long-term incentive program in 2014, the results have been appropriately punitive during times of poor performance and appropriately rewarding during times of strong performance. The following table provides information regarding the percentage of the target performance-contingent RSUs and cash-settled performance units vested under our long-term incentive programs since 2014 for our NEOs:

Long-Term Incentive Program Award Component	2014 Grant Year	2015 Grant Year	2016 Grant Year	2017 Grant Year	2018 Grant Year	5-Year Average
Performance-Contingent RSUs	0.0%	0.0%	116.5%	96.6%	105.6%	63.7%
Cash-Settled Performance Units	0.0%	0.0%	116.5%	126.6%	105.6%	69.7%

__________

Note: The table presents weighted-average results for each grant year based on each executive’s target and earned award values.

Our Compensation Committee believes that vesting at these levels appropriately reflects our operational and financial results over the relevant periods, validates our pay-for-performance strategy, and is supported by our total stockholder return.

Regional Management Corp. | Proxy Statement for 2021 Annual Meeting of Stockholders | 38

Long-Term Incentive Awards in 2020 and 2021

Consistent with the parameters of our long-term incentive program described above, we granted the following awards to our NEOs in 2020 and 2021 (other than Mr. Dymski, who participated in our Key Team Member Incentive Program as described below under “Transitional Officer Compensation”):

		2020 Target Grant Date Value
Name	Total	Performance- Contingent RSUs	Cash-Settled Performance Units	Non-Qualified Stock Options	Restricted Stock
Robert W. Beck	$1,600,000	$400,000	$400,000	$400,000	$400,000
Harpreet Rana	$332,500	N/A	N/A	$166,250	$166,250
John D. Schachtel	$622,500	$155,625	$155,625	$155,625	$155,625
Brian J. Fisher	$540,000	$135,000	$135,000	$135,000	$135,000
Manish Parmar	$502,500	$125,625	$125,625	$125,625	$125,625

__________

Note: We did not grant any long-term incentive awards to Mr. Knitzer in 2020. Due to the market volatility caused by the COVID-19 pandemic, the Compensation Committee decided to calculate the number of shares subject to the RSU awards using a 25-day weighted average stock price. The number of shares subject to the RSAs is determined by dividing the value of the award by the closing price per share of common stock on the grant date (rounded down to the nearest whole share). The number of shares subject to the non-qualified stock option awards is determined by dividing the value of the award by the fair value per share of common stock on the grant date calculated using the Black-Scholes valuation model (rounded down to the nearest whole share).

		2021 Target Grant Date Value
Name	Total	Performance- Contingent RSUs	Cash-Settled Performance Units	Non-Qualified Stock Options	Restricted Stock
Robert W. Beck	$2,240,000	$560,000	$560,000	$560,000	$560,000
Harpreet Rana	$332,500	$166,250	$166,250	N/A	N/A
John D. Schachtel	$642,000	$160,500	$160,500	$160,500	$160,500
Brian J. Fisher	$600,000	$150,000	$150,000	$150,000	$150,000
Manish Parmar	$528,000	$132,000	$132,000	$132,000	$132,000

_________

Note: The number of shares subject to the performance-contingent RSU awards and the RSAs is determined by dividing the value of the award by the closing price per share of common stock on the grant date (rounded down to the nearest whole share). The number of shares subject to the non-qualified stock option awards is determined by dividing the value of the award by the fair value per share of common stock on the grant date calculated using the Black-Scholes valuation model (rounded down to the nearest whole share).

Our Compensation Committee continues to believe that our long-term incentive program furthers our pay-for-performance objectives, creates a compelling recruitment and retention tool, appropriately focuses our executives on the achievement of long-term financial and business goals, and strengthens the alignment of our executives’ interests with those of our stockholders.

Transitional Officer Compensation

In September 2019, Daniel J. Taggart, our former Executive Vice President and Chief Credit Risk Officer, tendered his voluntary resignation from the Company, with an anticipated effective date of such resignation in the first quarter of 2020. Manish Parmar was appointed as our Executive Vice President and Chief Credit Risk Officer in January 2020, at which time Mr. Taggart ceased to provide services to the Company in this role. Mr. Taggart’s employment with the Company terminated in February 2020, and he provided consulting services to the Company pursuant to a Consulting Agreement from April to June 2020.

In March 2020, Robert W. Beck succeeded Peter R. Knitzer as the Company’s President and Chief Executive Officer. At that time, Michael S. Dymski assumed the role of interim Chief Financial Officer and served in that position until November 2020, at which time Harpreet Rana was appointed as the Company’s Executive Vice President and Chief Financial Officer. Other than in connection with his service as interim Chief Financial Officer, Mr. Dymski has not been and is not currently one of our executive officers.

Regional Management Corp. | Proxy Statement for 2021 Annual Meeting of Stockholders | 39

Interim Chief Financial Officer Compensation

Mr. Dymski participates in our Key Team Member Incentive Program (“KTIP”). KTIP awards are earned based on achievement of annual company and personal performance goals and are paid out 50% in cash and 50% in restricted shares that vest in equal installments on December 31st in the first and second years following grant, pending continued employment with the Company as of such dates.

In 2019, we granted Mr. Dymski an award under the KTIP as follows:

Award	2019 Eligible Base Salary	2019 Target Award as % of Salary	Target Award
2019 KTIP Award Grant	$244,553	120%	$293,464

The earning of the bonus was 50% contingent upon the achievement of Company performance goals substantially the same as those goals established for the Company’s 2019 Annual Incentive Program for executive officers, as discussed in the Company’s 2020 Proxy Statement, and 50% contingent upon the achievement of personal performance goals. Mr. Dymski could earn between 0% and 150% of the portion of the target bonus attributable to the Company performance components and personal performance goals, respectively; however, the award earned on account of the achievement of the Company performance goals or personal performance goals, respectively, could not exceed 75% of the target bonus. The performance period for Mr. Dymski’s 2019 KTIP award ended on December 31, 2019, and Mr. Dymski earned 114.35% of this award. Pursuant to the terms of the KTIP, 50% was paid in cash in an amount equal to $167,788 and 50% was represented by the grant of a restricted stock award in March 2020 for 6,976 shares of our common stock, with such award vesting in equal installments on December 31, 2020 and December 31, 2021, subject to Mr. Dymski’s continued employment with the Company.

In 2020, we granted Mr. Dymski an award under the KTIP as follows:

Award	2020 Eligible Base Salary	2020 Target Award as % of Salary	Target Award
2020 KTIP Award Grant	$256,667	120%	$308,000

One-half of Mr. Dymski’s target bonus was tied to the achievement of certain Company performance goals, which goals were substantially the same as the 2020 goals established in connection with the 2020 Annual Incentive Program discussed above. The remaining 50% of the target bonus was tied to the achievement of personal performance goals, which could be earned between 0% and 150% of target; however, Mr. Dymski’s award attributable to personal performance goal achievement could not exceed 75% of the target bonus, subject to a further limitation that his total earned bonus could not exceed 100% of his target bonus. In addition, Mr. Dymski was eligible to earn a bonus of 7.5% of his target bonus if the Company achieved pre-provision net income of $31,100,000 or greater, with linear interpolation for pre-provision net income falling between $30,400,000 and $31,100,000. The performance period for Mr. Dymski’s 2020 KTIP award ended on December 31, 2020, and the Compensation Committee elected to use its positive discretion to increase the payout of Mr. Dymski’s award to 125%, which was paid in March 2021, in recognition of Mr. Dymski’s performance as interim Chief Financial Officer and our strong financial and operating results during an extremely difficult year. Pursuant to the terms of the KTIP, 50% was paid in cash in an amount equal to $192,500 and 50% was represented by the grant of a restricted stock award in March 2021 for 12,008 shares of our common stock, with such award vesting in equal installments on December 31, 2021 and December 31, 2022, subject to Mr. Dymski’s continued employment with the Company.

Additionally, in consultation with our independent compensation consultant Veritas, our Compensation Committee awarded Mr. Dymski a cash bonus of $15,000 and a restricted stock award valued at $80,000 on a quarterly basis during his tenure as interim Chief Financial Officer in order to appropriately compensate him for the additional services he rendered to the Company. The cash bonus was paid ratably over the quarters Mr. Dymski served as interim Chief Financial Officer on regular payroll cycle dates, and the restricted stock awards granted in recognition of Mr. Dymski’s service as interim Chief Financial Officer vest in equal installments on December 31, 2020, December 31, 2021, and December 31, 2022, subject to Mr. Dymski’s continued employment with the Company. The aggregate cash and restricted stock awards made to Mr. Dymski in recognition of his service as interim Chief Financial Officer during 2020 are as follows:

Award	Cash Awards ($)	Restricted Stock Awards in Shares of Common Stock (#)
Interim Chief Financial Officer Bonuses	$40,989	14,210

Regional Management Corp. | Proxy Statement for 2021 Annual Meeting of Stockholders | 40

Chief Credit Risk Officer Transitional Year Compensation

In connection with joining the Company, Manish Parmar received (i) a signing bonus of $250,000 to offset the loss of his annual bonus opportunity with his prior employer; (ii) a restricted stock award equal to $22,000 to offset the loss of certain restricted stock vesting opportunities in 2020 with his prior employer, which award was aggregated with his 2020 RSA grant under the LTIP; (iii) relocation expenses in accordance with the Company’s relocation policy; and (iv) reimbursement of up to $50,000 to his prior employer for previously-reimbursed relocation expenses (the “Relocation Reimbursement”). Mr. Parmar’s signing bonus and Relocation Reimbursement are subject to repayment on a ratable basis to the extent he voluntarily terminates his employment with the Company before January 6, 2023.

In addition, Mr. Parmar received an RSA grant in July 2020 to normalize his long-term incentive plan compensation for 2020 with that of our other executive officers. Mr. Parmar’s 2020 long-term incentive plan grants were made in January 2020, at the time he commenced employment with the Company and before the 2020 long-term equity awards were made to our other executive officers. In light of the market disruptions created by the COVID-19 pandemic, Mr. Parmar’s January 2020 RSA had less value than those granted to our other executive officers in March 2020 and, therefore, the Compensation Committee believed it appropriate to normalize his award with the second grant in light of his valued service to the Company.

Perquisites

We also provide various other limited perquisites and other personal benefits to our executive officers that are intended to be part of a competitive compensation program. For 2020, these benefits included:

•

Payment of travel expenses on behalf of Mr. Beck (up to $5,000), Mr. Knitzer, and Mr. Schachtel for travel to and from their out-of-state personal residences (Ms. Rana, who is also entitled to certain travel expense reimbursement, did not incur any such expense in 2020);

•	Payment of legal expenses on behalf of our executive officers in connection with the review of their employment agreements;
•	Payment of relocation benefits for Mr. Parmar;
•	Mobile phone allowance payments to Messrs. Beck, Knitzer, Schachtel, Fisher, and Parmar; and
•

Payment of supplemental long-term disability premiums and associated taxes, which is intended, in part, to insure against our severance obligations in the event of a disability termination event under an executive’s employment agreement.

We also offer our executive officers benefits that are generally available to all of our employees, including 401(k) plan matching contributions, health insurance, disability insurance, dental insurance, vision insurance, life insurance, paid time off, and the reimbursement of qualified business expenses. The Compensation Committee believes that these benefits are comparable to those offered by other companies that compete with us for executive talent and are consistent with our overall compensation program. Perquisites are not a material part of our compensation program.

Other Compensation Policies, Practices, and Matters

Stock Ownership and Retention Policy

The Compensation Committee believes that significant ownership of common stock by our executives and directors directly aligns their interests with those of our stockholders and also helps to balance the incentives for risk-taking inherent in equity-based awards made to executives. Under our Stock Ownership and Retention Policy, executives and directors are subject to the following ownership guidelines:

Covered Person	Ownership Guideline
Chief Executive Officer	5x annual base salary
Other covered employees (including NEOs)	2x annual base salary
Directors	5x annual cash retainer

Persons covered by the policy are expected to utilize grants under equity compensation plans to reach the levels of ownership expected by the policy. The policy also incorporates a retention element requiring such persons to retain 50% of the net shares resulting from the vesting or exercise of equity awards to obtain the required ownership under the policy.

Regional Management Corp. | Proxy Statement for 2021 Annual Meeting of Stockholders | 41

Clawback Policy

We have also adopted a Compensation Recoupment Policy, or “clawback policy.” Under the clawback policy, the Chief Executive Officer, the Chief Financial Officer, the Chief Accounting Officer, any other person who is an executive officer, and such other persons as may be determined by the Board or the Compensation Committee, may be required to return to us and/or forfeit all or a portion of any cash-based incentive compensation and/or equity-based incentive compensation received by such covered person.

Such a return or forfeit is required, unless the Compensation Committee determines otherwise, if (i) compensation is received based on financial statements that are subsequently restated in a way that would decrease the amount of the award to which such person was entitled and the restatement is based in whole or in part on the misconduct of the covered person, (ii) such compensation was received by the covered person and the Compensation Committee determines that such person has violated a non-competition, non-solicitation, confidentiality, or other restrictive covenant applicable to such person, or (iii) recoupment is otherwise required under applicable law.

Prohibition Against Hedging and Pledging

As stated in our Code of Conduct, directors, officers, employees, and their designees may not engage in activities that are designed to profit from trading activity or hedge against decreases in the value of our securities. This includes purchasing any financial instrument or contract, including prepaid variable forward contracts, equity swaps, collars, and exchange traded funds, which is designed to hedge or offset any risk of decrease in the market value of our common stock. These prohibitions apply regardless of whether the equity securities have been granted to the directors, executive officers, or other employees as part of their compensation or are held, directly or indirectly, by such persons or their designees.

In addition, pursuant to our Stock Ownership and Retention Policy, shares subject to the retention requirements of the policy may not be pledged, hypothecated, or made subject to execution, attachment, or similar process.

No Excise Tax Gross-Ups

We did not provide any of our executive officers with a “gross-up” or other reimbursement payment for any tax liability that he might owe as a result of the application of Code Sections 280G, 4999, or 409A during 2020, and we have not agreed and are not otherwise obligated to provide any NEO with such a “gross-up” or other reimbursement.

Deductibility of Executive Compensation

Code Section 162(m) generally limits our ability to deduct for tax purposes compensation over $1,000,000 to our principal executive officer, principal financial officer, or any one of our other three highest paid executive officers. However, in the case of tax years commencing before 2018, Code Section 162(m) exempted qualifying performance-based compensation from the deduction limit if certain requirements were met. Code Section 162(m) was amended in December 2017 by the Tax Cuts and Jobs Act to eliminate the exemption for performance-based compensation (other than with respect to payments made pursuant to certain “grandfathered” arrangements entered into prior to November 2, 2017 that are not materially modified after that date and that would otherwise have been deductible under Code Section 162(m) prior to the changes made by the Tax Cuts and Jobs Act) and to expand the group of current and former executive officers who may be covered by the deduction limit under Code Section 162(m). As a result, compensation paid to certain of our executive officers in excess of $1,000,000 will no longer be deductible (other than potentially with respect to certain “grandfathered” arrangements, as noted above). Notwithstanding the elimination of the exemption for performance-based compensation, because of the importance of linking pay and performance, and as a matter of corporate governance best practices, our 2020 and 2021 executive compensation programs continue to impose performance conditions on a significant portion of awards to our executive officers.

The Compensation Committee will review and consider the deductibility of executive compensation under Code Section 162(m) and may authorize certain payments that will be in excess of the $1,000,000 limitation. The Compensation Committee believes that it needs to balance the benefits of designing awards that are tax-deductible with the need to design awards that attract, retain, and reward executives responsible for our success. While mindful of the benefit to us of the full deductibility of compensation, the Compensation Committee believes that it should not be constrained by the requirements of Code Section 162(m) where those requirements may impair flexibility in compensating our executive officers in a manner that can best promote our corporate objectives, which the Compensation Committee believes aligns our executive officers’ interests with our stockholders’ interests, and thus is in the best interests of our stockholders.

Regional Management Corp. | Proxy Statement for 2021 Annual Meeting of Stockholders | 42

Payments Upon Termination and Change-in-Control

Pursuant to the terms of each of their employment agreements and certain long-term incentive award agreements, our NEOs, other than Mr. Dymski, are entitled to certain benefits upon the termination of their employment with us, the terms of which are described below under “Summary of Employment Arrangements with Executive Officers.” Mr. Dymski does not have an employment agreement and is not otherwise entitled to any payments upon a termination or change-in-in-control, other than in connection with his equity award agreements.

Risk Assessment of Compensation Policies and Practices

We have assessed our compensation programs for all employees and have concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on our company. We believe that our compensation programs reflect an appropriate mix of compensation elements and balance current and long-term performance objectives, cash and equity compensation, and risks and rewards. During 2020, the Compensation Committee reviewed our compensation policies and practices for all employees, including our NEOs, particularly as they relate to risk management practices and risk-taking incentives. As part of its review, the Compensation Committee discussed with management the ways in which risk is effectively managed or mitigated as it relates to our compensation programs and policies.

Based on this review, the Compensation Committee believes that our compensation programs do not encourage excessive risk but instead encourage behaviors that support sustainable value creation. The following features of our executive compensation program illustrate this point.

•	Review by Independent Compensation Consultant. Our executive compensation programs have been reviewed and analyzed by an independent compensation consultant.
•

Compensation Committee Oversight. Our executive compensation programs are regularly reviewed and overseen by an independent Compensation Committee that retains the discretion to reduce compensation based on corporate and individual performance and other factors.

•	Mix of Incentives. Our compensation programs provide an appropriate mix of short-term and long-term incentives, as well as cash and equity opportunities.
•

Mix of Performance Metrics. The performance metrics associated with our incentive programs incorporate a variety of drivers of the business over both annual and three-year time horizons. They also include a qualitative component, providing the Compensation Committee with flexibility beyond its inherent negative discretion.

•

Strong Link to Stockholder Interests. Equity components and long-term performance metrics create a strong alignment between our executives’ interests and our stockholders’ interests. Because long-term incentives typically vest over a three-year period, our executives will always have unvested awards that could decrease in value if our business is not well-managed for the long term.

•	Alignment with Annual Budget and Long-Term Strategic Plan. Performance metrics in our short- and long-term incentive programs are aligned with both our annual budget and our long-term strategic plan.
•

Appropriate Policies. We have adopted a “clawback” policy, a stock ownership and retention policy, and prohibitions against hedging and pledging, thereby creating additional protections for our company and encouraging an alignment of our executives’ and stockholders’ interests.

•

Field Incentive Plan. Our operations field incentive plan is focused on growth, control, and profit—the three primary drivers of success in our branches. This creates appropriate alignment of employee incentive opportunities with company goals.

•	Administration and Disclosure. Administrative procedures, communication, and disclosure processes closely align with “best practices.”
•	Securities Trading Policy. Officers must obtain permission from the General Counsel before the purchase or sale of any shares, even during an open trading period.

Based on the factors above, we believe that our NEOs and other employees are encouraged to manage our company in a prudent manner and that our incentive programs are not designed to encourage our NEOs or other employees to take excessive risks or risks that are inconsistent with the Company’s and our stockholders’ best interests. In addition, we have in place various controls and management processes that help mitigate the potential for incentive compensation plans to materially and adversely affect the Company.

Regional Management Corp. | Proxy Statement for 2021 Annual Meeting of Stockholders | 43

Compensation Committee Report

The Compensation Committee has reviewed and discussed the foregoing “Compensation Discussion and Analysis” with management. Based upon such review, the related discussions, and such other matters deemed relevant and appropriate to the Compensation Committee, the Compensation Committee has recommended to the Board of Directors that the “Compensation Discussion and Analysis” be included in this Proxy Statement and in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 through incorporation by reference to this Proxy Statement.

Members of the
Compensation Committee:

Steven J. Freiberg (Chair)
Maria Contreras-Sweet
Alvaro G. de Molina
Carlos Palomares

The Compensation Committee report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that we specifically incorporate the Compensation Committee report by reference therein.

Regional Management Corp. | Proxy Statement for 2021 Annual Meeting of Stockholders | 44

Executive Compensation Tables

Summary Compensation Table

The following table sets forth the cash and other compensation that we paid to our named executive officers or that was otherwise earned by our named executive officers for their services in all employment capacities during the fiscal years ended December 31, 2020, 2019, and 2018.

Name and Principal Position(1)	Year	Salary(2) ($)	Bonus(3) ($)	Stock Awards(4) ($)	Option Awards(5) ($)	Non-Equity Incentive Plan Compensation(6) ($)	All Other Compensation(7) ($)	Total ($)
Robert W. Beck,
President and Chief Executive Officer	2020	557,036	—	829,495	400,000	984,205	30,157	2,800,893
(Former Executive Vice President and	2019	178,630	—	224,981	224,990	178,630	73,104	880,335
Chief Financial Officer)	2018	—	—	—	—	—	—	—
Peter R. Knitzer,	2020	140,984	—	—	—	754,457	2,546,375	3,441,816
Former President and Chief Executive	2019	600,000	—	1,049,946	524,997	1,928,715	82,747	4,186,405
Officer	2018	550,000	—	733,314	733,327	548,350	83,701	2,648,692
Harpreet Rana,	2020	42,623	100,000	166,242	166,240	53,279	7,500	535,884
Executive Vice President and	2019	—	—	—	—	—	—	—
Chief Financial Officer	2018	—	—	—	—	—	—	—
Michael S. Dymski,
Vice President of Financial Planning and	2020	256,672	40,989	420,306	—	192,500	14,269	924,736
Analysis (Former Interim Chief Financial	2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Officer and Vice President and	2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Chief Accounting Officer)
John D. Schachtel,	2020	415,000	—	322,722	155,625	833,488	59,585	1,786,420
Executive Vice President and	2019	400,000	—	299,984	149,994	322,800	61,705	1,234,483
Chief Operating Officer	2018	360,000	—	274,986	—	358,920	72,659	1,066,565
Brian J. Fisher,	2020	370,164	—	279,956	134,997	577,155	21,271	1,383,543
Executive Vice President and Chief	2019	335,000	—	217,459	133,748	371,601	15,910	1,073,718
Strategy and Development Officer	2018	300,000	—	99,977	100,000	410,774	16,963	927,714
Manish Parmar,	2020	330,423	250,000	477,045	125,617	413,029	171,100	1,767,214
Executive Vice President and	2019	—	—	—	—	—	—	—
Chief Credit Risk Officer	2018	—	—	—	—	—	—	—

__________

(1)

Mr. Beck, Mr. Knitzer, Ms. Rana, Mr. Dymski, Mr. Schachtel, Mr. Fisher, and Mr. Parmar commenced employment effective as of July 22, 2019, August 1, 2016, November 23, 2020, July 1, 2013, May 30, 2017, January 14, 2013, and January 6, 2020, respectively. Mr. Knitzer’s employment terminated on March 26, 2020. Mr. Beck was promoted to President and Chief Executive Officer and Mr. Dymski began serving as interim Chief Financial Officer, effective March 26, 2020. Mr. Dymski ceased his service as interim Chief Financial Officer on November 23, 2020 when Ms. Rana commenced her employment. Mr. Dymski only served as an executive officer of the Company between March 26, 2020 and November 23, 2020. Mr. Dymski has not been an NEO in any prior year, and, therefore, prior year compensation information has not been provided.

(2)	The amounts represent annual base salaries, pro-rated for any partial year of service. For additional information, see “Compensation Discussion and Analysis – Elements of Compensation – Base Salary.”
(3)

For 2020, Ms. Rana and Mr. Parmar received signing bonuses awarded upon the commencement of their employment with the Company in the amounts of $100,000 and $250,000, respectively. In recognition of his service as interim Chief Financial Officer, Mr. Dymski received a quarterly bonus of $15,000 per quarter, pro-rated for any partial quarter, totaling $40,989.

(4)

Amounts shown are the aggregate grant date fair value of awards computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. For a discussion of the assumptions made in such valuation, see note 16 of the notes to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

In 2020, Messrs. Beck, Schachtel, Fisher, and Parmar were granted performance-contingent RSUs having the following grant date fair values: Mr. Beck, $429,505; Mr. Schachtel, $167,101; Mr. Fisher, $144,960, and Mr. Parmar, $134,889 (and a maximum potential value of $599,972; $233,425; $202,497; and $188,421, respectively). At the time the award was granted, the Compensation Committee decided to calculate the number of shares subject to the RSU awards using a 25-day weighted average stock price due to the market volatility caused by the COVID-19 pandemic. The actual number of RSUs, if any, that may be earned may range from 0% to 150% of the target number of units, based primarily (90%) on our CAGR of pre-provision

Regional Management Corp. | Proxy Statement for 2021 Annual Meeting of Stockholders | 45

net income compared to our peer group over the performance period, January 1, 2020 through December 31, 2022, and to a lesser extent (10%) on our Compensation Committee’s assessment of our executive team’s achievement of its long-term strategic objectives over the same time period.

In 2020, Mr. Beck, Ms. Rana, and Messrs. Dymski, Schachtel, Fisher, and Parmar were granted RSAs having the following total grant date fair values: Mr. Beck, $399,990; Ms. Rana, $166,242; Mr. Dymski, $420,306; Mr. Schachtel, $155,621; Mr. Fisher, $134,996; and Mr. Parmar, $342,156. One-third of the shares subject to the RSA granted to each of Messrs. Beck, Schachtel, and Fisher vests on each of December 31, 2020, December 31, 2021, and December 31, 2022, so long as such employee’s employment continues (or is deemed to continue) from the grant date through the respective vesting dates or as otherwise provided in the applicable RSA agreement. In 2020, Mr. Dymski, was granted four RSAs. The first RSA was granted on March 26, 2020 and has a grant date fair value of $180,330. One-half of the shares subject to Mr. Dymski’s March 26, 2020 RSA vests on each of December 31, 2020 and December 31, 2021, so long as his employment continues (or is deemed to continue) from the grant date through the respective vesting dates or as otherwise provided in the applicable RSA agreement. Mr. Dymski’s second RSA was granted on March 26, 2020 and has a grant date fair value of $79,985, his third RSA was granted on July 1, 2020 and has a grant date fair value of $79,995, and his fourth RSA was granted on September 23, 2020 and has a grant date fair value of $79,996. One-third of the shares subject to Mr. Dymski’s second, third, and fourth RSAs vests on each of December 31, 2020, December 31, 2021, and December 31, 2022, so long as his employment continues (or is deemed to continue) from the grant date through the respective vesting dates or as otherwise provided in the applicable RSA agreement. In 2020, Mr. Parmar was granted two RSAs. The first RSA was granted on January 6, 2020 and has a grant date fair value of $147,622. One-third of the shares subject to Mr. Parmar’s January 6, 2020 RSA vests on each of December 31, 2020, December 31, 2021, and December 31, 2022, so long as his employment continues (or is deemed to continue) from the grant date through the respective vesting dates or as otherwise provided in the applicable RSA agreement. Mr. Parmar’s second RSA was granted on July 1, 2020 and has a grant date fair value of $194,534. One-fourth of the shares subject to Mr. Parmar’s July 1, 2020 RSA vests on each of December 31, 2020, December 31, 2021, December 31, 2022, and December 31, 2023, so long as his employment continues (or is deemed to continue) from the grant date through the respective vesting dates or as otherwise provided in the applicable RSA agreement. Ms. Rana’s RSA was granted on November 23, 2020 and has a grant date fair value of $166,242. One-third of the shares subject to Ms. Rana’s RSA vests on each of December 31, 2021, December 31, 2022, and December 31, 2023, so long as her employment continues (or is deemed to continue) from the grant date through the respective vesting dates or as otherwise provided in the applicable RSA agreement.

In 2019, Messrs. Knitzer, Schachtel, and Fisher were granted performance-contingent RSUs having the following grant date fair values: Mr. Knitzer, $524,973; Mr. Schachtel, $149,992; and Mr. Fisher, $83,726 (and a maximum potential value of $787,446; $224,989; and $125,589, respectively). The actual number of RSUs, if any, that may be earned may range from 0% to 150% of the target number of units, based primarily (90%) on our CAGR of net income compared to our peer group over the performance period, January 1, 2019 through December 31, 2021, and to a lesser extent (10%) on our Compensation Committee’s assessment of our executive team’s achievement of its long-term strategic objectives over the same time period.

In 2019, Messrs. Beck, Knitzer, Schachtel, and Fisher were granted RSAs having the following grant date fair values: Mr. Beck, $224,981; Mr. Knitzer, $524,973; Mr. Schachtel, $149,992; and Mr. Fisher, $133,733. One-third of the shares subject to the RSA granted to each of Messrs. Knitzer, Schachtel, and Fisher vests on each of December 31, 2019, December 31, 2020, and December 31, 2021, so long as such employee’s employment continues (or is deemed to continue) from the grant date through the respective vesting dates or as otherwise provided in the applicable RSA agreement. The shares subject to the RSA granted to Mr. Beck vest on December 31, 2019 (20%), December 31, 2020 (40%), and December 31, 2021 (40%), so long as Mr. Beck’s employment continues (or is deemed to continue) from the grant date through the respective vesting dates or as otherwise provided in the RSA agreement.

In 2018, Messrs. Knitzer, Schachtel, and Fisher were granted performance-contingent RSUs having the following grant date fair values: Mr. Knitzer, $733,314; Mr. Schachtel, $274,986; and Mr. Fisher, $99,977 (and a maximum potential value of $1,099,970; $412,478; and $149,951, respectively). The actual number of RSUs, if any, that may be earned may range from 0% to 150% of the target number of units, based primarily (90%) on our CAGR of pre-provision net income compared to our peer group over the performance period, January 1, 2018 through December 31, 2020, and to a lesser extent (10%) on our Compensation Committee’s assessment of our executive team’s achievement of its long-term strategic objectives over the same time period. In March 2021, based upon results achieved during the performance period, our Compensation Committee determined that Mr. Knitzer earned 99.5% of his 2018 target RSUs, and Messrs. Schachtel and Fisher earned 114.5% of their 2018 target RSUs.

The performance-contingent RSUs and RSAs are subject to further terms and conditions, including as to vesting, as set forth in an award agreement. As a result of his termination, Mr. Knitzer remains eligible to vest in only a pro-rata portion of each of his performance-contingent RSUs, subject to our performance over the three-year performance period. Effective as of his termination date, Mr. Knitzer vested in a pro-rata amount of the unvested portion of his RSA and forfeited the balance of the

Regional Management Corp. | Proxy Statement for 2021 Annual Meeting of Stockholders | 46

unvested award. For additional information, see “Compensation Discussion and Analysis – Elements of Compensation – Long-Term Incentive Awards” and “Summary of Employment Arrangements with Executive Officers – Potential Payments Upon Termination or Change-in-Control.”

(5)

Amounts shown are the aggregate grant date fair value of awards computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. For a discussion of the assumptions made in such valuation, see note 16 of the notes to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

For 2020, the option awards granted to Messrs. Beck, Schachtel, Fisher, and Parmar vest in three equal installments on each of December 31, 2020, 2021, and 2022. The option award granted to Ms. Rana vests in three equal installments on each of December 31, 2021, 2022, and 2023.

For 2019, the option awards granted to Messrs. Knitzer, Schachtel, and Fisher vest in three equal installments on each of December 31, 2019, 2020, and 2021. The option award granted to Mr. Beck vests on December 31, 2019 (20%), December 31, 2020 (40%), and December 31, 2021 (40%).

For 2018, the option awards granted to Messrs. Knitzer and Fisher vest in three equal installments on each of December 31, 2018, 2019, and 2020.

The option awards are subject to further terms and conditions, including as to vesting, as set forth in an award agreement. Effective as of his termination date, Mr. Knitzer vested in a pro-rata amount of the unvested portion of each of his option awards and forfeited the balance of the unvested awards. For additional information, see “Compensation Discussion and Analysis – Elements of Compensation – Long-Term Incentive Awards.”

(6)

For 2020, the amounts for Mr. Beck, Ms. Rana, and Mr. Parmar represent performance-based annual cash awards earned in 2020. For Messrs. Knitzer, Schachtel and Fisher, the amounts represent performance-based annual cash awards earned in 2020, and cash-settled performance units that were granted in 2018 and earned over a performance period of January 1, 2018 through December 31, 2020. For Mr. Dymski, the amounts represent the annual cash award earned in 2020 pursuant to the key team member incentive program. We paid all such earned amounts in 2021. In the case of the performance-based annual cash awards, Messrs. Knitzer, Schachtel and Fisher earned $211,475, $518,750 and $462,705, respectively. In the case of the cash-settled performance units, Messrs. Knitzer, Schachtel and Fisher earned $542,982, $314,738 and $114,450, respectively. We paid all such earned amounts in 2021.

For 2019, the amounts for Messrs. Beck and Schachtel represent performance-based annual cash awards earned in 2019. For Messrs. Knitzer and Fisher, the amounts represent performance-based annual cash awards earned in 2019, and cash-settled performance units that were granted in 2017 and earned over a performance period of January 1, 2017 through December 31, 2019. In the case of the performance-based annual cash awards, Messrs. Knitzer and Fisher earned $726,300 and $270,345, respectively. In the case of the cash-settled performance units, Messrs. Knitzer and Fisher earned $1,202,415 and $101,256, respectively. We paid all such earned amounts in 2020.

For 2018, the amounts for Messrs. Knitzer and Schachtel represent performance-based annual cash awards earned in 2018. For Mr. Fisher, the amount represents a performance-based annual cash award earned in 2018 and cash-settled performance units that were granted in 2016 and earned over a performance period of January 1, 2016 through December 31, 2018. In the case of the performance-based annual cash award, Mr. Fisher earned $299,100. In the case of the cash-settled performance units, Mr. Fisher earned $111,674. We paid all such earned amounts in 2019.

For additional information, see “Compensation Discussion and Analysis – Elements of Compensation – Performance-Based Annual Cash Awards” and “Compensation Discussion and Analysis – Elements of Compensation – Long-Term Incentive Awards.”

Regional Management Corp. | Proxy Statement for 2021 Annual Meeting of Stockholders | 47

(7)

The following table provides detail regarding the amounts in the “All Other Compensation” column. Mr. Knitzer’s severance benefits reflected below included 30 days’ base salary in lieu of notice ($49,180), salary continuation ($2,398,154), executive outplacement services ($50,000), and reimbursement of attorney fees ($10,000), all of which are consistent with the terms of his employment agreement with the Company. The amounts attributable to Mr. Parmar’s legal expenses and reimbursement to his former employer for relocation benefits shown below include tax reimbursements in the amount of $311 and $17,939, respectively. For additional information, see “Compensation Discussion and Analysis – Elements of Compensation – Perquisites” and “Summary of Employment Arrangements with Executive Officers – Agreements with Former Executive Officer.”

Name	Year	Dividends ($)	401(k) Plan Match ($)	Travel Expense to/from Personal Residence ($)	Optional Annual Health Screening ($)	Mobile Phone Allowance ($)	Legal Expenses ($)	Travel with Spouse ($)	Relocation Benefits ($)	Reimbursement to Former Employer for Relocation Benefits ($)	Long- Term Disability Insurance Benefits ($)	Severance Benefits ($)	Total ($)
Robert W. Beck	2020	2,311	11,400	876	—	675	10,000	—	—	—	4,895	—	30,157
	2019	—	—	—	—	—	7,500	—	65,604	—	—	—	73,104
	2018	—	—	—	—	—	—	—	—	—	—	—	—
Peter R. Knitzer	2020	—	11,400	7,853	—	225	10,000	—	—	—	9,563	2,507,334	2,546,375
	2019	—	11,200	30,088	—	1,085	10,000	—	—	—	30,374	—	82,747
	2018	—	11,000	39,551	3,546	900	—	—	—	—	28,704	—	83,701
Harpreet Rana	2020	—	—	—	—	—	7,500	—	—	—	—	—	7,500
	2019	—	—	—	—	—	—	—	—	—	—	—	—
	2018	—	—	—	—	—	—	—	—	—	—	—	—
Michael S. Dymski	2020	2,389	11,400	—	—	480	—	—	—	—	—	—	14,269
	2019	—	—	—	—	—	—	—	—	—	—	—	—
	2018	—	—	—	—	—	—	—	—	—	—	—	—
John D. Schachtel	2020	981	11,400	7,727	—	900	4,750	—	—	—	33,827	—	59,585
	2019	—	11,200	26,097	2,686	900	—	5,669	—	—	15,153	—	61,705
	2018	—	11,000	33,088	3,966	900	—	3,271	—	—	20,434	—	72,659
Brian J. Fisher	2020	860	11,400	—	—	—	—	—	—	—	9,011	—	21,271
	2019	—	11,200	—	—	—	—	—	—	—	4,710	—	15,910
	2018	—	11,000	—	—	—	—	—	—	—	5,963	—	16,963
Manish Parmar	2020	881	11,400	—	—	900	911	—	104,236	52,497	274	—	171,099
	2019	—	—	—	—	—	—	—	—	—	—	—	—
	2018	—	—	—	—	—	—	—	—	—	—	—	—

Regional Management Corp. | Proxy Statement for 2021 Annual Meeting of Stockholders | 48

Grants of Plan-Based Awards

The following table provides information concerning annual and long-term incentive awards granted in 2020 to each of our named executive officers pursuant to our Annual Incentive Plan and our 2015 Plan.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
Name	Award Type(1)	Grant Date	Threshold(2) ($)	Target ($)	Maximum ($)	Threshold(2) (#)	Target (#)	Maximum (#)	Units (#)	Options (#)	Awards ($/Sh)	Awards(3) ($)
Robert W. Beck	Annual	01/01/20	—	787,364	984,205
	NQSO	03/26/20								55,788	16.66	400,000
	RSU	05/29/20				12,186	27,081	40,621				429,505
	CSPU	05/29/20	180,000	400,000	600,000
	RSA	03/26/20							24,009			399,990
Peter R. Knitzer	Annual	01/01/20	—	211,475	264,344
Harpreet Rana	Annual	01/01/20	—	42,623	53,279
	NQSO	11/23/20								17,371	28.21	166,240
	RSA	11/23/20							5,893			166,242
Michael S. Dymski	Annual	01/01/20	—	154,000	192,500
	RSA	03/26/20							11,777			260,314
	RSA	07/01/20							4,474			79,995
	RSA	09/23/20							4,935			79,996
John D. Schachtel	Annual	01/01/20	—	415,000	518,750
	NQSO	03/26/20								21,705	16.66	155,625
	RSU	05/29/20				4,741	10,536	15,804				167,101
	CSPU	05/29/20	70,031	155,625	233,438
	RSA	03/26/20							9,341			155,621
Brian J. Fisher	Annual	01/01/20	—	370,164	462,705
	NQSO	03/26/20								18,828	16.66	134,997
	RSU	05/29/20				4,113	9,140	13,710				144,960
	CSPU	05/29/20	60,750	135,000	202,500
	RSA	03/26/20							8,103			134,996
Manish Parmar	Annual	01/06/20	—	330,423	413,029
	NQSO	01/06/20								10,442	29.18	125,617
	RSU	05/29/20				3,827	8,505	12,757				134,889
	CSPU	05/29/20	56,531	125,625	188,438
	RSA	01/06/20							5,059			147,622
	RSA	07/01/20							10,880			194,534

(1)

“Annual” refers to performance-based annual cash incentive award opportunities granted under our Annual Incentive Plan, including annual cash incentives awarded under the Key Team Member Incentive Program (“KTIP”) for Mr. Dymski. “NQSO” refers to non-qualified stock options, “RSU” refers to performance-contingent restricted stock units, “CSPU” refers to cash-settled performance units (with each unit’s target value denominated as $1.00), and “RSA” refers to restricted stock award, each granted under our 2015 Plan. For additional information, see “Compensation Discussion and Analysis – Elements of Compensation – Performance-Based Annual Cash Awards” and “Compensation Discussion and Analysis – Elements of Compensation – Long-Term Incentive Awards.”

(2)	The threshold number of units indicated will be earned only if a threshold level of performance is achieved.
(3)

Amounts shown are the aggregate grant date fair value of awards computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. For a discussion of the assumptions made in such valuation, see note 16 of the notes to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

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Outstanding Equity Awards at Fiscal Year-End

The following table provides information concerning equity awards that were outstanding as of December 31, 2020, for each of our named executive officers.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested(1) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested(1) ($)
Robert W. Beck	12,892	8,597(2)	25.35	07/22/29	3,550(6)	106,003	27,081(13)	808,639
	18,596	37,192(3)	16.66	03/26/30	16,006(7)	477,939
Peter R. Knitzer(16)	53,970	—	28.25	03/26/25	—	—	19,219(14)	573,879
	28,831	—	27.89	03/26/25			7,745(15)	231,266
Harpreet Rana		17,371(4)	28.21	11/23/30	5,893(8)	175,965
Michael S. Dymski	3,322	—	17.76	10/01/24	3,868(9)	115,498
	5,500	—	15.06	03/11/25	3,201(7)	95,582
	3,871	—	14.75	04/22/25	2,983(7)	89,072
		—			3,488(10)	104,152
		—			3,290(7)	98,239
John D. Schachtel	34,403	—	20.00	05/30/27	1,794(11)	53,569	11,140(14)	332,640
	8,284	4,143(5)	27.89	02/06/29	6,228(7)	185,968	5,378(15)	160,587
	7,235	14,470(3)	16.66	03/26/30			10,536(13)
Brian J. Fisher	9,644	—	17.76	10/01/24	1,599(11)	47,746	4,050(14)	120,933
	11,500	—	15.06	03/11/25	5,402(7)	161,304	3,002(15)	89,640
	13,143	—	14.75	04/22/25			9,140(13)	272,920
	12,379	—	17.08	03/29/26
	8,918	—	19.99	03/15/27
	8,071	—	28.25	02/07/28
	7,386	3,695(5)	27.89	02/06/29
	6,276	12,552(3)	16.66	03/26/30
Manish Parmar	3,480	6,962(3)	29.18	01/06/30	3,373(7)	100,718	8,505(13)	253,959
		—			8,160(12)	243,658

__________

(1)	Amounts are calculated based on the closing price ($29.86) of our common stock on December 31, 2020, the last trading day of 2020.
(2)	This option vests on December 31, 2019 (20%), December 31, 2020 (40%), and December 31, 2021 (40%).
(3)	This option vests in three equal annual installments on each of December 31, 2020, 2021, and 2022.
(4)	This option vests in three equal annual installments on each of December 31, 2021, 2022, and 2023.
(5)	This option vests in three equal annual installments on each of December 31, 2019, 2020, and 2021.
(6)	This amount represents the unvested portion of a restricted stock award, which vests on December 31, 2019 (20%), December 31, 2020 (40%), and December 31, 2021 (40%).
(7)	This amount represents the unvested portion of a restricted stock award, which vests in three equal annual installments on each of December 31, 2020, 2021, and 2022.
(8)	This amount represents the unvested portion of a restricted stock award, which vests in three equal annual installments on each of December 31, 2021, 2022, and 2023.
(9)	This amount represents the unvested portion of a restricted stock award, which vests in three equal annual installments on each of July 24, 2020, 2021, and 2022.

Regional Management Corp. | Proxy Statement for 2021 Annual Meeting of Stockholders | 50

(10)	This amount represents the unvested portion of a restricted stock award, which vests in two equal annual installments on each of December 31, 2020 and 2021.
(11)	This amount represents the unvested portion of a restricted stock award, which vests in three equal annual installments on each of December 31, 2019, 2020, and 2021.
(12)	This amount represents the unvested portion of a restricted stock award, which vests in four equal annual installments on each of December 31, 2020, 2021, 2022, and 2023.
(13)

This amount represents a performance-contingent RSU, assuming an achievement level at target. The actual number of RSUs, if any, that may be earned may range from 0% to 150% of the target number of units set forth in the table above, based primarily (90%) on our CAGR of pre-provision net income compared to our peer group over the performance period, January 1, 2020 through December 31, 2022, and to a lesser extent (10%) on our Compensation Committee’s assessment of our executive team’s achievement of its long-term strategic objectives over the same time period. Vesting is also contingent upon the continued employment of the executive through December 31, 2022, or as otherwise provided in the applicable award agreement. For additional information, see “Compensation Discussion and Analysis – Elements of Compensation – Long-Term Incentive Awards.”

(14)

This amount represents the earned portion of a performance-contingent RSU that became eligible to vest on December 31, 2020, subject to our Compensation Committee’s certification as to the achievement of certain performance goals. The actual number of RSUs, if any, that may have been earned ranged from 0% to 150% of the target number of units, based primarily (90%) on our CAGR of pre-provision net income compared to our peer group over the performance period, January 1, 2018 through December 31, 2020, and to a lesser extent (10%) on our Compensation Committee’s assessment of our executive team’s achievement of its long-term strategic objectives over the same time period. The number of target RSUs granted to Messrs. Knitzer, Schachtel, and Fisher were as follows: Mr. Knitzer, 25,958 units; Mr. Schachtel, 9,734 units; and Mr. Fisher, 3,539 units. Vesting was also contingent upon the continued employment of the executive through December 31, 2020. In March 2021, based upon results achieved during the performance period, our Compensation Committee determined that Mr. Knitzer earned 99.5% of his target RSUs, which were pro-rated for his partial period of service, and Messrs. Schachtel and Fisher earned 114.5% of their target RSUs. For additional information, see “Compensation Discussion and Analysis – Elements of Compensation – Long-Term Incentive Awards.”

(15)

This amount represents a performance-contingent RSU, assuming an achievement level at target. The actual number of RSUs, if any, that may be earned may range from 0% to 150% of the target number of units set forth in the table above, based primarily (90%) on our CAGR of net income compared to our peer group over the performance period, January 1, 2019 through December 31, 2021, and to a lesser extent (10%) on our Compensation Committee’s assessment of our executive team’s achievement of its long-term strategic objectives over the same time period. Vesting is also contingent upon the continued employment of the executive through December 31, 2021, or as otherwise provided in the applicable award agreement. For additional information, see “Compensation Discussion and Analysis – Elements of Compensation – Long-Term Incentive Awards.”

(16)

The Board terminated Mr. Knitzer’s employment without cause, effective March 26, 2020. Pursuant to the terms of his award agreements, a pro-rata portion of his option awards and RSAs vested as of the termination date, and Mr. Knitzer forfeited the remaining shares subject to the awards. In addition, pursuant to the terms of his award agreements, Mr. Knitzer remains eligible to vest in and earn a pro-rata portion of his performance-contingent RSUs, subject to our Compensation Committee’s certification as to the achievement of relevant performance goals over the associated performance period.

Regional Management Corp. | Proxy Statement for 2021 Annual Meeting of Stockholders | 51

Option Exercises and Stock Vested

The following table summarizes the exercise of options and the vesting of stock awards by each of our named executive officers during the fiscal year ended December 31, 2020.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting(2) (#)	Value Realized on Vesting(3) ($)
Robert W. Beck	—	—	11,553	344,973
Peter R. Knitzer	127,169	3,656,109	25,421	789,636
Harpreet Rana	—	—	—	—
Michael S. Dymski	—	—	13,881	319,507
John D. Schachtel	—	—	16,045	544,273
Brian J. Fisher	—	—	8,349	272,994
Manish Parmar	—	—	4,406	131,563

(1)

The value realized upon exercise of stock option awards was calculated by determining the difference between the market price of the underlying securities at exercise and the exercise price of the options.

(2)

For Messrs. Beck, Dymski, Schachtel, Fisher, and Parmar the amounts represent the number of shares delivered following the vesting of restricted stock subject to RSAs on December 31, 2020. For Mr. Knitzer, the amounts represent the number of shares delivered following the vesting of a pro-rata portion of an RSA on his date of termination. For Messrs. Knitzer, Schachtel, and Fisher, the amounts also include the number of shares delivered following the vesting of performance-contingent RSUs on December 31, 2020, based upon results achieved during a performance period that began on January 1, 2018 and ended on December 31, 2020, as determined by our Compensation Committee in March 2021. For additional information, see “Compensation Discussion and Analysis – Elements of Compensation – Long-Term Incentive Awards.”

(3)

The value represents the gross number of shares that vested, multiplied by the closing price of our common stock on the applicable vesting date, and includes any amounts that were withheld for applicable taxes.

Equity Compensation Plan Information

The following table provides information concerning the common stock that may be issued upon the exercise of options, warrants, and rights under all of our existing equity compensation plans as of December 31, 2020. At that date, there were a total of 10,932,000 shares of our common stock outstanding.

Plan Category	(a) Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights ($)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity Compensation Plans Approved by Security Holders
2011 Stock Incentive Plan(1)	160,836(3)	18.78	—
2015 Long-Term Incentive Plan(2)	1,036,254(4)	19.93(5)	380,320
Equity Compensation Plans Not Approved by Security Holders	—	—	—
Total:	1,197,090	19.73	380,320

(1)

Regional Management Corp. 2011 Stock Incentive Plan (the “2011 Plan”). In 2015, our stockholders approved the 2015 Plan, at which time all shares then available for issuance under the 2011 Plan rolled over to the 2015 Plan. Awards may no longer be granted under the 2011 Plan. However, awards that are outstanding under the 2011 Plan will continue in accordance with their respective terms.

(2)

Regional Management Corp. 2015 Long-Term Incentive Plan. As of April 5, 2021, there were 166,440 shares that remained available for issuance under the 2015 Plan, which allows for grants of incentive stock options, non-qualified stock options, stock appreciation rights (“SARs”), unrestricted shares, restricted shares, RSUs, phantom stock awards, and awards that are valued in whole or in part by reference to, or otherwise based on, the fair market value of shares, including performance-based awards.

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(3)	This amount represents shares of common stock underlying non-qualified stock option awards.
(4)

This amount represents 746,984 shares of common stock underlying non-qualified stock option awards, 185,559 shares of common stock underlying performance-contingent RSU awards, and 103,711 restricted shares of common stock underlying and issuable pursuant to key team member incentive program award agreements. Share amounts are determined based upon the maximum number of shares that may be delivered pursuant to the performance-based awards. Under the key team member incentive program, each participant is eligible to earn an RSA, subject to the achievement of performance goals over a one-year period. If earned, the RSA is issued following the one-year performance period and vests ratably over a subsequent two-year period (subject to continued employment or as otherwise provided in the underlying award agreement). No current executive officer participates in our key team member incentive program. There is no exercise price associated with the RSU awards or restricted shares.

(5)	Calculation excludes shares subject to RSU awards and shares underlying and issuable pursuant to key team member incentive program award agreements.

CEO Pay Ratio

The following table provides our calculation under applicable SEC regulations of the ratio of the annual total compensation of our Chief Executive Officer to the median of the annual total compensation of our other employees for 2020.

Compensation Component	CEO ($)	Median Employee ($)
Salary	600,000	33,652
Stock Awards	829,495	—
Option Awards	400,000	—
Non-Equity Incentive Plan Compensation	984,205	2,828
All Other Compensation	30,157	2,565
Total Compensation:	2,843,857	39,045
CEO to Median Employee Pay Ratio:	73:1

We took the following steps in calculating the ratio of the annual total compensation of our Chief Executive Officer to the median of the annual total compensation of our other employees in 2020:

(1)      We determined that, as of December 31, 2020, our employee population was equal to 1,542 individuals, all located in the United States. This number includes all the individuals determined to be employees for federal tax purposes, whether full-time, part-time, or temporary, as of that date. We chose December 31, 2020, which is within the last three months of our fiscal year as required by applicable SEC regulations, because it aligned with our calendar year payroll procedures.

(2)      We next identified the employee receiving the median amount of compensation in our employee population. To do this, we compared the amount of wages and other compensation received by each employee, other than Mr. Beck, as reflected in our payroll records and reported to the Internal Revenue Service in Box 5 of Form W-2 for the calendar year ended December 31, 2020. This compensation measure was annualized for permanent employees who were employed on the measurement date but who did not work for the full calendar year. The compensation measure was consistently applied to all of our employees.

(3)      Once we identified our median employee, we measured that employee’s annual total compensation for the 2020 fiscal year by adding together (a) the same elements of compensation that are included in Mr. Beck’s total fiscal 2020 compensation, as reported in our Summary Compensation Table above, and (b) non-discriminatory health and welfare benefits paid by Regional, which we have included as “All Other Compensation” in the table above.

(4)      For Mr. Beck, we used a combination of his annualized base salary following his appointment as Chief Executive Officer of the Company on March 26, 2020 and the amounts reported in the “Stock Awards,” “Option Awards,” “Non-Equity Incentive Plan Compensation,” and “All Other Compensation” columns of our Summary Compensation Table above. Mr. Beck was eligible for but did not elect to participate in non-discretionary health and welfare benefit plans offered by Regional.

The resulting pay ratio was calculated in a manner consistent with SEC regulations, and we believe that it constitutes a reasonable estimate. However, as contemplated by SEC regulations, we relied on methods and assumptions that we determined to be appropriate for calculating the Chief Executive Officer pay ratio at Regional. Other public companies will use methods and assumptions that differ from the ones we chose but are appropriate for their circumstances. It may therefore be difficult, for this and other reasons, to compare our reported pay ratio to pay ratios reported by other companies, including companies in our industry.

Regional Management Corp. | Proxy Statement for 2021 Annual Meeting of Stockholders | 53

Summary of Employment Arrangements with NAMED Executive Officers

In 2020, the following individuals served as our named executive officers:

•	Robert W. Beck, our current President and Chief Executive Officer and former Executive Vice President and Chief Financial Officer;
•	Peter R. Knitzer, our former President and Chief Executive Officer;
•	Harpreet Rana, our Executive Vice President and Chief Financial Officer;
•	Michael S. Dymski, our Vice President of Financial Planning and Analysis and former interim Chief Financial Officer and Vice President and Chief Accounting Officer;
•	John D. Schachtel, our Executive Vice President and Chief Operating Officer;
•	Brian J. Fisher, our Executive Vice President and Chief Strategy and Development Officer and former General Counsel and Secretary; and
•	Manish Parmar, our Executive Vice President and Chief Credit Risk Officer.

Messrs. Beck, Knitzer, Schachtel, and Fisher served as executive officers at the beginning of 2020. Mr. Parmar was appointed Executive Vice President and Chief Credit Risk Officer on January 6, 2020. Mr. Fisher assumed the title of Executive Vice President, General Counsel, and Secretary on February 6, 2020. Mr. Knitzer’s termination as President and Chief Executive Officer and as a director occurred in March 2020, and Mr. Beck assumed the title of President and Chief Executive Officer on March 26, 2020. Further, Mr. Dymski assumed the title of Vice President, Chief Accounting Officer, and interim Chief Financial Officer on March 26, 2020. Mr. Fisher was promoted to Executive Vice President and Chief Strategy and Development Officer on September 30, 2020. Ms. Rana was appointed as Executive Vice President and Chief Financial Officer on November 23, 2020, at which time, Mr. Dymski relinquished his title of interim Chief Financial Officer. Finally, Mr. Dymski was appointed Vice President of Financial Planning and Analysis on April 1, 2021.

We entered into employment letters or agreements with each of our named executive officers other than Mr. Dymski shortly before each commenced employment with us. We entered into initial employment agreements with each of these executives as follows: Mr. Beck (July 2019), Mr. Knitzer (August 2016), Ms. Rana (September 2020), Mr. Schachtel (May 2017), and Mr. Parmar (January 2020). We entered into an employment letter with Mr. Fisher in January 2013, and in August 2017, we entered into an employment agreement with Mr. Fisher that superseded his prior employment letter agreement and amended the employment agreements of Messrs. Knitzer and Schachtel. In addition, in May 2019, we entered into an employment agreement with Mr. Knitzer that superseded his prior employment agreement. In March 2020, we entered into an employment agreement with Mr. Beck in connection with his assumption of the title of President and Chief Executive Officer, which superseded his prior employment agreement. Further, in July 2020 and September 2020, we entered into employment agreements with Messrs. Schachtel and Fisher, respectively, that superseded each executive’s prior employment agreement. Mr. Fisher’s new employment agreement occurred in the context of his appointment as Executive Vice President and Chief Strategy and Development Officer. We did not enter into an employment agreement with Mr. Dymski during his term as interim Chief Financial Officer.

We describe below the material terms of our named executive officer’s current and prior employment agreements in effect during 2020. Additional information regarding the compensation that our named executive officers are eligible for, earned, and were paid is set forth elsewhere in this Proxy Statement, including in the Compensation Discussion and Analysis and the Executive Compensation Tables set forth above.

Employment Agreements with Named Executive Officers

Mr. Knitzer’s employment agreement was terminated effective March 26, 2020, and his termination was treated as a termination without cause under the terms of his employment agreement. As a result, Mr. Knitzer received severance and other benefits in accordance with the terms of his employment agreement, which is described in further detail below. As indicated above, Mr. Dymski does not have an employment agreement with the Company.

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The employment agreements with each of our named executive officers who are currently serving as executive officers provide for a three-year term. The three-year term ends for these officers as follows:

Name	Employment Agreement Term End Date
Robert W. Beck	March 25, 2023
Harpreet Rana	November 23, 2023
John D. Schachtel	July 1, 2023
Brian J. Fisher	September 30, 2023
Manish Parmar	January 6, 2023

The employment agreements generally provide for compensation to our executives in the form of annual base salaries, annual cash incentive opportunities, long-term incentive opportunities, and various other limited perquisites and personal benefits. Our executives have also agreed to certain restrictive covenants set forth in the employment agreements, including a covenant not to compete.

Pursuant to his current employment agreement, Mr. Beck is entitled to an annual base salary of no less than $600,000 (while his prior employment agreement provided for an annual base salary of no less than $400,000). Pursuant to their current employment agreements, Messrs. Schachtel and Fisher are entitled to an annual base salary of no less than $415,000 and $400,000, respectively. Their prior employment agreements provided for respective annual base salaries of no less than $350,000 and $240,000. Ms. Rana and Mr. Parmar are entitled to an annual base salary of no less than $400,000 and $335,000, respectively. Mr. Knitzer was entitled to an annual base salary of no less than $600,000. All base salaries are (or were) pro-rated for any partial year pursuant to the terms of each executive’s employment agreement.

For each calendar year during the employment term under Mr. Beck’s current employment agreement and Mr. Knitzer’s former employment agreement, each of Messrs. Beck and Knitzer is (or was) also eligible to earn an annual bonus award under our Annual Incentive Plan based upon the achievement of performance targets established by our Compensation Committee, with a target bonus equal to no less than 150% of such executive’s base salary, pro-rated for any partial year. Mr. Beck’s current employment agreement provides that Mr. Beck’s target annual bonus award under our Annual Incentive Plan for 2020 was $787,364. Under Mr. Beck’s prior employment agreement, Mr. Beck was eligible to earn an annual bonus with a target bonus equal to no less than 100% of Mr. Beck’s base salary, pro-rated for any partial year. For each calendar year during the employment term, our other named executive officers with employment agreements are eligible to earn an annual bonus award under our Annual Incentive Plan based upon the achievement of performance targets established by our Compensation Committee, with a target bonus equal to no less than 100% of the executive’s base salary, in each case pro-rated for any partial year. Notwithstanding the foregoing, Mr. Fisher’s target bonus for 2020 was $370,164.

We paid a $100,000 cash signing bonus to Ms. Rana in 2020 to offset her loss of forfeited incentive and/or equity-based compensation with her former employer. Ms. Rana’s signing bonus is subject to repayment in full if she voluntarily terminates her employment before the first anniversary of her employment date. We also paid a $250,000 cash signing bonus to Mr. Parmar in 2020 to offset his loss of his annual bonus opportunity with his prior employer. Mr. Parmar must repay a ratable portion of his signing bonus if he terminates his employment before the third anniversary of his employment date.

The current employment agreement of Mr. Beck provides that he is entitled to receive a non-qualified stock option award, a restricted stock award, a performance-contingent RSU award, and a cash-settled performance unit award as soon as practicable after the effective date of his current employment agreement, with the vesting of each such award subject to continued employment through the vesting date and, in the case of the performance-contingent RSU award and the cash-settled performance unit award, the achievement of performance objectives established by our Compensation Committee. The employment agreements of Ms. Rana and Mr. Parmar provide that each executive is entitled to receive a non-qualified stock option award, a restricted stock award, a performance-contingent RSU award, and a cash-settled performance unit award. Ms. Rana’s non-qualified stock option and restricted stock award are to be granted as soon as practicable following her commencement date, while her performance-contingent RSU award and cash-settled performance unit award are to be granted in connection with the grant of other executive 2021 long-term incentive plan awards. The non-qualified stock option award and restricted stock award provided for in Mr. Parmar’s employment agreement are to be granted as soon as practicable following his commencement date, while his performance-contingent RSU award and cash-settled performance unit award are to be granted in connection with the grant of other executive 2020 long-term incentive plan awards. The vesting of each of Ms. Rana’s and Mr. Parmar’s awards is subject to continued employment through the vesting date and, in the case of the performance-contingent RSU awards and the cash-settled performance unit awards, the achievement of performance objectives established by our Compensation Committee. Each named executive officer, other than Mr. Dymski who participates in our Key Team Member Incentive Program, is (or was) otherwise eligible to participate in our long-term incentive program at the sole discretion of our Compensation Committee and our Board.

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Commencing in 2021, Mr. Beck will be eligible to receive an annual base salary, annual cash incentive opportunity, and long-term incentive opportunity totaling in the aggregate at least $3,600,000 under his current employment agreement; his prior employment agreement provided for an annual base salary, annual cash incentive opportunity, and long-term incentive opportunity totaling in the aggregate at least $1,400,000. Commencing in 2021 (or 2022, in the case of Ms. Rana, and 2020, in the case of Mr. Schachtel), the employment agreements of our other current executives provide for an annual base salary, annual cash incentive opportunity, and long-term incentive opportunity totaling in the aggregate of at least the following amounts: Ms. Rana ($1,400,000), Mr. Schachtel ($1,452,500), Mr. Fisher ($1,400,000), and Mr. Parmar ($1,172,500). The prior employment agreements of Mr. Fisher provided for an annual base salary, annual cash incentive opportunity, and long-term incentive opportunity totaling in the aggregate no less than $720,000. Mr. Knitzer was eligible to receive an annual base salary, annual cash incentive opportunity, and long-term incentive opportunity totaling in the aggregate at least $3,600,000 in 2020. Each executive’s annual total compensation opportunity is subject to our Compensation Committee’s discretion to adjust base salary, determine allocations between cash and equity compensation opportunities, establish performance and/or multi-year service criteria, and determine if and to the extent any incentive compensation is earned and payable based on the attainment of performance criteria and other terms and conditions established by our Compensation Committee, and further subject to the terms and conditions of the applicable incentive plan and related award agreements (including, if applicable under any such plan or award agreement, multi-year vesting). Long-term incentive awards are subject to the terms of the 2015 Plan and the related award agreements.

We also provide our executives with benefits generally available to our other employees, including medical and retirement plans. In addition, we provide our executives with the use of a mobile phone (or the provision of a stipend for a mobile phone), disability insurance policies, and reasonable travel expenses. In the case of Ms. Rana and Messrs. Schachtel and Knitzer, we pay (or paid) for reasonable expenses associated with their travel to and from their personal residences to our headquarters in South Carolina. Pursuant to Mr. Beck’s current employment agreement, in 2020 we paid for reasonable expenses (not to exceed $5,000) associated with Mr. Beck’s travel to and from his additional Connecticut residence to our headquarters in South Carolina. Additionally, we provided relocation benefits to Mr. Parmar in 2020 to relocate to the Dallas–Fort Worth–Arlington, Texas metropolitan area, which include reimbursement of commuting expenses to our Flower Mound, Texas office from his residence and reasonable temporary living expenses in the Dallas–Fort Worth–Arlington, Texas metropolitan area. Mr. Parmar is also eligible for reimbursement of amounts up to $50,000 in the event that he is required to reimburse his immediate past employer for all or a portion of his previously-reimbursed relocation expenses, with any such reimbursed amounts subject to ratable repayment in the event Mr. Parmar voluntarily terminates his employment before the third anniversary of his commencement date.

Our executive employment agreements and long-term incentive award agreements also provide for certain severance benefits following an executive’s termination by us without cause, by the executive as a result of good reason, due to the executive’s disability, due to the executive’s death, or following a “double-trigger” change-in-control event. A “double-trigger” change-in-control event requires both (1) a change-in-control and (2) an executive’s termination by us without cause or by the executive as a result of good reason within certain timeframes. The terms “cause,” “good reason,” “disability,” and “change-in-control” are defined in the 2011 Plan, the 2015 Plan, and/or each executive’s employment agreement and/or long-term incentive award agreements, as applicable. The severance benefits are described in “Summary of Employment Arrangements with Executive Officers – Potential Payments Upon Termination or Change-in-Control,” below. An executive’s receipt of any severance benefits will be subject to the executive’s execution of a release of claims within the time period specified in the employment agreement and the continued compliance with the restrictive covenants described below.

Each named executive officer with an employment agreement is also subject to various restrictive covenants pursuant to his or her employment agreement, and his or her entitlement to certain benefits is contingent upon his or her compliance with such covenants. Specifically, the employment agreements make each executive party thereto subject to a covenant not to disclose our confidential information during his employment and at all times thereafter, a covenant not to compete during his employment and for a period of one year (or two years, in the case of Mr. Beck under his current employment agreement and Mr. Knitzer) following his or her termination of employment, a covenant not to solicit competitive “business services” through or from “loan sources” (each as defined in the employment agreements) during his or her employment and for a period of one year (or two years, in the case of Mr. Beck under his current employment agreement and Mr. Knitzer) following his or her termination of employment, a covenant not to solicit or hire our employees during his or her employment and for a period of one year (or two years, in the case of Mr. Beck under his current employment agreement and Mr. Knitzer) following his or her termination of employment, and a non-disparagement covenant effective during the employment term and at all times thereafter. Each executive’s covenant not to compete is limited to an area within 25 miles of any of our branches or other offices.

In addition, each named executive officer must abide by any applicable equity retention policy, compensation recovery policy, stock ownership guidelines, or other similar policies that we maintain.

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Potential Payments Upon Termination or Change-in-Control

Under their employment agreements and long-term incentive award agreements, our executive officers are entitled to certain severance benefits following termination by us without cause, by the executive as a result of good reason, due to the executive’s disability, due to the executive’s death, and following a “double-trigger” change-in-control. These benefits ensure that our executives are motivated primarily by the needs of our business, rather than circumstances that are outside of the ordinary course of business (such as circumstances that might lead to the termination of an executive’s employment or that might lead to a change-in-control). Severance benefits provide for a level of continued compensation if an executive’s employment is adversely affected in these circumstances, subject to certain conditions. We believe that these benefits enable executives to focus fully on their duties while employed by us, ensure that our executives act in the best interests of our stockholders, even if such actions are otherwise contrary to our executives’ personal interests, and alleviate concerns that may arise in the event of an executive’s separation from service with us. We believe that these severance benefits are in line with current market practices. As Mr. Dymski is not currently an executive officer, and was only an executive officer for his period of service as interim Chief Financial Officer, he does not have an employment agreement and the amounts shown for his in the table below represent payments under the terms of his long-term incentive award agreements.

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The rights to and level of benefits are determined by the type of termination event. Our executive employment agreements provide for the following cash and other benefits:

Termination Event	Severance Benefits
By the Company Without Cause or by the Executive for Good Reason

(1)   Payment in Lieu of 30 Days’ Notice. At our election, 30 days’ base salary in lieu of allowing the executive to work through any required 30-day termination notice period.

(2)   Base Salary Continuation. In the case of Mr. Beck under his current employment agreement and Mr. Knitzer under his former employment agreement, an amount equal to two times his salary in effect on the termination date, payable over a period of 24 months following his termination date, and in the case of each other executive subject to a current employment agreement, an amount equal to his salary in effect on the termination date, payable over a period of 12 months following his termination date.

(3)   Average Bonus. In the case of Mr. Beck under his current employment agreement and Mr. Knitzer under his former employment agreement, an amount equal to two times his average bonus determined as of the termination date, payable over a period of 24 months following his termination date, and in the case of each other executive subject to a current employment agreement, an amount equal to his average bonus determined as of the termination date, payable over a period of 12 months following his termination date. An executive’s “average bonus” is defined in his employment agreement, generally as the average annual bonus paid for the three fiscal years prior to the year of termination or such lesser number of full fiscal years that the executive has been employed. If employment is terminated before the last day of the executive’s first full fiscal year, the average bonus is calculated as the executive’s target bonus.

(4)   Annual Incentive Compensation. The pro-rata portion of any bonus for the year in which termination occurs, to the extent earned, plus, if termination occurs after year-end but before the bonus for the preceding year is paid, the bonus for the preceding year.

(5)   Health Benefits Continuation Coverage.  Reimbursement of COBRA premiums for continuation coverage under our group medical plan for 24 months (in the case of Mr. Beck under his current employment agreement and Mr. Knitzer under his former employment agreement) or 12 months (in the case of each other executive subject to a current employment agreement) following his termination date, so long as he is not entitled to obtain insurance from a subsequent employer.

(6)   Outplacement Services. Reasonable outplacement service expenses for 24 months (in the case of Mr. Beck under his current employment agreement and Mr. Knitzer under his former employment agreement) or 12 months (in the case of each other executive subject to a current employment agreement) following the termination date, not exceeding $25,000 per year.

“Double-Trigger” Change-in-Control

Excluding Mr. Beck under his current employment agreement and Mr. Knitzer under his former employment agreement, if employment is terminated by us without cause or by the executive as a result of good reason, and such termination occurs within six months before or one year after the effective date of a change-in-control, then the executive is entitled to the benefits described immediately above, plus the additional benefit that the amounts described in items (2) and (3) will be increased by a factor of 100% (for a total of two times salary and average bonus).

Disability

If employment is terminated due to the executive’s disability, he will be entitled to the same benefits as if employment were terminated by us without cause or by the executive as a result of good reason, except that he is not entitled to 30 days’ notice of termination (or payment in lieu thereof). The disability severance benefits will be reduced by the amount of any disability benefits paid to the executive pursuant to any disability insurance, plan, or policy provided by us to or for the benefit of the executive. If any disability benefits paid to an executive pursuant to any disability insurance, plan, or policy provided by us are not subject to local, state, or federal taxation, then our severance obligations in the event of termination due to the executive’s disability will be reduced by an amount equal to the gross taxable amount that we would have been required to pay in order to yield the net, after-tax benefit that the executive actually received pursuant to such disability insurance, plan, or policy.

Death

Annual Incentive Compensation. The pro-rata portion of any bonus for the year in which death occurs, to the extent earned, plus, if death occurs after year-end but before the bonus for the preceding year is paid, the bonus for the preceding year (paid to the executive’s designated beneficiary or estate, as applicable).

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Termination Event	Severance Benefits
Voluntary Termination

Annual Incentive Compensation. If termination occurs after year-end but before the bonus for the preceding year is paid, the bonus for the preceding year (the executive is not entitled to any bonus for the year during which voluntary termination occurs).

Cause	None.

In addition to the benefits provided for under our executive employment agreements, our long-term incentive award agreements provide for the following treatment of awards following termination:

Termination Event	Award Treatment
By the Company Without Cause, by the Executive for Good Reason, Due to Disability, or Due to Death

•      Non-Qualified Stock Option Awards:  Pro-rata accelerated vesting of any unvested shares.

•      Restricted Stock Awards:  Pro-rata accelerated vesting of any unvested shares.

•      Performance-Contingent RSUs:  Eligibility to vest in a pro-rata portion of the award, subject to actual performance over the full performance period.

•      Cash-Settled Performance Units:  Eligibility to vest in a pro-rata portion of the award, subject to actual performance over the full performance period.

“Double-Trigger” Change-in-Control

•      Non-Qualified Stock Option Awards:  Full accelerated vesting in the event of a termination of employment by us without cause or by the executive as a result of good reason within six months before or one year after the effective date of a change-in-control.

•      Restricted Stock Awards:  Full accelerated vesting in the event of a termination of employment by us without cause or by the executive as a result of good reason within six months before or one year after the effective date of a change-in-control.

•      Performance-Contingent RSUs:  Full accelerated vesting at target in the event of a termination of employment by us without cause or by the executive as a result of good reason within six months before or one year after the effective date of a change-in-control.

•      Cash-Settled Performance Units:  Full accelerated vesting at target in the event of a termination of employment by us without cause or by the executive as a result of good reason within six months before or one year after the effective date of a change-in-control.

Retirement

•      Non-Qualified Stock Option Awards:  Continued vesting as if the executive remained employed.

•      Restricted Stock Awards:  Unvested shares are forfeited as of the termination date.

•      Performance-Contingent RSUs:  Eligibility to vest in a pro-rata portion of the award, subject to actual performance over the full performance period.

•      Cash-Settled Performance Units:  Eligibility to vest in a pro-rata portion of the award, subject to actual performance over the full performance period.

An executive is generally eligible for “Retirement” when he or she (i) is 65 or older at the time of termination, or (ii) is 55 or older at the time of termination and has completed ten (10) years of service to Regional.

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The following table provides information concerning the payments and the value of other benefits that our NEOs would have been eligible to receive if their employment had been terminated under the described circumstances. Our obligation to provide the payments and other benefits described in the table are found in each NEO’s employment agreement and in long-term incentive award agreements, in each case as described above.

In calculating the amounts included in the table below, we have assumed (i) that the termination event and/or change-in-control occurred on December 31, 2020, (ii) a share price of $29.86 (our closing share price on December 31, 2020), and (iii) the following:

•	“Payment in Lieu of 30 Days’ Notice”: We have assumed that we will elect to pay 30 days’ base salary in lieu of allowing the NEO to work through any required 30-day termination notice period.
•	“Severance Payment”: The amount represents a combination of the “Base Salary Continuation” and “Average Bonus” payments described above.
•	“Annual Incentive Compensation”: The amount is based upon the level of performance and percentage payout actually achieved, as determined by the Compensation Committee in March 2021.
•

“Long-Term Incentive Award Vesting”:  The value associated with accelerated non-qualified stock option awards has been calculated by multiplying the number of accelerated shares by the amount by which our stock price as of December 31, 2020 exceeded (if at all) the exercise price of the option. For any performance-contingent long-term incentive award where vesting remains subject to actual performance over a performance period, (1) we have calculated the value (if any) of awards associated with performance periods ending in 2020 based on actual performance, and (2) we have ascribed no value to awards associated with performance periods ending after 2020 because there is no guarantee that we will meet the threshold performance criteria required for these awards to vest and be paid.

•

“Other Benefits”:  The amount includes reimbursement of COBRA premiums for continuation coverage and the value of outplacement services. We have assumed (1) that the NEO will not become entitled to obtain insurance from a subsequent employer, and (2) that the NEO will receive the maximum value of outplacement services.

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		Termination Event
Name	Type of Payment or Benefit	Termination by the Company Without Cause or by the Executive for Good Reason ($)	Termination by the Company Without Cause or by the Executive for Good Reason in Connection with a Change in Control ($)	Termination Due to Disability ($)	Termination Due to Death ($)	Voluntary Termination by the Executive(1) ($)
Robert W. Beck	Payment in Lieu of 30 Days’ Notice	49,180	49,180	—	—	—
	Severance Payment	3,168,410	3,168,410	3,168,410	—	—
	Annual Incentive Compensation	984,205	984,205	984,205	984,205	—
	Long-Term Incentive Award Vesting(2)	430,979	2,322,287	430,979	430,979	—
	Other Benefits	50,000	50,000	50,000	—	—
	Total	4,682,774	6,574,082	4,633,594	1,415,184	—
Peter R. Knitzer(3)	Payment in Lieu of 30 Days’ Notice	49,180	—	—	—	—
	Severance Payment	2,398,154	—	—	—	—
	Annual Incentive Compensation	211,475	—	—	—	—
	Long-Term Incentive Award Vesting(2)	966,496	—	—	—	—
	Other Benefits	50,000	—	—	—	—
	Total	3,675,306	—	—	—	—
Harpreet Rana	Payment in Lieu of 30 Days’ Notice	32,787	32,787	—	—	—
	Severance Payment	442,623	885,246	442,623	—	—
	Annual Incentive Compensation	53,279	53,279	53,279	53,279	—
	Long-Term Incentive Award Vesting(2)	12,333	204,626	12,333	12,333	—
	Other Benefits	25,000	25,000	25,000	—	—
	Total	566,022	1,200,938	533,235	65,612	—
Michael S. Dymski(4)	Payment in Lieu of 30 Days’ Notice	—	—	—	—	—
	Severance Payment	—	—	—	—	—
	Annual Incentive Compensation	—	—	—	—	—
	Long-Term Incentive Award Vesting(2)	188,924	188,924	188,924	188,924	—
	Other Benefits	—	—	—	—	—
	Total	188,924	188,924	188,924	188,924	—
John D. Schachtel	Payment in Lieu of 30 Days’ Notice	34,016	34,016	—	—	—
	Severance Payment	815,157	1,630,314	815,157	—	—
	Annual Incentive Compensation	518,750	518,750	518,750	518,750	—
	Long-Term Incentive Award Vesting(2)	822,176	1,785,177	822,176	822,176	—
	Other Benefits	41,246	41,246	41,246	—	—
	Total	2,231,345	4,009,503	2,197,329	1,340,926	—
Brian J. Fisher	Payment in Lieu of 30 Days’ Notice	32,787	32,787	—	—	—
	Severance Payment	744,050	1,488,100	744,050	—	—
	Annual Incentive Compensation	462,705	462,705	462,705	462,705	—
	Long-Term Incentive Award Vesting(2)	387,942	1,169,000	387,942	387,942	—
	Other Benefits	33,914	33,914	33,914	—	—
	Total	1,661,397	3,186,506	1,628,610	850,647	—
Manish Parmar	Payment in Lieu of 30 Days’ Notice	27,459	27,459	—	—	—
	Severance Payment	665,423	1,330,846	665,423	—	—
	Annual Incentive Compensation	413,029	413,029	413,029	413,029	—
	Long-Term Incentive Award Vesting(2)	98,855	728,694	98,855	98,855	—
	Other Benefits	25,000	25,000	25,000	—	—
	Total	1,229,766	2,525,028	1,202,307	511,884	—

(1)

A voluntary termination that is treated as a “retirement” may result in pro-rata or continued vesting of certain long-term incentive awards. None of our NEOs were eligible for “retirement” as of December 31, 2020.

(2)

See “Executive Compensation Tables – Outstanding Equity Awards at Fiscal Year-End” for a summary of equity-based long-term incentive awards outstanding as of December 31, 2020. As of December 31, 2020, in addition to equity-based long-term incentive awards, Messrs. Beck, Knitzer, Schachtel, Fisher, and Parmar held one or more cash-settled performance unit awards having an aggregate target value of $400,000; $1,258,333; $580,625; $318,750; and $125,625, respectively.

(3)

Mr. Knitzer’s employment was terminated without cause, effective March 26, 2020. He received severance benefits pursuant to the terms of his employment agreement, calculated as of the effective date of his termination.

(4)

Because Mr. Dymski’s employment is not subject to an employment agreement, the Company’s obligations to provide payments to him in the event of his termination are present only in his long-term incentive award agreements.

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The amounts shown in the table do not include payments and benefits to the extent they are provided generally to all salaried employees upon termination of employment and do not discriminate in scope, terms, or operation in favor of our NEOs. Because the amounts in the table are calculated subject to the assumptions provided and on the basis of the occurrence of a termination as of a particular date and under a particular set of circumstances, the actual amount to be paid to each of our NEOs upon a termination or change in control may vary significantly from the amounts included in the table. Factors that could affect these amounts include the timing during the year of the termination event and the type of termination event that occurs.

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Summary of Company Incentive Plans

The discussion that follows describes certain material terms of our principal long-term incentive plans and our principal cash incentive plan.

Long-Term Incentive Plans

2015 Long-Term Incentive Plan

The 2015 Plan became effective April 22, 2015, and was amended and restated effective April 27, 2017. The purposes of the 2015 Plan are (i) to encourage and enable selected employees, directors, and consultants to acquire or increase their holdings of our common stock and other equity-based interests and/or to provide other incentive awards in order to promote a closer identification of their interests with our interests and those of our stockholders, and (ii) to provide us with flexibility to motivate, attract, and retain the services of participants upon whose judgment, interest, and special effort the successful conduct of our operation largely depends. Awards granted under the 2015 Plan may be in the form of incentive or non-qualified stock options, SARs (including related or freestanding SARs), RSAs, RSU awards, performance share awards, performance unit awards, phantom stock awards, other stock-based awards, and/or dividend equivalent awards. Awards may be granted under the 2015 Plan until April 21, 2025 or the plan’s earlier termination by the Board.

The 2015 Plan is administered by the Compensation Committee, subject to Board oversight. The maximum aggregate number of shares of common stock that we may issue pursuant to awards granted under the 2015 Plan may not exceed the sum of (i) 1,550,000 shares, plus (ii) any shares (A) remaining available for grant as of the effective date of the 2015 Plan under any prior plan and/or (B) subject to an award granted under a prior plan, which award is forfeited, canceled, terminated, expires, or lapses for any reason without the issuance of shares or pursuant to which such shares are forfeited. In addition, shares subject to certain awards will again be available for issuance (or otherwise not counted against the maximum number of available shares) under the 2015 Plan, including unissued or forfeited shares subject to awards that are canceled, terminate, expire, are forfeited, or lapse for any reason; awards settled in cash; dividends (including dividends paid in shares) or dividend equivalents paid in cash in connection with outstanding awards; and shares subject to an award other than an option or SAR that are not issued for any reason (including failure to achieve maximum performance criteria). Further, the following will not reduce the maximum number of shares available under the 2015 Plan: (i) shares issued under the 2015 Plan through the settlement, assumption, or substitution of outstanding awards granted by another entity or obligations to grant future awards in connection with a merger or similar transaction that involves our acquisition of another entity, and (ii) available shares under a shareholder approved plan of an acquired company (as adjusted to reflect the transaction) that are used for awards under the 2015 Plan, in each case, subject to NYSE listing requirements. The number of shares reserved for issuance under the 2015 Plan, the participant award limitations, and the terms of awards may also be adjusted in the event of an adjustment in our capital structure (due to a merger, recapitalization, stock split, stock dividend, or similar event).

We are proposing that our stockholders re-approve the 2015 Plan (as amended and restated effective May 20, 2021) to, among other things, increase the number of shares of stock that may be issued under the 2015 Plan. We believe that our long-term incentive compensation program, currently implemented under the 2015 Plan, allows us to compete with comparable companies in our industry in order to attract and retain talented individuals who contribute to our long-term success. We also believe that the 2015 Plan effectively provides substantial incentive to achieve our business objectives and build stockholder value, thereby aligning the interests of plan participants with the interests of our stockholders. Approval of the amended and restated 2015 Plan should provide us with the continued flexibility needed to use equity compensation and other incentive awards to attract, retain, and motivate talented employees, directors, and consultants who are important to our long-term growth and success.

Additional information regarding our 2015 Plan, including proposed amendments to the 2015 Plan, can be found below under the caption “Proposal Three: Re-Approval of the Regional Management Corp. 2015 Long-Term Incentive Plan (as amended and restated effective May 20, 2021).”

2011 Stock Incentive Plan

The 2011 Plan provides for the issuance of a maximum of 950,000 shares of common stock pursuant to awards granted under the plan. Awards may include incentive or non-qualified stock options, SARs (including related or freestanding SARs), other stock-based awards (including shares of common stock, restricted shares, RSUs, and awards that are valued in whole or in part by reference to, or are otherwise based on, the fair market value of our common stock), and/or performance-based awards to our and our subsidiaries’ key employees, directors, or other service providers. The number of shares reserved for issuance under the plan and the terms of awards may be adjusted upon certain events affecting our capitalization. The 2011 Plan is administered by the Compensation Committee and was replaced by the 2015 Plan. Awards may no longer be granted under the 2011 Plan, and any

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shares that remained available for grant have been rolled over to the 2015 Plan. However, awards that remain outstanding under the 2011 Plan will continue in accordance with their respective terms.

Annual Incentive Plan

The Annual Incentive Plan is administered by the Compensation Committee and provides for the payment of incentive bonuses based on the attainment of performance objectives in the form of cash or, at the discretion of the Compensation Committee, in awards of shares under the 2015 Plan. The purpose of the Annual Incentive Plan is to enable us to attract, retain, motivate, and reward selected officers and other employees by providing them with the opportunity to earn annual incentive compensation awards based on the attainment of certain performance objectives. The Compensation Committee will establish the performance periods over which performance objectives will be measured. A performance period may be for a fiscal year or a shorter period, as determined by the Compensation Committee, and performance periods may overlap. For a given performance period, the Compensation Committee will establish (i) the performance objective or objectives that must be achieved for a participant to be eligible to receive a bonus for such performance period, and (ii) the target incentive bonus for each participant. The Compensation Committee may adjust awards as appropriate for partial achievement of goals or other factors, and may interpret and make necessary and appropriate adjustments to performance goals and the manner in which goals are evaluated. The Compensation Committee has absolute discretion to reduce or eliminate the amount of an award granted to a participant, including an award otherwise earned and payable under the Annual Incentive Plan, and to establish rules or procedures that have the effect of limiting the amount payable to each participant to an amount that is less than the maximum amount otherwise authorized as that participant’s target incentive bonus. No participant may receive a bonus under the Annual Incentive Plan, with respect to any fiscal year, in excess of $2,500,000.

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Stockholder Proposals

We are seeking stockholder action on the following four proposals, which are described in greater detail below:

1.	The election of the eight nominees named in this Proxy Statement to serve as members of the Board until the next annual meeting of stockholders or until their successors are elected and qualified;
2.	The ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021;
3.	The re-approval of the Regional Management Corp. 2015 Long-Term Incentive Plan (as amended and restated effective May 20, 2021); and
4.	The approval, on an advisory basis, of our executive compensation.

Proposal No. 1:  Election of Directors

Our Bylaws currently provide that the number of directors of the Company shall be fixed from time to time by resolution adopted by the Board. There are presently nine directors. Alvaro G. de Molina, who currently serves as a director on our Board, will not be standing for re-election at the Annual Meeting. Mr. de Molina’s decision not to stand for re-election was not the result of any disagreement relating to our operations, policies, or practices, including financial reporting. In March 2021, the Board, acting on the recommendation of the Nominating Committee, decided to reduce its overall size from nine directors to eight directors, effective from the date of the Annual Meeting.

The Nominating Committee evaluates the size and composition of the Board on at least an annual basis. In connection therewith, the Nominating Committee has nominated and recommends for election as directors the following eight nominees: Robert W. Beck, Jonathan D. Brown, Roel C. Campos, Maria Contreras-Sweet, Michael R. Dunn, Steven J. Freiberg, Sandra K. Johnson, and Carlos Palomares. Each nominee presently serves as a director. Directors shall be elected to serve until the next annual meeting of stockholders or until their successors are elected and qualified or until their earlier resignation, removal, or death.

A candidate for election as a director is nominated to stand for election based on his or her professional experience, recognized achievements in his or her respective fields, an ability to contribute to some aspect of our business, and the willingness to make the commitment of time and effort required of a director. A description of the background, business experience, skills, qualifications, attributes, and certain other information with respect to each of the nominees for election to the Board can be found above in the “Board of Directors and Corporate Governance Matters” section of this Proxy Statement. Each of the above-listed nominees has been identified as possessing an appropriate diversity of background and experience, good judgment, deep knowledge of our industry, strength of character, and an independent mind, as well as a reputation for integrity and high personal and professional ethics. Each nominee also brings a strong and unique background and set of skills to the Board, giving the Board, as a whole, competence and experience in a wide variety of areas.

In selecting this slate of nominees for 2021, the Nominating Committee specifically considered the background and business experience of each of the nominees, along with the familiarity of the nominees with our business and prospects, which has been developed as a result of their service on our Board. The Nominating Committee believes that such familiarity will be helpful in addressing the opportunities and challenges that we face in the current business environment.

Each of the eight nominees has consented to being named in this Proxy Statement and to serve as a director, if elected. In the event that any nominee withdraws, or for any reason is unable to serve as a director, the proxies will be voted for such other person as may be designated by the Nominating Committee as a substitute nominee, but in no event will proxies be voted for more than eight nominees. The Nominating Committee has no reason to believe that any nominee will not continue to be a candidate or will not serve if elected.

The Board unanimously recommends a vote “FOR” the election of each of the nominees listed above.

Proposal No. 2:  Ratification of Appointment of Independent Registered Public Accounting Firm

RSM US LLP has served as our independent registered public accounting firm since 2007. The Audit Committee has selected RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021, and the Audit Committee and the Board recommend that the stockholders ratify the appointment of RSM US LLP as our independent registered public accounting firm for fiscal 2021.

A representative of RSM US LLP plans to attend the virtual Annual Meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions. Although ratification is not required, the Board is submitting the

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appointment of RSM US LLP to the stockholders for ratification as a matter of good corporate governance. In the event that the stockholders fail to ratify the appointment, the Audit Committee will consider whether to appoint another independent registered public accounting firm.

The following table sets forth the aggregate fees billed to us by our independent registered public accounting firm, RSM US LLP, during the fiscal years ended December 31, 2020 and 2019.

	Year Ended December 31, 2020	Year Ended December 31, 2019
Audit Fees	$894,826	$916,325
Audit-Related Fees	40,125	19,688
Tax Fees	—	—
All Other Fees	—	—
Total	$934,951	$936,013

In the above table, in accordance with applicable SEC rules:

•

“Audit Fees” are fees billed for professional services rendered by the independent registered public accounting firm for the audit of our annual consolidated financial statements, review of consolidated financial statements included in our Forms 10-Q, and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

•

“Audit-Related Fees” are fees billed for assurance and related services performed by the independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements that are not reported above under “Audit Fees.” In 2020 and 2019, these fees were for attest services performed by the independent registered public accounting firm related to financial reporting that are not required by statute or regulation.

•

“Tax Fees” are fees billed for professional services rendered by the independent registered public accounting firm for tax compliance, tax advice, and tax planning. There were no such fees incurred in 2020 or 2019.

•

“All Other Fees” represent fees billed for ancillary professional services that are not reported above under “Audit Fees,” “Audit-Related Fees,” or “Tax Fees.” There were no such fees incurred in 2020 or 2019.

It is the policy of the Audit Committee to pre-approve all audit and permitted non-audit services proposed to be performed by our independent registered public accounting firm. The Audit Committee reviewed and pre-approved all of the services performed by RSM US LLP. The process for such pre-approval is typically as follows: Audit Committee pre-approval is sought at one of the Audit Committee’s regularly scheduled meetings following the presentation of information at such meeting detailing the particular services proposed to be performed. The authority to pre-approve audit and non-audit services may be delegated by the Audit Committee to the Chair of the Audit Committee, who shall present any decision to pre-approve an activity to the full Audit Committee at the first regular meeting following such decision. None of the services described above were approved by the Audit Committee pursuant to the exception provided by Rule 2-01(c)(7)(i)(C) under Regulation S-X.

The Audit Committee has reviewed the non-audit services provided by RSM US LLP and has determined that the provision of such services is compatible with maintaining RSM US LLP’s independence.

The Board unanimously recommends a vote “FOR” the ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

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Proposal No. 3:  Re-approval of the Regional Management Corp. 2015 Long-Term Incentive Plan (As Amended and Restated Effective May 20, 2021)

General Information; Proposed Amendments

The Compensation Committee and the Board have approved the amendment and restatement of the Regional Management Corp. 2015 Long-Term Incentive Plan, subject to stockholder approval at the Annual Meeting. References in this proposal to the “2015 Plan” also refer to the 2015 Long-Term Incentive Plan, as proposed to be amended and restated effective May 20, 2021, unless the context indicates otherwise.

Stockholder approval of the amended and restated 2015 Plan is required, among other things, in order to comply with NYSE rules requiring stockholder approval of certain material amendments to equity compensation plans and certain tax regulations related to incentive stock options.

The material changes to the 2015 Plan, as proposed to be amended and restated, include:

•

an increase in the number of shares of common stock that may be issued under the 2015 Plan from 1,550,000 shares to 2,600,000 shares (i.e. a proposal for the authorization of 1,050,000 additional or “new” shares), which will be in addition to those shares that were available for the grant of awards as of the 2015 Plan effective date (April 22, 2015) under any prior plan plus any shares subject to an award granted under the 2015 Plan or a prior plan, which award is forfeited, cash-settled, cancelled, terminated, expires, or lapses without the issuance of shares or pursuant to which such shares are forfeited, and further subject to adjustment as described in the 2015 Plan;

•

an increase in the maximum number of shares of common stock that may be issued under the 2015 Plan pursuant to the grant of incentive stock options from 1,550,000 to 2,600,000, subject to adjustment as described in the 2015 Plan;

•

a revision to the authority of the Administrator (as defined in this proposal below under “Description of 2015 Plan – Administration; Amendment and Termination”) clarifying that the Administrator’s existing authority to accelerate the exercisability, vesting, or earning of an award may be exercised without regard to the 2015 Plan’s minimum vesting provisions otherwise applicable to awards under the 2015 Plan, which is a customary provision that enables flexibility;

•

a revision to the share counting provisions where shares withheld from or delivered by a participant to satisfy tax withholding requirements for full value awards (i.e., awards other than options or stock appreciation rights) may now be made available again for issuance as awards under the 2015 Plan; and

•

a new requirement that the minimum vesting requirement for equity awards granted to non-employee directors will occur as of our annual meeting of stockholders following the year of grant (to the extent such date occurs prior to the first anniversary of grant) only for so long as the period between the date of the annual meeting of the Company’s stockholders related to the grant date and the date of the next annual meeting of the Company’s stockholders is not less than 50 weeks (for vesting dates occurring on or after the 2022 Annual Meeting of Stockholders).

If the amended and restated 2015 Plan is not approved by our stockholders, the 2015 Plan in its current form will remain in effect, subject to Board authority to approve plan amendments in the future that do not require stockholder approval.

The discussion that follows is qualified in all respects by reference to the terms of the 2015 Plan, which is attached as Appendix A to this Proxy Statement.  We will promptly provide, upon request and without charge, a copy of the full text of the 2015 Plan to each person to whom a copy of this Proxy Statement is delivered. Requests should be directed to our Corporate Secretary at 979 Batesville Road, Suite B, Greer, South Carolina 29651. An electronic copy of the 2015 Plan is also available free of charge as Appendix A to the electronic version of this Proxy Statement on the SEC’s website at www.sec.gov, and a copy of the 2015 Plan, prior to its current amendment and restatement, is accessible via the SEC’s website at www.sec.gov as an exhibit to our Current Report on Form 8-K filed with the SEC on May 2, 2017. Stockholders should refer to the 2015 Plan for more complete and detailed information about the 2015 Plan.

The Board believes that our long-term incentive compensation program, currently implemented under the 2015 Plan, allows us to compete with comparable companies in our industry in order to attract and retain talented individuals who contribute to our long-term success. The Board also believes that the 2015 Plan effectively provides substantial incentive to achieve our business objectives and build stockholder value, thereby aligning the interests of plan participants with the interests of our stockholders. Approval of the amended and restated 2015 Plan should provide us with the continued flexibility we need to use equity compensation and other incentive awards to attract, retain, and motivate talented employees, directors, and consultants who are important to our long-term growth and success.

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“Best Practices” Integrated Into Regional’s Equity Compensation Program and the 2015 Plan

Our compensation practices include a number of features that the Board believes reflect responsible compensation and governance practices and promote the interests of stockholders, including the following:

✓

Limitation on Shares Issued. Assuming the approval of the 2015 Plan, as amended and restated, no more than 2,600,000 shares will be authorized for issuance under the 2015 Plan, plus any shares (i) remaining available for the grant of awards as of April 22, 2015 under the 2011 Stock Incentive Plan and the 2007 Management Incentive Plan (each a “Prior Plan”) and/or (ii) subject to an award granted under the 2015 Plan or a Prior Plan that is forfeited (and further subject to adjustment for anti-dilution purposes). The 2015 Plan also imposes limitations on the amount of participant awards, which limitations are not proposed to be increased. See “Description of 2015 Plan – Share Limitations” in this proposal below.

✓

No Discounted Stock Options or SARs and Limit on Option and SAR Terms. Under the 2015 Plan, stock options and stock appreciation rights, or SARs, must have an exercise price or base price, as applicable, equal to or greater than the fair market value of our common stock on the date of grant. In addition, the term of an option or SAR is limited to 10 years.

✓

No “Evergreen” Provision. The 2015 Plan requires stockholder approval of any additional authorization of shares (other than adjustments for anti-dilution purposes), rather than permitting an annual “replenishment” of shares under a plan “evergreen” provision.

✓

Conservative Share Counting Provisions for Options and SARs. The 2015 Plan imposes conservative counting and share recycling provisions discussed in more detail in this proposal under “Description of 2015 Plan – Share Limitations.” Specifically, shares subject to option and SAR awards tendered or withheld to satisfy tax withholding requirements, in payment of an award’s exercise price, or in connection with net settlement will not be added back for reuse under the 2015 Plan, nor will any shares repurchased on the open market with the proceeds of an option price.

✓

No Stock Option or SAR Re-Pricings. The 2015 Plan prohibits the re-pricing of stock options or SARs without the approval of stockholders. This 2015 Plan provision applies to (i) direct re-pricings (lowering the exercise price of an option or the base price of a SAR), (ii) indirect re-pricings (exchanging an outstanding option or SAR that is underwater in exchange for cash, for options or SARs with an option price or base price less than that applicable to the original option or SAR, or for another equity award), and (iii) any other action that would be treated as a re-pricing under applicable stock exchange rules (subject to anti-dilution adjustments).

✓

Robust Minimum Vesting and Award Practices. The 2015 Plan generally imposes minimum vesting periods of one year.  Regional has granted employees performance-contingent restricted stock units, cash-settled performance units, service-based restricted stock awards, and service-based stock options, each with vesting periods generally ranging from eighteen months to three years.

✓

Prudent Change of Control Provisions. The 2015 Plan includes prudent change of control triggers, such as requiring a change in beneficial ownership of more than 50% of our voting stock, consummation (rather than stockholder approval) of a significant merger or other transaction, or a change in a majority of our Board within a 12-month period in order for a change of control to be deemed to have occurred. In addition, the 2015 Plan generally provides that awards will vest upon a change of control only if (i) awards are not assumed, substituted, or continued, or (ii) even if such awards are assumed, substituted, or continued, a participant’s employment is terminated by Regional without cause or by the participant for good reason within specified time periods prior to or following the change of control.

✓

Forfeiture and Recoupment Policies. The 2015 Plan authorizes the Compensation Committee or the Board to require forfeiture and/or recoupment of plan benefits if a participant engages in certain types of detrimental conduct and to require that a participant be subject to any compensation recovery policy or similar policies that may apply to the participant or be imposed under applicable laws. Regional maintains a compensation recoupment policy administered by the Compensation Committee that generally applies to our executive officers, the corporate controller, and such other officers or employees as may be determined from time to time by the Compensation Committee. The recoupment policy provides for recovery of certain incentive compensation paid to a covered person in the event that he or she was awarded incentive compensation based on financial results that are subsequently re-stated due to the misconduct of such person, such person breaches certain restrictive covenants applicable to him or her, or such recovery is otherwise required by applicable laws, rules, or regulations.

✓

Stock Ownership Guidelines/Equity Retention Policy. Regional’s executive officers, other selected officers and employees, and members of the Board are subject to minimum stock ownership and stock retention requirements pursuant to Regional’s Stock Ownership and Retention Policy.

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✓

Administered by Independent Committee. The 2015 Plan is administered by the Compensation Committee. All members of the Compensation Committee qualify as “independent directors” under NYSE listing standards, “non-employee directors” under Rule 16b-3 adopted under the Exchange Act, and “outside directors” under Code Section 162(m).

✓

No Dividends or Dividend Equivalents on Unvested Awards.  Under the 2015 Plan, dividends and dividend equivalents, if any, on awards issued under the 2015 Plan may only be paid if and to the extent the award (or portion thereof) has vested or been earned.

✓	Efficient Use of Equity. We are committed to the efficient use of equity awards and are mindful of ensuring that our equity compensation program does not overly dilute our existing stockholders.
✓

Prohibition Against Hedging and Pledging. Our Code of Business Conduct and Ethics prohibits directors, officers, and employees from engaging in activities designed to (i) profit from trading (versus investing) activity or (ii) profit from or hedge against decreases in the value of Regional securities. As noted above, we also maintain a stock ownership and retention policy, which prohibits the pledging of any shares subject to the retention requirements thereunder.

✓

Reasonable Plan Duration. If stockholders approve the 2015 Plan, as amended and restated, we currently anticipate that the shares available under the 2015 Plan will meet our expected needs for the next three years. This assumption is based upon our historical grant practices. However, future circumstances and business needs may dictate a different result, and the Compensation Committee retains the discretion to change its grant practices subject to the limits set forth in the 2015 Plan. By its terms, no awards may be granted under the 2015 Plan after April 21, 2025.

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Key Data Regarding Share Usage Under Regional’s Long-Term Incentive Plans

Outstanding Awards and Share Reserve

The following table includes information regarding outstanding equity awards and shares available for future awards under Regional’s long-term incentive plans as of April 12, 2021 (determined based upon the maximum number of shares that may be delivered pursuant to outstanding performance-contingent equity awards). The Company granted long-term incentive awards to its executive officers and certain other key contributors in February and March 2021, and those awards are included in the data below. As of April 12, 2021, there were a total of 10,748,552 shares of our common stock outstanding. The closing price per share of our common stock on the New York Stock Exchange as of April 12, 2021, was $37.20.

	Total Shares Underlying Outstanding Stock Options	Weighted Average Exercise Price of Outstanding Stock Options	Weighted Average Remaining Contractual Life of Outstanding Stock Options	Total Shares Underlying Outstanding Unvested, Performance-Contingent Restricted Stock Units(3)	Total Shares Underlying Outstanding Unvested, Performance-Based Restricted Stock Awards(4)	Total Shares Underlying Outstanding Unvested, Time-Based Restricted Stock Awards(5)	Total Shares Currently Available for Grant
Name of Equity Plan	(#)	($)	(Years)	(#)	(#)	(#)	(#)
2007 Management Incentive Plan(1)	—	—	—	—	—	—	—
2011 Stock Incentive Plan(2)	115,916	20.19	3.00	—	—	—	62,991
2015 Long Term Incentive Plan	789,026	22.28	6.25	128,966	111,939	285,322	103,449
Totals:	904,942	22.01	5.84	128,966	111,939	285,322	166,440
(1)

Regional Management Corp. 2007 Management Incentive Plan, as amended. On April 22, 2015, the Company’s stockholders approved the 2015 Plan, at which time all shares then available for issuance under the 2007 Plan rolled over to the 2015 Plan. Awards may no longer be granted under the 2007 Plan. The last remaining options outstanding under the 2007 Plan were exercised in January 2017.

(2)

Regional Management Corp. 2011 Stock Incentive Plan, as amended. On April 22, 2015, the Company’s stockholders approved the 2015 Plan, at which time all shares then available for issuance under the 2011 Plan rolled over to the 2015 Plan. Awards may no longer be granted under the 2011 Plan. However, awards that are outstanding under the 2011 Plan will continue in accordance with their respective terms.

(3)	Share amounts are determined based upon the maximum number of shares that may be delivered pursuant to these performance-based awards.
(4)	These shares are included in the Company’s outstanding share count and were granted following the achievement of performance objectives set forth in an underlying performance-based award.
(5)	These shares are included in the Company’s outstanding share count.

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Historical Annual Share Usage

The following table provides, for each of the past three fiscal years, detail regarding (i) full-value, performance-based equity awards granted, vested, and forfeited; (ii) full-value, time-based equity awards granted, vested, and forfeited; and (iii) appreciation awards (non-qualified stock options) granted, vested, and forfeited. The table provides aggregate share totals for all such awards from all plans to all plan participants (including, but not limited to, our executive officers). For performance awards that include a time-vesting period following the performance period, the shares will be counted as vested at the end of the time-vesting period. Although this disclosure is not required under applicable disclosure rules, we are providing the disclosure to assist our stockholders and other interested parties in accurately calculating our equity compensation plan burn rate and overhang.

	Shares Underlying Full-Value, Performance-Based Equity Awards(1) (#)	Shares Underlying Full-Value, Time-Based Equity Awards(2) (#)	Shares Underlying Option Awards(3) (#)
Non-Vested as of December 31, 2017	407,494	33,446	186,205
Granted in 2018	166,377	44,259	111,787
Vested in 2018	46,493	35,451	188,762
Forfeited in 2018	147,179	-	-
Non-Vested as of December 31, 2018	380,199	42,254	109,230
Granted in 2019	163,331	112,699	124,782
Vested in 2019	104,640	51,951	100,398
Forfeited in 2019	78,880	2,926	22,367
Non-Vested as of December 31, 2019	360,010	100,076	111,247
Granted in 2020	208,828	244,126	145,392
Vested in 2020	127,037	93,567	98,245
Forfeited in 2020	117,639	19,989	38,328
Non-Vested as of December 31, 2020	324,162	230,646	120,066
(1)

The shares reflected in this column are subject to (i) performance-contingent restricted stock units, (ii) awards granted pursuant to our key team member incentive program (which may be settled in shares pursuant to the 2015 Plan), or (iii) performance-contingent restricted stock awards granted in September 2017. The number of shares represents the maximum number of shares that the participants may earn under the associated performance-based award agreements.

For information regarding the terms, conditions, and vesting requirements of the performance-contingent restricted stock units, see “Compensation Discussion and Analysis – Elements of Compensation – Long-Term Incentive Awards” above. Under our key team member incentive program, each participant is eligible to earn restricted stock, subject to the achievement of performance goals over a one-year period. If earned, the restricted stock is issued following the one-year performance period and vests ratably over a subsequent two-year period (subject to continued employment or as otherwise provided in the underlying award agreement). Restricted shares earned under the key team member incentive program will be reflected as vested in the table above following the end of the time-vesting period. No executive officer currently participates in the key team member incentive program.

(2)

The shares reflected in this column were made in the form of restricted stock. At the time of the restricted stock award, the associated shares were added to and included in the Company’s total number of outstanding shares. Time-based restricted stock awards granted following the achievement of performance objectives under our key team member incentive program will be included in the “Shares Underlying Full-Value, Performance-Based Equity Awards” column.

(3)	The shares reflected in this column were made in the form of non-qualified stock options.

Burn Rate. Burn rate provides a measure of the potential dilutive impact of our annual equity award program. Our burn rate for fiscal 2020 was 6.42%. Following the ISS methodology, our three-year average burn rate is 4.18%, which is well below our applicable ISS burn rate benchmark of 7.05%.

Overhang. Our overhang (a measure of shares subject to stock-based awards outstanding or reserved for future grants as a percentage of shares outstanding) as of April 12, 2021, was 12.68%. This percentage is in the 59th percentile of our 2020 peer group. If the additional 1,050,000 shares proposed to be authorized for grant under the 2015 Plan are included in the calculation, our overhang would be 19.47%, which is in the 81st percentile of our 2020 peer group.

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Description of 2015 Plan

Share Limitations

As proposed to be amended, the maximum aggregate number of shares of common stock that we may issue pursuant to awards granted under the 2015 Plan may not exceed the sum of (i) 2,600,000 shares (currently 1,550,000 shares), plus (ii) any shares (A) remaining available for grant as of the effective date of the 2015 Plan under any Prior Plan and/or (B) subject to an award granted under the 2015 Plan or a Prior Plan, which award is forfeited, cash-settled, canceled, terminated, expires, or lapses for any reason without the issuance of shares or pursuant to which such shares are forfeited. The maximum aggregate number of shares of common stock that may be issued under the 2015 Plan pursuant to the grant of incentive options is proposed to be increased by the proposed plan amendments from 1,550,000 shares to 2,600,000 shares.

As of the 2015 Plan effective date (April 22, 2015), the maximum aggregate number of shares available under the Prior Plans was 572,061 shares (124,271 shares under the 2011 Plan and 447,790 shares under the 2007 Plan). For information regarding the aggregate number of shares subject to unvested outstanding full-value awards and options, the weighted average exercise price of options, and the weighted average remaining term of options, each as of April 12, 2021, see “Key Data Regarding Share Usage Under Regional’s Long-Term Incentive Plans – Outstanding Awards and Share Reserve,” above.

Under the 2015 Plan, in any 12-month period, (i) no participant may be granted options and SARs that are not related to an option for more than 450,000 shares of common stock (or the equivalent value thereof based on the fair market value per share of common stock on the grant date of an award); (ii) no participant may be granted awards other than options or SARs that are settled in shares of common stock for more than 450,000 shares of common stock; and (iii) the maximum amount of awards that are settled in cash that can be granted to any one participant will be $2,500,000. These limitations are not proposed to be increased. In addition, under the 2015 Plan, the maximum number of shares of common stock subject to awards granted during any 12-month period to a non-employee director, taken together with any cash fees paid during such 12-month period to such non-employee director in respect of Board service, may not exceed $600,000 in total value (calculating the value of any such awards based on the fair market value per share of common stock on the grant date of the award). These limitations are not proposed to be increased.

The following are not included in calculating the 2015 Plan share limitations described above: (i) shares subject to an award, or any portion thereof, that is canceled, terminates, expires, is forfeited, or lapses for any reason; (ii) awards settled in cash; (iii) dividends, including dividends paid in shares; and (iv) shares withheld from a full value award or delivered by a participant to satisfy tax withholding requirements with respect to a full value award, in each case, after the effective date of the amended and restated 2015 plan, as well as, any shares subject to an award other than an option or SAR that are not issued for any reason, including by reason of failure to achieve maximum performance factors or criteria. The following shares of common stock may not again be made available for issuance as awards under the amended and restated 2015 Plan if approved by our stockholders: (i) shares withheld from an award that is not a full value award (as opposed to any award) or delivered by a participant to satisfy tax withholding requirements for awards that are not full value awards (as opposed to any awards); (ii) shares not issued or delivered as a result of the net settlement of an outstanding award that is not a full value award (as opposed to any award); (iii) shares withheld or delivered to pay the exercise price related to an outstanding award; and (iv) shares repurchased on the open market with the proceeds of an option price. In addition, (i) shares issued under the 2015 Plan through the settlement, assumption, or substitution of outstanding awards granted by another entity or obligations to grant future awards as a condition of or in connection with a merger, acquisition, or similar transaction involving Regional acquiring another entity will not reduce the maximum number of shares available for delivery under the 2015 Plan, and (ii) available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for awards under the 2015 Plan and will not reduce the maximum number of shares available under the 2015 Plan, subject to applicable stock exchange listing requirements.

The number of shares reserved for issuance under the 2015 Plan, the incentive stock option limitation, the participant award limitations, and the terms of awards may be adjusted in the event of an adjustment in the capital structure of Regional (due to a merger, recapitalization, stock dividend, stock split, or similar event). On April 12, 2021, the closing sales price of the common stock as reported on NYSE was $37.20 per share.

Purpose and Eligibility; Term

The purposes of the 2015 Plan are to encourage and enable selected employees, directors, and consultants of Regional and its affiliates to acquire or increase their holdings of our common stock and other equity-based interests in Regional and to provide other incentive awards in order to promote a closer identification of their interests with those of Regional and our stockholders. The 2015 Plan provides flexibility to Regional in its ability to motivate, attract, and retain the services of participants upon whose judgment, interest, and special effort the successful conduct of its operation largely depends. If the amendment and restatement of the 2015 Plan is approved by the stockholders, such amendment and restatement will be effective May 20, 2021. Awards can be granted under the 2015 Plan until April 21, 2025 or the 2015 Plan’s earlier termination by the Board. Awards may be granted to selected employees, directors, and consultants of Regional or our affiliates in the discretion of the Administrator. As of April 12, 2021, approximately 1,600 employees, eight non-employee directors, and certain of the Company’s consultants (who have not yet

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been identified) were eligible to be selected to participate in the 2015 Plan. However, we expect that awards will be made to up to approximately 60 employees annually, including approximately six executive officers of the Company, and the non-employee directors of the Company.

The 2015 Plan’s purpose will be carried out by the granting of awards to selected participants. The types of awards authorized under the 2015 Plan include: options in the form of incentive options and/or non-qualified options; SARs in the form of freestanding SARs and/or related SARs; restricted awards in the form of restricted stock awards and/or restricted stock units; performance awards in the form of performance shares and/or performance units; phantom stock awards; other stock-based awards; and/or dividend equivalent awards. We discuss the material terms of each type of award below.

Administration; Amendment and Termination

The Compensation Committee administers the 2015 Plan pursuant to Board delegation and subject to Board oversight. Each member of the Compensation Committee is independent under applicable Code Section 162(m), SEC Rule 16b-3, and NYSE listing standards. The Board and the Compensation Committee are referred to in this discussion collectively as the “Administrator.”

Subject to the terms of the 2015 Plan, the Administrator’s authority includes but is not limited to the authority to: (i) determine all matters relating to awards, including selection of individuals to be granted awards, the types of awards, the number of shares of common stock, if any, subject to an award, and all terms, conditions, restrictions, and limitations of an award; (ii) prescribe the form or forms of agreements evidencing awards granted under the 2015 Plan; (iii) establish, amend, and rescind rules and regulations for the administration of the 2015 Plan; (iv) correct any defect, supply any omission, or reconcile any inconsistency in the 2015 Plan or in any award or award agreement; and (v) construe and interpret the 2015 Plan, awards, and award agreements made under the 2015 Plan, interpret rules and regulations for administering the 2015 Plan, and make all other determinations deemed necessary or advisable for administering the 2015 Plan. In certain circumstances, the Board may expressly delegate to one or more officers of Regional or a special committee consisting of one or more directors who are also officers of Regional the authority, within specified parameters, to grant awards, and to make other determinations under the 2015 Plan with respect to such awards, to persons who are not directors or officers subject to Section 16 under the Exchange Act or covered employees under Code Section 162(m).

Under the 2015 Plan, all awards granted to participants are subject to a minimum vesting (or earning) period of one year (which may include installment vesting within such one year period as determined by the Administrator). Notwithstanding the foregoing, the Administrator may provide for (i) acceleration of vesting of all or a portion of an award in the event of the participant’s death, disability, retirement, or qualifying termination or, in certain circumstances, upon a change of control of Regional; (ii) the grant of an award without a minimum vesting period, but only with respect to awards for no more than an aggregate of 5% of the total number of authorized shares under the 2015 Plan; and (iii) the grant of (A) awards to participants that have different vesting terms in the case of awards that are substituted for other equity awards in connection with mergers or similar transactions, (B) awards as an inducement to be employed by Regional or its affiliates or to replace forfeited awards from a former employer, or (C) awards in exchange for foregone cash compensation. In addition, under the amended and restated 2015 Plan, if approved by our stockholders, non-employee directors would also be subject to a minimum vesting period commencing with the date on which such non-employee director is elected or appointed to the Board and ending on the earlier of the one year anniversary of the grant date of the award or the date of the next annual meeting following such non-employee director’s election or appointment to the Board (so long as the period between the date of the annual meeting of the Company’s stockholders related to the grant date and the date of the next annual meeting of the Company’s stockholders is not less than 50 weeks for vesting dates occurring on and after the 2022 Annual Meeting of Stockholders).

The Administrator has discretion to reduce or eliminate the amount of an award granted to any participant, including an award otherwise earned and payable pursuant to the terms of the 2015 Plan. The 2015 Plan and awards may be amended or terminated at any time by the Board, subject to the following: (i) stockholder approval is required of any 2015 Plan amendment if stockholder approval is required by applicable laws, rules, or regulations and (ii) an amendment or termination of an award may not materially adversely affect the rights of a participant without the participant’s written consent. In addition, stockholder approval is required to (i) amend the terms of outstanding options or SARs to reduce the option price or base price of such outstanding options or SARs; (ii) exchange outstanding options or SARs for cash, for options or SARs with an option price or base price that is less than the option price or base price of the original option or SAR, or for other equity awards at a time when the original option or SAR has an option price or base price, as the case may be, above the fair market value of the common stock; or (iii) take other action with respect to options or SARs that would be treated as a re-pricing under the rules of the principal stock exchange on which shares of our common stock are listed. The Administrator has unilateral authority to amend the 2015 Plan and any award to the extent necessary to comply with applicable laws, rules, or regulations, or changes thereto. The Administrator may also adjust awards upon the occurrence of certain unusual or nonrecurring events, if the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2015 Plan or are necessary or appropriate to comply with applicable laws, rules, or regulations.

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Types of Awards

Other than minor technical amendments, including amendments related to the calculation of the one-year vesting period of non-employee director awards, no amendments are proposed to the types of awards under the 2015 Plan. A summary of the material terms of the types of awards authorized under the 2015 Plan is provided below.

Options. The 2015 Plan authorizes the grant of both incentive options and non-qualified options, both of which are exercisable for shares of our common stock, although incentive options may only be granted to our employees. The Administrator will determine the option price at which a participant may exercise an option. The option price must be no less than 100% of the fair market value per share of our common stock on the grant date, or 110% of the fair market value with respect to incentive options granted to an employee who owns stock representing more than 10% of the total combined voting power of all classes of our stock or stock of our parent or subsidiary corporation, if any (except for certain options assumed or substituted in a merger or other transaction where the option price is adjusted in accordance with applicable tax regulations). Unless an individual award agreement provides otherwise, the option price may be paid in the form of cash or cash equivalent. In addition, except where prohibited by the Administrator or applicable laws, rules, and regulations, payment may also be made by: (i) delivery of shares of common stock owned by the participant; (ii) shares of common stock withheld upon exercise; (iii) delivery of written notice of exercise to Regional and delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to Regional the amount of sale or loan proceeds to pay the option price; (iv) such other payment methods as may be approved by the Administrator and which are acceptable under applicable law; or (v) any combination of these methods. The Administrator will determine the term and conditions of an option and the period or periods during which, and conditions pursuant to which, a participant may exercise an option. The option term generally may not exceed 10 years, or five years with respect to incentive options granted to an employee who possesses more than 10% of the total combined voting power of all classes of our stock or stock of our parent or subsidiary corporation, if any. Options are generally subject to certain restrictions on exercise if the participant terminates employment or service unless an award agreement provides otherwise.

Stock Appreciation Rights. Under the terms of the 2015 Plan, SARs may be granted to the holder of an option (a “related option”) with respect to all or a portion of the shares of common stock subject to the related option (a “related SAR”) or may be granted separately (a “freestanding SAR”). The consideration to be received by the holder of a SAR may be paid in cash, shares of common stock (valued at fair market value on the date of the SAR exercise), or a combination of cash and shares of common stock, as determined by the Administrator. The holder of a SAR is entitled to receive from us, for each share of common stock with respect to which the SAR is being exercised, consideration equal in value to the excess, if any, of the fair market value of a share of common stock on the date of exercise over the base price per share of such SAR. The base price may be no less than 100% of the fair market value per share of our common stock on the date the SAR is granted (except for certain SARs assumed or substituted in a merger or other transaction where the base price is adjusted in accordance with applicable tax regulations).

SARs are exercisable according to the terms established by the Administrator and stated in the applicable award agreement. Upon the exercise of a related SAR, the related option is deemed to be canceled to the extent of the number of shares of common stock for which the related SAR is exercised. Likewise, a related SAR will be canceled to the extent of the number of shares as to which a related option is exercised or surrendered. A SAR may not be exercised more than 10 years after it was granted, or such shorter period as may apply to related options in the case of related SARs. The Administrator will determine the extent, if any, to which a participant may exercise a SAR following termination of employment or service, which rights, if any, will be stated in an award agreement.

Restricted Awards. Under the terms of the 2015 Plan, the Administrator may grant restricted awards to participants for such numbers, upon such terms, and at such times as the Administrator determines. Restricted awards may be in the form of restricted stock awards and/or restricted stock units that are subject to certain conditions, which conditions must be met in order for such award to vest and be earned, in whole or in part, and to no longer be subject to forfeiture. Restricted stock awards are payable in shares of common stock. Restricted stock units may be payable in cash or shares of common stock, or partly in cash and partly in shares of common stock, in accordance with the terms of the 2015 Plan and the discretion of the Administrator.

The Administrator will determine the restriction period for each restricted award and will determine the conditions that must be met in order for a restricted award to be granted or to vest or be earned (in whole or in part). These conditions may include (but are not limited to) payment of a stipulated purchase price, attainment of performance objectives, continued service or employment for a certain period of time (or a combination of attainment of performance objectives and continued service), retirement, disability, death, or any combination of conditions. In the case of restricted awards based upon performance factors or criteria, or a combination of performance factors or criteria and continued service, the Administrator will determine the performance factors or criteria to be used in valuing restricted awards, and these performance measures may vary from participant to participant and between groups of participants and will be based upon such corporate, business unit or division, and/or individual performance factors or criteria as the Administrator determines. The Administrator has authority to determine whether and to what degree restricted awards have vested and been earned and are payable, as well as to establish and interpret the terms and conditions of restricted awards. If a participant’s employment or service is terminated for any reason and all or any part of a restricted award has

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not vested or been earned pursuant to the terms of the 2015 Plan and the individual award agreement, the award will be forfeited, unless an award agreement or the Administrator provides otherwise.

Performance Awards. Under the terms of the 2015 Plan, the Administrator may grant performance awards to participants upon such terms and conditions and at such times as the Administrator determines. Performance awards may be in the form of performance shares and/or performance units. An award of a performance share is a grant of a right to receive shares of common stock or the cash value thereof (or a combination of both) that is contingent upon the achievement of performance or other objectives during a specified period and that has a value on the date of grant equal to the fair market value (as determined in accordance with the 2015 Plan) of a share of common stock. An award of a performance unit is a grant in an amount determined by the Administrator that gives the holder the opportunity to receive shares of common stock, a cash payment, or a combination of common stock and cash (as determined by the Administrator), which is contingent upon the achievement of performance or other objectives during a specified period and which has an initial value determined in a dollar amount established by the Administrator at the time of grant.

The Administrator will determine the performance period for each performance award and will determine the conditions that must be met in order for a performance award to be granted or to vest or be earned (in whole or in part). These conditions may include (but are not limited to) payment of a stipulated purchase price, attainment of performance objectives, continued service or employment for a certain period of time, or a combination of such conditions. In the case of performance awards based upon specified performance objectives, the Administrator will determine the performance factors or criteria to be used in valuing performance awards, and these performance factors or criteria may vary from participant to participant and between groups of participants and will be based upon such corporate, business unit or division, and/or individual performance factors or criteria as the Administrator determines. The Administrator has authority to determine whether and to what degree performance awards have been earned and are payable, as well as to interpret the terms and conditions of performance awards. If a participant’s employment or service is terminated for any reason and all or any part of a performance award has not been earned pursuant to the terms of the 2015 Plan and the individual award agreement, the award will be forfeited, unless an award agreement or the Administrator provides otherwise.

Phantom Stock Awards. Under the terms of the 2015 Plan, the Administrator may grant phantom stock awards to participants in such numbers, upon such terms and conditions, and at such times as the Administrator may determine. An award of phantom stock is an award of a number of hypothetical share units with respect to shares of our common stock, with a value based on the fair market value of a share of common stock.

Subject to the terms of the 2015 Plan, the Administrator has authority to determine whether and to what degree phantom stock awards have vested and are payable and to interpret the terms and conditions of phantom stock awards. Upon vesting of all or part of a phantom stock award and satisfaction of other terms and conditions that the Administrator establishes, the holder of a phantom stock award will be entitled to a payment of an amount equal to the fair market value of one share of our common stock with respect to each such phantom stock unit that has vested and is payable. We may make payment in cash, shares of common stock, or a combination of cash and stock, as determined by the Administrator. If a participant’s employment or service is terminated for any reason and all or any part of a phantom stock award has not vested and become payable pursuant to the terms of the 2015 Plan and the individual award agreement, the participant will forfeit the award unless an award agreement or the Administrator provides otherwise.

Other Stock-Based Awards. The Administrator may grant other stock-based awards, which may be valued in whole or in part by reference to, or otherwise based on or related to, shares of common stock or awards for shares of common stock. Such other stock-based awards include, but are not limited to, awards granted in lieu of bonus, salary, or other compensation, awards granted with vesting or performance conditions, and/or, subject to the terms of the 2015 Plan (as amended and restated), awards granted without being subject to vesting or performance conditions. Subject to the provisions of the 2015 Plan, the Administrator will determine the number of shares of common stock to be awarded to a participant under (or otherwise related to) such other stock-based awards, whether such awards may be settled in cash or shares of common stock (or a combination of both), and the other terms and conditions of such awards.

Dividends and Dividend Equivalents. The Administrator may provide that awards (other than options and SARs) earn dividends or dividend equivalent rights. Under the 2015 Plan, dividends and dividend equivalent rights (whether paid in cash or shares of common stock), if any, on unearned or unvested awards may not be paid (even if accrued) unless and until the underlying award (or portion thereof) has vested and/or been earned. Any dividends or dividend equivalent rights related to an award will be structured with the intent so as to avoid causing the award and related dividends or dividend equivalent rights to be subject to Code Section 409A or will otherwise be structured with the intent that the award and dividends and dividend equivalent rights are in compliance with Code Section 409A.

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Change of Control

Under the terms of the 2015 Plan, the following provisions will apply in the event of a change of control (except to the extent otherwise required under Code Section 409A):

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To the extent that the successor or surviving company in the change of control event does not assume or substitute for an award (or in which Regional is the ultimate parent corporation and does not continue the award) on substantially similar terms or with substantially equivalent economic benefits as awards outstanding under the 2015 Plan (as determined by the Administrator), (i) all outstanding options and SARs will become fully vested and exercisable, whether or not then otherwise vested and exercisable; and (ii) any restrictions, including but not limited to the restriction period, performance period, and/or performance factors or criteria, applicable to any award other than options or SARs will be deemed to have been met, and such awards will become fully vested, earned, and payable to the fullest extent of the original grant of the applicable award (or, in the case of performance-based awards, the earning of which is based on attaining a target level of performance, such awards will be deemed earned at target).

•

In addition, pursuant to the terms of the 2015 Plan, in the event that an award is substituted, assumed, or continued, the award will become vested (and, in the case of options and SARs, exercisable) in full and any restrictions, including but not limited to the restriction period, performance period, and/or performance factors or criteria, applicable to any outstanding award other than options or SARs will be deemed to have been met and such awards will become fully vested, earned, and payable to the fullest extent of the original award (or, in the case of performance-based awards, the earning of which is based on attaining a target level of performance, such awards will be deemed earned at target), if the employment or service of the participant is terminated within six months before (in which case vesting will not occur until the effective date of the change of control) or one year after the effective date of a change of control if such termination of employment or service (i) is by Regional not for cause or (ii) is by the participant for good reason.

Transferability

Incentive options are not transferable other than by will or the laws of intestate succession or, in the Administrator’s discretion, as may otherwise be permitted in accordance with Code Section 422 and related regulations. Non-qualified options and SARs generally are not transferable other than by will or the laws of intestate succession, except for transfers if and to the extent permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act. Restricted awards, performance awards, phantom stock awards, and other stock-based awards that have not vested and/or been earned generally are not transferable other than transfers by will or the laws of intestate succession, and participants may not sell, transfer, assign, pledge, or otherwise encumber shares subject to an award until the award has vested and/or been earned and all other conditions established by the Administrator have been met. In addition, the 2015 Plan is proposed to be amended to clarify that in no event may any award be transferred for monetary consideration.

Forfeiture, Recoupment, and Stock Retention

As noted above, the 2015 Plan authorizes the Administrator to require forfeiture and/or recoupment of plan benefits if a participant engages in certain types of detrimental conduct and to require that a participant comply with Regional’s Compensation Recoupment Policy and Stock Ownership and Retention Policy and/or other similar policies that may apply to the participant or be imposed under applicable laws.

Performance-Based Compensation – Code Section 162(m)

The 2015 Plan is intended to comply with the requirements imposed by Code Section 162(m) and related regulations in order to position us to preserve, to the extent available and practicable, Regional’s federal income tax deduction for awards made under the 2015 Plan to “covered employees.” For taxable years commencing after December 31, 2017, Code Section 162(m) generally disallows a tax deduction to public companies, including us, for compensation in excess of $1 million paid to any person whose compensation was required to be included in the company’s proxy statement for any fiscal year after 2016 because such person was either the company’s chief executive officer, chief financial officer, or one of the company’s three most other highly compensation executive officers for such fiscal year. However, prior to January 1, 2018, an exception to this deduction limit was available for “performance-based compensation” approved by stockholders and otherwise satisfying the requirements of Code Section 162(m), including awards being based on the attainment of certain target levels of, or a specified increase or decrease (as applicable) with respect to, target goals specified in the 2015 Plan. The Tax Cuts and Jobs Act of 2017 (the “TCJA”) repealed the performance-based compensation exception for taxable years beginning after December 31, 2017 unless such compensation qualifies for “grandfather” relief for binding written contracts that were in effect on November 2, 2017. The Act also expanded the group of executive officers covered under Code Section 162(m) as described above.

In approving the amount and form of compensation for our NEOs, the Compensation Committee will continue to consider all elements of our cost of providing such compensation, including the potential impact of Code Section 162(m). The Compensation

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Committee may approve compensation for our NEOs that is not fully deductible if it believes that such compensation is in the best interests of the Company and our stockholders.

Certain U.S. Federal Income Tax Consequences

The following summary generally describes the principal U.S. federal (and not foreign, state, or local) income tax consequences of awards granted under the 2015 Plan as of the date of this Proxy Statement. The summary is general in nature and is not intended to cover all tax consequences that may apply to a particular employee or to Regional. The provisions of the Code and related regulations concerning these matters are complicated and their impact in any one case may depend upon the particular circumstances.

Incentive Options. Incentive options granted under the 2015 Plan are intended to qualify as incentive stock options under Code Section 422. Pursuant to Code Section 422, the grant and exercise of an incentive option generally will not result in taxable income to the participant (with the possible exception of alternative minimum tax liability) if the participant does not dispose of shares received upon exercise of such option less than one year after the date of exercise and two years after the date of grant, and if the participant has continuously been our employee from the date of grant to three months before the date of exercise (or 12 months in the event of death or disability). However, the excess of the fair market value of the shares received upon exercise of the incentive option over the option price for such shares generally will constitute an item of adjustment in computing the participant’s alternative minimum taxable income for the year of exercise. Thus, certain participants may increase their federal income tax liability as a result of the exercise of an incentive option under the alternative minimum tax rules of the Code.

We generally will not be entitled to a deduction for income tax purposes in connection with the exercise of an incentive option. Upon the disposition of shares acquired upon exercise of an incentive option, the participant will be taxed on the amount by which the amount realized upon such disposition exceeds the option price, and such amount will be treated as capital gain or loss.

If the holding period requirements for incentive option treatment described above are not met, the participant will be taxed as if he or she received compensation in the year of the disposition. The participant must treat gain realized in the premature disposition as ordinary income to the extent of the lesser of: (i) the fair market value of the stock on the date of exercise minus the option price or (ii) the amount realized on disposition of the stock minus the option price. Any gain in excess of these amounts may be treated as capital gain. We generally will be entitled to a corresponding income tax deduction to the extent that the amount represents reasonable compensation and an ordinary and necessary business expense, subject to any required income tax reporting.

Pursuant to the Code and the terms of the 2015 Plan, in no event can there first become exercisable by a participant in any one calendar year incentive options granted by Regional with respect to shares having an aggregate fair market value (determined at the time an option is granted) greater than $100,000. To the extent an incentive option granted under the 2015 Plan exceeds this limitation, it will be treated as a non-qualified option. In addition, no incentive option may be granted to an individual who owns, immediately before the time that the option is granted, stock possessing more than 10% of the total combined voting power of all classes of stock of Regional, unless the option price is equal to or exceeds 110% of the fair market value of the stock and the option period does not exceed five years.

Non-Qualified Options. The grant of a non-qualified option should not result in taxable income to a participant or a tax deduction to Regional. The difference between the fair market value of the stock on the date of exercise and the option price will constitute taxable ordinary income to the participant on the date of exercise. We generally will be entitled to a corresponding income tax deduction to the extent that the amount represents reasonable compensation and an ordinary and necessary business expense, subject to any required income tax reporting. The participant’s basis in shares of common stock acquired upon exercise of an option will equal the option price plus the amount of income taxable at the time of exercise. Any subsequent disposition of the stock by the participant will be taxed as a capital gain or loss to the participant, and will be long-term capital gain or loss if the participant has held the stock for more than one year at the time of sale.

Stock Appreciation Rights. For federal income tax purposes, the grant of a SAR should not result in taxable income to a participant or a tax deduction to Regional. Upon exercise, the amount of cash and fair market value of shares received by the participant, less cash or other consideration paid (if any), is taxed to the participant as ordinary income, and Regional will generally be entitled to a corresponding income tax deduction to the extent the amount represents reasonable compensation and an ordinary and necessary business expense, subject to any required income tax reporting.

Restricted Stock Awards. The grant of a restricted stock award will not result in taxable income to the participant or a tax deduction to Regional for federal income tax purposes, unless the restrictions on the stock do not present a substantial risk of forfeiture or the award is transferable, as defined under Code Section 83. In the year that the restricted stock is no longer subject to a substantial risk of forfeiture, or the award is transferable, the fair market value of such shares at such date and any cash amount awarded, less cash or other consideration paid (if any), will be included in the participant’s ordinary income as compensation, except that, in the case of restricted stock issued at the beginning of the restriction period, the participant may elect to include in his or her ordinary income as compensation at the time the restricted stock is awarded, the fair market value of such shares at such time, less

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any amount paid for the shares. We generally will be entitled to a corresponding income tax deduction to the extent that the amount represents reasonable compensation and an ordinary and necessary business expense, subject to any required income tax reporting.

Restricted Stock Units, Performance Awards, Phantom Stock Awards, Other Stock-Based Awards, and Dividend Equivalents. The grant of a restricted stock unit, performance award, phantom stock award, other stock-based awards, or a dividend equivalent award generally should not result in taxable income to the participant or a tax deduction to Regional for federal income tax purposes. However, the participant will recognize income on account of the settlement of such award. The income recognized by the participant at that time will be equal to any cash that is received and the fair market value of any stock that is received in settlement of the award. We generally will be entitled to a corresponding income tax deduction upon the settlement of such an award equal to the ordinary income recognized by the participant to the extent that the amount represents reasonable compensation and an ordinary and necessary business expense, subject to any required income tax reporting.

Code Section 409A. Awards granted under the 2015 Plan may be subject to Code Section 409A and related regulations and other guidance. Code Section 409A imposes certain requirements on compensation that is deemed under Code Section 409A to involve deferred compensation. If Code Section 409A applies to the 2015 Plan or any award, and the 2015 Plan and award do not, when considered together, satisfy the requirements of Code Section 409A during a taxable year, the participant will have ordinary income in the year of non-compliance in the amount of all deferrals subject to Code Section 409A to the extent that the award is not subject to a substantial risk of forfeiture. The participant will be subject to an additional tax of 20% on all amounts includable in income and may also be subject to interest charges under Code Section 409A. We do not have any responsibility to take, or to refrain from taking, any actions in order to achieve a certain tax result for any participant.

Tax Withholding

Generally, a participant will be required to pay Regional in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by Regional to such authority for the account of the recipient. Alternatively, the Administrator may in its discretion establish procedures to permit a recipient to satisfy such obligation in whole or in part, and any local, state, federal, foreign, or other income tax obligations relating to an award, by electing to deliver to Regional shares of common stock held by the participant (which are fully vested and not subject to any pledge or other security interest) or to have Regional withhold shares of common stock from the shares to which the recipient is otherwise entitled. Under the 2015 Plan, the number of shares to be withheld or delivered will have a fair market value (as determined pursuant to the 2015 Plan) as of the date that the amount of tax to be withheld is determined as nearly as equal as possible to, but not exceeding (unless otherwise permitted by the Administrator in a manner in accordance with applicable laws, rules, and regulations and applicable accounting principles), the amount of such obligations being satisfied.

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New Plan Benefits

Awards made under the 2015 Plan are made at the Compensation Committee’s discretion. Accordingly, it is not possible to determine at this time the amount of awards that will be granted in the future under the 2015 Plan. The table below summarizes awards granted under the 2015 Plan during the fiscal year ended December 31, 2020, to our named executive officers, all current executive officers as a group, all current directors who are not executive officers as a group, and all employees of Regional other than executive officers, including all current officers who are not executive officers, as a group. The closing price per share of our common stock on April 12, 2021 was $37.20. Additional information regarding grants made under the 2015 Plan in fiscal year 2020 may be found above under the heading “Compensation Discussion and Analysis – Elements of Compensation – Long-Term Incentive Awards.”

Name and Position	Shares Underlying Options Granted ($)	Weighted Average Exercise Price ($)	Shares Underlying Restricted Stock Awards Granted (#)	Shares Underlying Restricted Stock Units Granted(1) (#)	Shares Underlying Other Equity-Based Awards Granted(2) (#)
Robert W. Beck,	55,788	16.66	24,009	27,081	—
President and Chief Executive Officer
(Former Executive Vice President
and Chief Financial Officer)
Peter R. Knitzer,	—	—	—	—	—
Former President and Chief
Executive Officer
Harpreet Rana,	17,371	28.21	5,893	—	—
Executive Vice President and
Chief Financial Officer
Michael Dymski,	—	—	14,210	—	6,976
Vice President of Financial Planning and Analysis
(Former Interim Chief Financial Officer and
Vice President and Chief Accounting Officer)
John D. Schachtel,	21,705	16.66	9,341	10,536	—
Executive Vice President
and Chief Operating Officer
Brian J. Fisher,	18,828	16.66	8,103	9,140	—
Executive Vice President and Chief
Strategy and Development Officer
Manish Parmar,	10,442	29.18	15,939	8,505	—
Executive Vice President and
Chief Credit Risk Officer
All current executive officers as a group (six persons)	124,134	19.33	75,127	55,262	5,784
All current directors who are not executive officers, as a group(3)	—	—	61,057	—	—
All current employees, including officers who are not executive officers, as a group	21,258	16.37	107,942	11,077	66,841
(1)	The number of shares set forth in the table above represents the maximum number of shares that the participants may earn under the associated performance-contingent RSU award agreements.
(2)

The number of shares set forth in the table above represents the maximum number of restricted shares that the participants may earn pursuant to the associated key team member incentive program award agreements. Under the key team member incentive program, each participant is eligible to earn restricted stock, subject to the achievement of performance goals over a one-year period. If earned, the restricted stock is issued following the one-year performance period and vests ratably over a subsequent two-year period (subject to continued employment or as otherwise provided in the underlying award agreement).

(3)	These numbers exclude awards made to Mr. Beck (our President and Chief Executive Officer).

From January 1, 2021 through April 12, 2021, we have granted 103,524 shares underlying non-qualified stock options at a weighted average exercise price of $30.22 to our current executive officers, as a group; 33,716 shares underlying non-qualified stock options at a weighted average exercise price of $31.12 to our other current employees, as a group; 41,195 shares underlying restricted stock units to our current executive officers, as a group; 4,156 shares underlying restricted stock units to our other current employees, as a group; 35,694 shares underlying restricted stock awards to our current executive officers; and 95,107 shares underlying restricted stock awards to our other current employees, as a group (of which 73,453 were shares underlying the “Other Equity-Based Awards” in the table above (the key team member incentive program, described above), with the balance of such shares forfeited).
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In addition, through April 12, 2021, the number of shares subject to stock-settled awards granted (without regard to vesting or exercise, and forfeiture or cancellation) under the 2015 Plan since its inception are as follows for the named executive officers and the following groups:  Mr. Beck (228,044); Mr. Knitzer (346,589); Ms. Rana (28,765); Mr. Dymski (67,290); Mr. Schachtel (134,927);  Mr. Fisher (145,537); Mr. Parmar (56,287); all current executive officers as a group (636,533); all current directors who are not executive officers as a group (including nominees for director) (477,270); and all employees (including all current officers who are not executive officers) as a group (1,380,976).

Required Vote and Recommendation

The affirmative vote of the holders of a majority of the votes cast on this proposal at the Annual Meeting in person or by proxy is required to re-approve the 2015 Plan, as amended and restated. Abstentions will have the same effect as a vote against the proposal, but broker non-votes will have no effect on the outcome of the proposal.

The Board believes that approval of the amended and restated 2015 Plan is in the best interests of Regional. The 2015 Plan allows us to further the purposes of our equity compensation program and serves as an important recruitment and retention tool. The Board believes that substantial equity-based ownership and other long-term incentives encourage management to take actions favorable to the long-term interests of Regional and its stockholders. Accordingly, equity-based and other long-term compensation makes up a significant portion of the overall compensation of our executive management team. The Board believes that the adoption of the amended and restated 2015 Plan will allow us to continue the use of equity compensation as a component of a competitive, but measured, overall compensation program.

The Board unanimously recommends a vote “FOR” the approval of the amended and restated 2015 Long-Term Incentive Plan.

Proposal No. 4:  Advisory Vote to Approve Executive Compensation

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, our stockholders have the opportunity to cast an advisory vote to approve the compensation of our named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules, including the Compensation Discussion and Analysis, the compensation tables, and the narrative disclosures that accompany the compensation tables in this Proxy Statement (a “Say-on-Pay Vote”). Taking into consideration the most recent voting results from our 2018 annual stockholders’ meeting concerning the frequency of the Say-on-Pay Vote, we determined that we will hold an annual advisory vote to approve the compensation of our named executive officers until the next required advisory vote on the frequency of such votes.

The Compensation Committee oversees the development of a compensation program designed to attract, retain, and motivate executives who enable us to achieve our strategic and financial goals. The Compensation Discussion and Analysis, the compensation tables, and the accompanying narrative disclosure illustrate the trends in compensation and the application of our compensation philosophies and practices for the years presented. We encourage stockholders to read the Compensation Discussion and Analysis, which describes the details of our executive compensation program and the decisions made by the Compensation Committee in 2020.

The Compensation Committee believes that our executive compensation program achieves an appropriate balance between fixed compensation and variable incentive compensation, pays for performance, and promotes an alignment between the interests of our named executive officers and our stockholders. Accordingly, we are asking our stockholders to vote “FOR” the non-binding advisory resolution approving the compensation of our named executive officers, including as described in the Compensation Discussion and Analysis, compensation tables, and the accompanying narrative discussion.

Because your vote is advisory, it will not be binding upon us, the Compensation Committee, or the Board. However, the Compensation Committee and the Board value the opinions of our stockholders and will take the outcome of the vote into account when considering future executive compensation arrangements.

The Board unanimously recommends a vote “FOR” the advisory approval of the compensation of our named executive officers.

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OTHER INFORMATION

Audit Committee Report

The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. The Audit Committee operates under a written charter, a copy of which is available on our Investor Relations website, www.regionalmanagement.com. This report reviews the actions taken by the Audit Committee with regard to our financial reporting process during the fiscal year ended December 31, 2020, and particularly with regard to the audited consolidated financial statements as of December 31, 2020 and 2019 and for the years ended December 31, 2020, 2019, and 2018.

The Audit Committee is composed solely of independent directors under existing NYSE listing standards and SEC requirements. None of the committee members is or has been an officer or employee of the Company or any of our subsidiaries or has engaged in any business transaction or has any business or family relationship with the Company or any of our subsidiaries or affiliates. In addition, the Board of Directors has determined that Messrs. Steven J. Freiberg, Alvaro G. de Molina, and Carlos Palomares are “audit committee financial experts,” as defined by SEC rules.

Our management has the primary responsibility for our financial statements and reporting process, including the systems of internal controls. The independent auditors are responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes and to select annually the accountants to serve as our independent auditors for the coming year. The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to fulfill its oversight responsibilities under the Audit Committee’s charter. To carry out its responsibilities, the Audit Committee met five times during the fiscal year ended December 31, 2020.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, including a discussion of the quality, rather than just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee also discussed our audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited consolidated financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, rather than just the acceptability, of our accounting principles, and has discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. In addition, the Audit Committee discussed with the auditors their independence from management and the Company, including the matters in the written disclosures and the letter required by the PCAOB regarding the independent auditors’ communications with the Audit Committee regarding independence. The Audit Committee also considered whether the provision of services during the fiscal year ended December 31, 2020, by the auditors that were unrelated to their audit of the consolidated financial statements referred to above and to their reviews of our interim consolidated financial statements during the fiscal year is compatible with maintaining their independence.

Additionally, the Audit Committee discussed with the independent auditors the overall scope and plan for their audit. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of our internal controls, and the overall quality of our financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, for filing with the SEC. This report of the Audit Committee has been prepared by members of the Audit Committee.

Members of the Audit Committee:

Alvaro G. de Molina (Chair)

Steven J. Freiberg

Carlos Palomares

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of our common stock as of the close of trading on April 5, 2021, of: (i) each person known by us to beneficially own more than five percent of our common stock; (ii) each of our directors; (iii) each of our named executive officers; and (iv) all of our directors and executive officers, as a group. For purposes of the following and the accompanying footnotes, references to “executive officers” include our named executive officers.

	Shares Beneficially Owned(1)
Name	Number	Percentage
Basswood Capital Management, L.L.C.(2)	1,422,674	13.0%
Wellington Management Group LLP and affiliates(3)	1,089,052	10.0%
BlackRock, Inc.(4)	946,039	8.6%
Dimensional Fund Advisors LP(5)	915,589	8.4%
Gregory L. Summe(6)	714,772	6.5%
Jonathan D. Brown(7)	13,149	*
Roel C. Campos(8)	103,077	*
Maria Contreras-Sweet	15,387	*
Michael R. Dunn(9)	189,744	1.7%
Steven J. Freiberg(10)	172,057	1.6%
Sandra K. Johnson	7,773	*
Alvaro G. de Molina(11)	37,594	*
Carlos Palomares(12)	70,246	*
Robert W. Beck(13)	105,822	1.0%
John D. Schachtel(14)	99,761	*
Harpreet Rana	5,893	*
Michael S. Dymski(15)	63,873	*
Brian J. Fisher(16)	116,683	1.1%
Manish Parmar(17)	22,712	*
Peter R. Knitzer(18)	82,801	*
All directors and executive officers, as a group (15 persons)	1,106,572	9.7%

*	Amount represents less than 1.0%
(1)

Applicable percentage of ownership is based upon 10,773,719 shares of our common stock outstanding on April 5, 2021. Beneficial ownership is determined in accordance with SEC rules and includes voting and investment power with respect to shares shown as beneficially owned. Shares of common stock subject to options currently exercisable or exercisable within 60 days are deemed outstanding for computing the shares and percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership of any other person or entity. Except as otherwise indicated, the persons or entities listed in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them. The address for all directors and officers listed in the table is c/o Regional Management Corp., 979 Batesville Road, Suite B, Greer, SC 29651.

(2)

The information reported is based on a Form 4 filed with the SEC on September 2, 2020, reporting (i) shared power of Basswood Capital Management, L.L.C. (“Basswood”) to vote or direct the vote and to dispose or direct the disposition of 1,422,674 shares; (ii) shared power of Basswood Opportunity Partners, LP (“BOP”) to vote or direct the vote and to dispose of or direct the disposition of 343,500 shares; (iii) shared power of Basswood Opportunity Fund, Inc. (“BOF”) to vote or direct the vote and to dispose of or direct the disposition of 39,013 shares; (iv) shared power of Basswood Financial Fund, LP (“BFF”) to vote or direct the vote and to dispose of or direct the disposition of 134,705 shares; (v) shared power of Basswood Financial Long Only Fund, LP (“BFLOF”) to vote or direct the vote and to dispose of or direct the disposition of 49,857 shares; (vi) shared power of Basswood, BOP, BOF, BFF, BFLOF, and Basswood Financial Fund, Inc. (“BFF, Inc.”) (collectively, the “Managed Accounts”) to vote or direct the vote and to dispose of or direct the disposition of 842,450 shares; (vii) shared power of BFF, Inc. to vote or direct the vote and to dispose of or direct the disposition of 1,422,674 shares; (viii) shared power of Matthew Lindenbaum to vote or direct the vote and to dispose of or direct the disposition of 1,422,674 shares; and (ix) shared power of Bennett Lindenbaum to vote or direct the vote and to dispose of or direct the disposition of 1,422,674 shares. Matthew Lindenbaum and Bennett Lindenbaum are the Managing Members of Basswood and may be deemed to have a pecuniary interest in the shares held directly or indirectly by the Managed Accounts. The information also includes 13,149 shares held by Mr. Brown, a partner at Basswood, who serves on the Board pursuant to the Cooperation Agreement described in detail below in the section entitled “Other Information – Certain Relationships and Related Person Transactions.” As a result, Basswood is a

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“director-by-deputization” solely for the purposes of Section 16 of the Exchange Act. Pursuant to Rule 16a-1 of the Exchange Act, Basswood may be deemed to be a beneficial owner of the shares of common stock issued to Mr. Brown. The business address of Basswood is 645 Madison Avenue, 10th Floor, New York, NY 10022.

(3)

The information reported is based on a Schedules 13G/A, filed with the SEC on February 3, 2021 and a Schedule 13G/A filed with the SEC on February 4, 2021, respectively, reporting: (i) shared power of Wellington Management Group LLP (“WMG”) to vote or direct the vote and to dispose or direct the disposition of 1,089,052 shares; (ii) shared power of Wellington Group Holdings LLP (“WGH”) to vote or direct the vote and to dispose or direct the disposition of 1,089,052 shares; (iii) shared power of Wellington Investment Advisors Holdings LLP (“WIAH”) to vote or direct the vote and to dispose or direct the disposition of 1,089,052 shares; (iv) shared power of Wellington Management Company LLP (“WMC”) to vote or direct the vote and to dispose or direct the disposition of 1,066,198 shares; and (v) shared power of Wellington Trust Company, NA (“WTC”) to vote or direct the vote and to dispose or direct the disposition of 1,066,198 shares. The business address of WMG, WGH, WIAH, WMC, and WTC is 280 Congress Street, Boston, MA 02210.

(4)

The information reported is based on a Schedule 13G/A filed with the SEC on February 1, 2021, reporting the sole power of BlackRock, Inc. (“BlackRock”) to vote or direct the vote of 886,426 shares and the sole power of BlackRock to dispose or direct the disposition of 946,039 shares.  The business address of BlackRock is 55 East 52nd Street, New York, NY 10055.

(5)

The information reported is based on a Schedule 13G/A filed with the SEC on February 12, 2021, reporting the sole power of Dimensional Fund Advisors LP (“Dimensional”) to vote or direct the vote of 884,719 shares and the sole power of Dimensional to dispose or direct the disposition of 915,589 shares. The business address of Dimensional is 6300 Bee Cave Road, Building One, Austin, TX 78746.

(6)

The information reported is based on a Schedule 13G/A filed with the SEC on February 12, 2021, reporting the shared power of Gregory L. Summe to vote or direct the vote and to dispose or direct the disposition of 714,722 shares. This number includes shares held by members of Mr. Summe’s family where he shares voting and investment control. Mr. Summe is the sole member of Glen Capital Partners LLC and Glen Capital Partners GP LLC, which is the general partner of Glen Capital Partners Focus Fund, L.P. These entities each report shared power to vote or direct the vote or dispose or direct the disposition of 622,433 shares. The business address of Mr. Summe is 4851 Tamiami Trail N. Suite 200, Naples, FL 34103.

(7)

Mr. Brown is a partner at Basswood, serving on the Board pursuant to the Cooperation Agreement described in detail below in the section entitled “Other Information – Certain Relationships and Related Person Transactions.” As a result, Basswood is a “director-by-deputization” solely for the purposes of Section 16 of the Exchange Act. Pursuant to Rule 16a-1 of the Exchange Act, Basswood may be deemed to be a beneficial owner of the shares of common stock issued to Mr. Brown.

(8)

The amount stated includes 28,670 shares subject to options either currently exercisable or exercisable within 60 days of April 5, 2021, over which Mr. Campos will not have voting or investment power until the options are exercised. The option shares described in this footnote are considered outstanding for the purpose of computing the percentage of outstanding stock owned by Mr. Campos and by directors and executive officers as a group, but not for the purpose of computing the percentage ownership of any other person.

(9)

The amount stated includes 98,866 shares subject to options either currently exercisable or exercisable within 60 days of April 5, 2021, over which Mr. Dunn will not have voting or investment power until the options are exercised. The option shares described in this footnote are considered outstanding for the purpose of computing the percentage of outstanding stock owned by Mr. Dunn and by directors and executive officers as a group, but not for the purpose of computing the percentage ownership of any other person.

(10)

Mr. Freiberg holds 99,262 shares directly. Additional shares stated are owned by (i) Neena Freiberg (Mr. Freiberg’s wife) (30,000 shares), and (ii) the Neena Freiberg Irrevocable Trust, of which Mr. Freiberg is trustee (24,854 shares). The amount stated also includes 17,941 shares subject to options either currently exercisable or exercisable within 60 days of April 5, 2021, over which Mr. Freiberg will not have voting or investment power until the options are exercised. The option shares described in this footnote are considered outstanding for the purpose of computing the percentage of outstanding stock owned by Mr. Freiberg and by directors and executive officers as a group, but not for the purpose of computing the percentage ownership of any other person.

(11)

The amount stated includes 20,166 shares subject to options either currently exercisable or exercisable within 60 days of April 5, 2021, over which Mr. de Molina will not have voting or investment power until the options are exercised. The option shares described in this footnote are considered outstanding for the purpose of computing the percentage of outstanding stock owned by Mr. de Molina and by directors and executive officers as a group, but not for the purpose of computing the percentage ownership of any other person.

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(12)

The amount stated includes 18,670 shares subject to options either currently exercisable or exercisable within 60 days of April 5, 2021, over which Mr. Palomares will not have voting or investment power until the options are exercised. The option shares described in this footnote are considered outstanding for the purpose of computing the percentage of outstanding stock owned by Mr. Palomares and by directors and executive officers as a group, but not for the purpose of computing the percentage ownership of any other person.

(13)

The amount stated includes 31,488 shares subject to options either currently exercisable or exercisable within 60 days of April 5, 2021, over which Mr. Beck will not have voting or investment power until the options are exercised. The option shares described in this footnote are considered outstanding for the purpose of computing the percentage of outstanding stock owned by Mr. Beck and by directors and executive officers as a group, but not for the purpose of computing the percentage ownership of any other person.

(14)

The amount stated includes 49,922 shares subject to options either currently exercisable or exercisable within 60 days of April 5, 2021, over which Mr. Schachtel will not have voting or investment power until the options are exercised. The option shares described in this footnote are considered outstanding for the purpose of computing the percentage of outstanding stock owned by Mr. Schachtel and by directors and executive officers as a group, but not for the purpose of computing the percentage ownership of any other person.

(15)

The amount stated includes 12,693 shares subject to options either currently exercisable or exercisable within 60 days of April 5, 2021, over which Mr. Dymski will not have voting or investment power until the options are exercised. The option shares described in this footnote are considered outstanding for the purpose of computing the percentage of outstanding stock owned by Mr. Dymski and by directors and executive officers as a group, but not for the purpose of computing the percentage ownership of any other person.

(16)

The amount stated includes 77,318 shares subject to options either currently exercisable or exercisable within 60 days of April 5, 2021, over which Mr. Fisher will not have voting or investment power until the options are exercised. The option shares described in this footnote are considered outstanding for the purpose of computing the percentage of outstanding stock owned by Mr. Fisher and by directors and executive officers as a group, but not for the purpose of computing the percentage ownership of any other person.

(17)

The amount stated includes 3,480 shares subject to options either currently exercisable or exercisable within 60 days of April 5, 2021, over which Mr. Parmar will not have voting or investment power until the options are exercised. The option shares described in this footnote are considered outstanding for the purpose of computing the percentage of outstanding stock owned by Mr. Parmar and by directors and executive officers as a group, but not for the purpose of computing the percentage ownership of any other person.

(18)

The amount stated includes 82,801 shares subject to options either currently exercisable or exercisable within 60 days of April 5, 2021, over which Mr. Knitzer will not have voting or investment power until the options are exercised. The option shares described in this footnote are considered outstanding for the purpose of computing the percentage of outstanding stock owned by Mr. Knitzer and by directors and executive officers as a group, but not for the purpose of computing the percentage ownership of any other person.

Certain Relationships and Related Person Transactions

Cooperation Agreement

On January 26, 2018, we entered into a Cooperation Agreement (the “Cooperation Agreement”) with Basswood, pursuant to which we appointed Jonathan D. Brown to the Board, effective January 26, 2018.

Pursuant to the Cooperation Agreement, Mr. Brown is required to, at all times while serving as a member of the Board, comply with all policies, procedures, processes, codes, rules, standards, and guidelines applicable to non-employee Board members. In addition, the Cooperation Agreement provides that Mr. Brown must offer to resign from the Board if (i) Basswood and its affiliates, collectively, no longer beneficially own an aggregate “net long position” of at least 874,705 shares of our common stock (subject to adjustment for stock splits, reverse stock splits, stock dividends, and similar adjustments), or (ii) Basswood fails to comply with or breaches any of the terms of the Cooperation Agreement in any material respect and, if capable of being cured, such material breach or failure has not been cured within 15 days after receipt by Basswood of written notice from us specifying such material breach or failure, provided that we are not in material breach of the Cooperation Agreement at such time. The Cooperation Agreement also provides that, if requested by Basswood, we are obligated to appoint Mr. Brown to any existing or newly created committee of the Board that may be designated to oversee or review strategic alternatives (including an extraordinary transaction).

In the Cooperation Agreement, in addition to certain confidentiality and non-disparagement provisions, Basswood has agreed to various customary standstill provisions for the duration of the Standstill Period (as defined below), which provide, among other

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things, that Basswood and its affiliates will not (i) acquire beneficial ownership of 19.9% or more of the outstanding shares of our common stock; (ii) participate in a proxy solicitation with respect to the voting of any shares of our common stock; (iii) submit a proposal for or offer of any extraordinary transaction or propose a change in the structure, size, or composition of the Board or executive officers of the Company; or (iv) subject to certain exceptions for open market and underwritten transactions, sell shares of our common stock to a third party or group that to Basswood’s knowledge would result in such third party or group owning 5% or more of the outstanding shares of our common stock.

Basswood has also agreed that, during the Standstill Period, it shall cause the shares of our common stock beneficially owned by it and its affiliates to be voted (i) in favor of each director nominated by the Board for election, and (ii) in accordance with the Board’s recommendations on all other matters; provided that Basswood and its affiliates may vote their shares of our common stock in their sole discretion with respect to (a) a proposal to authorize or approve an extraordinary transaction, (b) matters related to the implementation of takeover defenses, (c) new or amended incentive compensation plans submitted for stockholder approval, or (d) any other proposal if either Institutional Shareholder Services Inc. or Glass Lewis & Co., LLC do not recommend voting in accordance with the Board’s recommendation with respect to such proposal (other than with respect to the election or removal of directors) at any annual or special meeting of stockholders.

Pursuant to the Cooperation Agreement, the “Standstill Period” was initially defined to mean the period commencing on January 26, 2018 and ending on the earliest of (i) 12:01 a.m. (New York time) on the date that is 20 days prior to the nomination deadline for the 2019 annual meeting of stockholders (the “2019 Annual Meeting”), (ii) if we fail to comply with or breach any of the terms of the Cooperation Agreement in any material respect and, if capable of being cured, such material breach or failure has not been cured within 15 days after receipt by us of written notice from Basswood specifying such material breach or failure, provided that Basswood is not in material breach of the Cooperation Agreement at such time, (iii) the consummation of an extraordinary transaction following which consummation the director designated by Basswood no longer serves on the Board, and (iv) a reorganization of the Company under any federal or state law relating to bankruptcy or insolvency. However, the Cooperation Agreement provides that if we provide written notice to Basswood that we will nominate a director designated by Basswood for election to the Board at the 2019 Annual Meeting or for any annual meeting of stockholders of the Company subsequent thereto (each, an “Applicable Meeting”) at least 20 days prior to the nomination deadline for such Applicable Meeting and Basswood has agreed in advance to such nomination, then the Standstill Period will be automatically extended until the date that is 20 days prior to the nomination deadline for the annual stockholders meeting subsequent to such Applicable Meeting. Accordingly, we have provided timely written notice to Basswood that we would nominate a director designated by Basswood for election to the Board at each Applicable Meeting to date, which currently has extended the Standstill Period until the date that is 20 days prior to the nomination deadline for the 2022 Annual Meeting.

The Cooperation Agreement terminates upon the expiration of the Standstill Period (subject to any extensions as provided in the Cooperation Agreement), provided that the confidentiality provisions of the Cooperation Agreement will survive for a period of 18 months following the date upon which no director designated by Basswood serves as a director of the Company.

Consulting Agreement with Former Chief Credit Risk Officer

The Company and its former Chief Credit Risk Officer, Daniel J. Taggart, entered into a consulting agreement (the “Consulting Agreement”), dated April 13, 2020. Pursuant to the Consulting Agreement, Mr. Taggart provided consulting and advisory services, including but not limited to services related to credit risk matters, in each calendar month during the term of the Consulting Agreement that ended on June 30, 2020. During the term, Mr. Taggart was entitled to receive a consulting fee equal to $25,000 per calendar month, plus an additional amount of $300 per hour for each hour of services that Mr. Taggart performed in excess of 85 hours in any calendar month. In addition, he was entitled to receive reimbursement for reasonable business expenses incurred in connection with those services. Pursuant to Mr. Taggart’s former employment agreement with the Company, Mr. Taggart remains subject to customary restrictive covenants following his termination of employment.

Statement of Policy Regarding Transactions with Related Persons

Our Board has adopted a written statement of policy regarding transactions with related persons, which we refer to as our “related person policy.” Our related person policy requires that a “related person” (as defined in paragraph (a) of Item 404 of Regulation S-K) must promptly disclose to our general counsel, or other person designated by our Board, any “related person transaction” (defined as any transaction that is anticipated and would be reportable by us under Item 404(a) of Regulation S-K, which includes transactions in which we were or are to be a participant and the amount involved exceeds $120,000 and in which any related person had or will have a direct or indirect material interest) and all material facts with respect thereto. The general counsel, or such other person, will then promptly communicate that information to our Board. No related person transaction will be executed without the approval or ratification of our Board or a committee of the Board. It is our policy that directors interested in a related person transaction will recuse themselves from any vote of a related person transaction in which they have an interest and

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provide all material information he or she has concerning the related person transaction to the Board. Our policy does not specify the standards to be applied by directors in determining whether or not to approve or ratify a related person transaction, and we accordingly anticipate that these determinations will be made in accordance with principles of Delaware law generally applicable to directors of a Delaware corporation. In determining whether to approve or ratify a related person transaction, the Board may consider such facts and circumstances as it deems appropriate, including (1) the benefits to us; (2) the availability of other sources for comparable products or services; (3) the terms of the proposed related person transaction; and (4) the terms available to unrelated third parties or to employees generally in an arms-length negotiation.

Indemnification of Directors and Officers

Our Bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by the Delaware General Corporation Law (the “DGCL”). In addition, our Amended and Restated Certificate of Incorporation provides that our directors will not be liable for monetary damages for breach of fiduciary duty to the fullest extent permitted by the DGCL. There is no pending litigation or proceeding naming any of our directors or officers to which indemnification is being sought, and we are not aware of any pending or threatened litigation that may result in claims for indemnification by any director, officer, or other party.

Proposals by Stockholders

Under certain conditions, stockholders may request that we include a proposal at a forthcoming meeting of our stockholders in our proxy materials for such meeting. Under SEC Rule 14a-8, any stockholder desiring to present such a proposal to be acted upon at the 2022 Annual Meeting and included in the proxy materials for such meeting must ensure that we receive the proposal at our principal executive office in Greer, South Carolina by December 17, 2021, in order for the proposal to be eligible for inclusion in our proxy statement and proxy card relating to such meeting.

If a stockholder desires to propose any business at an annual meeting of stockholders, even if the proposal or proposed director candidate is not to be included in our proxy statement, our Bylaws provide that the stockholder must deliver or mail timely advance written notice of such business to our principal executive office. Under our Bylaws, to be timely, a stockholder’s notice generally must be delivered to our Corporate Secretary at our principal executive offices not later than the 90th day before the first anniversary of the date of the preceding year’s annual meeting and not earlier than the 120th day prior to such anniversary. However, in the event that the date of the annual meeting is advanced by more than 20 days or delayed by more than 70 days from such anniversary date, notice by the stockholder to be timely must be delivered not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Each item of business must be made in accordance with, and must include the information required by, our Bylaws, our Corporate Governance Guidelines, and any other applicable law, rule, or regulation. Assuming that the date of the 2022 Annual Meeting is not advanced or delayed in the manner described above, the required notice for the 2022 Annual Meeting would need to be provided to us not earlier than January 20, 2022 and not later than February 19, 2022.

Householding of Annual Meeting Materials

Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” annual reports and proxy statements. This means that only one copy of our Annual Report on Form 10-K and Proxy Statement, as applicable, may have been sent to multiple stockholders in the same household. We will promptly deliver a separate copy of our Annual Report on Form 10-K and Proxy Statement, as applicable, to any stockholder upon request submitted in writing to us at the following address: Regional Management Corp., 979 Batesville Road, Suite B, Greer, South Carolina, 29651, Attention: Corporate Secretary, or by calling (864) 448-7000. Any stockholder who wants to receive separate copies of our Annual Report on Form 10-K and Proxy Statement in the future, or who is currently receiving multiple copies and would like to receive only one copy for his or her household, should contact his or her bank, broker, or other nominee record holder, or contact us at the above address and telephone number.

Other Business

The Board is not aware of any matters, other than those specified above, to come before the Annual Meeting for action by the stockholders. However, if any matter requiring a vote of the stockholders should be duly presented for a vote at the Annual Meeting, then the persons named in the proxy card intend to vote such proxy in accordance with their best judgment.

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APPENDIX A

REGIONAL MANAGEMENT CORP.

2015 LONG-TERM INCENTIVE PLAN

(As Amended and Restated Effective May 20, 2021)

1.	Definitions

In addition to other terms defined herein or in an Award Agreement, the following terms shall have the meanings given below:

(a)Administrator means the Board and, upon its delegation of all or part of its authority to administer the Plan to the Committee, the Committee.

(b)Affiliate means any Parent or Subsidiary of the Company, and also includes any other business entity which is controlled by, under common control with or controls the Company; provided, however, that the term “Affiliate” shall be construed in a manner in accordance with the registration provisions of applicable federal securities laws if and to the extent required.

(c)Applicable Law means any applicable laws, rules, or regulations (or similar guidance), including but not limited to the General Corporation Law of the State of Delaware, the Securities Act, the Exchange Act, the Code, and the listing or other rules of any applicable stock exchange.

(d)Award means, individually or collectively, a grant under the Plan of an Option (including an Incentive Option or a Nonqualified Option); a SAR (including a Related SAR or a Freestanding SAR); a Restricted Award (including a Restricted Stock Award or a Restricted Stock Unit Award); a Performance Award (including a Performance Share Award or a Performance Unit Award); a Phantom Stock Award; an Other Stock-Based Award; a Dividend Equivalent Award; and/or any other award granted under the Plan.

(e)Award Agreement means an award agreement (which may be in written or electronic form, in the Administrator’s discretion, and which includes any amendment or supplement thereto) between the Company and a Participant specifying the terms, conditions, and restrictions of an Award granted to the Participant.  An Award Agreement may also state such other terms, conditions, and restrictions, including but not limited to terms, conditions, and restrictions applicable to shares of Common Stock or any other benefit underlying an Award, as may be established by the Administrator.

(f)Base Price means, with respect to a SAR, the initial price assigned to the SAR.

(g)Board or Board of Directors means the Board of Directors of the Company.

(h)Cause means, unless the Administrator determines otherwise, a Participant’s termination of employment or service resulting from the Participant’s (i) termination for “Cause” as defined under the Participant’s employment, change in control, consulting, or other similar agreement with the Company or an Affiliate, if any, or (ii) if the Participant has not entered into any such agreement (or, if any such agreement does not define “Cause”), then “Cause” shall mean:  (A) the Participant’s engagement in misconduct which is materially injurious to the Company or its Affiliates, (B) the Participant’s continued refusal to substantially perform his duties to the Company, (C) the Participant’s repeated dishonesty in the performance of his duties to the Company, (D) the Participant’s commission of an act or acts constituting any (x) fraud against, or misappropriation or embezzlement from, the Company or any of its Affiliates, (y) crime involving moral turpitude, or (z) offense that could result in a jail sentence of at least one year, or (E) the Participant’s material breach of any confidentiality, non-solicitation or non-competition covenant entered into between the Participant and the Company.  The determination of “Cause” shall be made by the Administrator and its determination shall be final and conclusive.  Without in any way limiting the effect of the foregoing, for purposes of the Plan and an Award, a Participant’s employment or service shall also be deemed to have terminated for Cause if, after the Participant’s employment or service has terminated, facts and circumstances are discovered that would have justified, in the opinion of the Administrator, a termination for Cause.

(i)A Change of Control shall (except as may be otherwise required, if at all, under Code Section 409A) be deemed to have occurred on the earliest of the following dates:

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(i)The date any entity or person shall have become the beneficial owner of, or shall have obtained voting control over, more than fifty percent (50%) of the total voting power of the Company’s then outstanding voting stock;

(ii)The date of the consummation of (A) a merger, consolidation, recapitalization, or reorganization of the Company (or similar transaction involving the Company), in which the holders of the Common Stock immediately prior to the transaction have voting control over less than fifty percent (50%) of the voting securities of the surviving corporation immediately after such transaction, or (B) the sale or disposition of all or substantially all the assets of the Company; or

(iii)The date there shall have been a change in a majority of the Board within a 12-month period unless the nomination for election by the Company’s stockholders or the appointment of each new Director was approved by the vote of two-thirds of the members of the Board (or a committee of the Board, if nominations are approved by a Board committee rather than the Board) then still in office who were in office at the beginning of the 12-month period.

(For the purposes herein, the term “person” shall mean any individual, corporation, partnership, group, association, or other person, as such term is defined in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, other than the Company, a Subsidiary of the Company, or any employee benefit plan(s) sponsored or maintained by the Company or any Subsidiary thereof, and the term “beneficial owner” shall have the meaning given the term in Rule 13d-3 under the Exchange Act.)

For the purposes of clarity, a transaction shall not constitute a Change of Control if its principal purpose is to change the state of the Company’s incorporation, create a holding company that would be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction, or is another transaction of other similar effect.

Notwithstanding the preceding provisions of this Section 1(i), in the event that any Awards granted under the Plan are deemed to be deferred compensation subject to (and not exempt from) the provisions of Code Section 409A, then distributions related to such Awards to be made upon a Change of Control may be permitted, in the Administrator’s discretion, upon the occurrence of one or more of the following events (as they are defined and interpreted under Code Section 409A):  (A) a change in the ownership of the Company; (B) a change in effective control of the Company; or (C) a change in the ownership of a substantial portion of the assets of the Company.

(j)Code means the Internal Revenue Code of 1986, as amended, or any successor thereto.  Any reference herein to a specific Code section shall be deemed to include all related regulations or other guidance with respect to such Code section.

(k)Committee means the Compensation Committee of the Board (or a subcommittee thereof), or such other committee of the Board (including, without limitation, the full Board) to which the Board has delegated power to act under or pursuant to the provisions of the Plan.  For clarity, the term “Committee” includes the Board (or subcommittee of the Committee or other committee of the Board) if exercising the authority of the Committee under the Plan.

(l)Common Stock means the common stock of Regional Management Corp., $0.10 par value, or any successor securities thereto.

(m)Company means Regional Management Corp., a Delaware corporation, together with any successor thereto.  In the Administrator’s discretion, the term “Company” may also refer to the Company and any or all of its Affiliates.

(n)Consultant means an independent contractor, consultant, or advisor providing services (other than capital-raising services) to the Company or an Affiliate.

(o)Covered Employee shall have the meaning given the term in Code Section 162(m).

(p)Director means a member of the Board or of the board of directors of an Affiliate.

(q)Disability shall, except as may be otherwise determined by the Administrator (taking into account any Code Section 409A considerations), as applied to any Participant, have the meaning given in any employment, change in control, consulting, or other similar agreement, if any, to which the Participant is a party, or, if there is no such agreement (or if such agreement does not define “Disability”), “Disability” shall mean the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death, or which has lasted or can be

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expected to last for a continuous period of not less than 12 months.  The Administrator shall have authority to determine if a Disability has occurred.

(r)Dividend Equivalent Award shall mean a right granted to a Participant pursuant to Section 13 to receive the equivalent value (in cash or shares of Common Stock) of dividends paid on Common Stock.

(s)Effective Date means the effective date of the Plan, as provided in Section 4.

(t)Employee means any person who is an employee of the Company or any Affiliate (including entities which become Affiliates after the Effective Date of the Plan).  For this purpose, an individual shall be considered to be an Employee only if there exists between the individual and the Company or an Affiliate the legal and bona fide relationship of employer and employee (taking into account Code Section 409A considerations if and to the extent applicable); provided, however, that with respect to Incentive Options, “Employee” means any person who is considered an employee of the Company or any Parent or Subsidiary for purposes of Treasury Regulation Section 1.421-1(h) (or any successor provision related thereto).

(u)Exchange Act means the Securities Exchange Act of 1934, as amended, or any successor thereto.

(v)Fair Market Value per share of the Common Stock shall be established in good faith by the Administrator and, unless otherwise determined by the Administrator, the Fair Market Value shall be determined in accordance with the following provisions:  (i) if the shares of Common Stock are listed for trading on the New York Stock Exchange, Inc. (the “NYSE”) or another national or regional stock exchange, the Fair Market Value shall be the closing sales price per share of the shares on the NYSE or other principal stock exchange on which such securities are listed on the date an Award is granted or other determination is made (such date of determination being referred to herein as a “valuation date”), or, if there is no transaction on such date, then on the trading date nearest preceding the valuation date for which closing price information is available, and, provided further, if the shares are not listed for trading on the NYSE or another stock exchange but are regularly quoted on an automated quotation system (including the OTC Bulletin Board and the quotations published by the OTC Markets Group) or by a recognized securities dealer, the Fair Market Value shall be the closing sales price for such shares as quoted on such system or by such securities dealer on the valuation date, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the valuation date (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or (ii) if the shares of Common Stock are not listed or reported in any of the foregoing, then the Fair Market Value shall be determined by the Administrator based on such valuation measures or other factors as it deems appropriate.  Notwithstanding the foregoing, (x) with respect to the grant of Incentive Options, the Fair Market Value shall be determined by the Administrator in accordance with the applicable provisions of Section 20.2031-2 of the Federal Estate Tax Regulations, or in any other manner consistent with the Code Section 422; and (y) Fair Market Value shall be determined in accordance with Code Section 409A if and to the extent required.

(w)Freestanding SAR means a SAR that is granted without relation to an Option, as provided in Section 8.

(x)Full Value Award means an Award, other than in the form of an Option or SAR, which is settled by the issuance of Common Stock.

(y)Good Reason means, unless the Administrator determines otherwise, (i) “Good Reason” as defined under the Participant’s employment, change in control, consulting or other similar agreement with the Company or an Affiliate, if any, or (ii) if the Participant has not entered into any agreement (or, if any such agreement does not define “Good Reason”), then, a “Good Reason” shall mean any of the following without the Participant’s consent:  (A) with respect to Employees or Consultants, a change caused by the Company in the Participant’s duties and responsibilities which is materially inconsistent with the Participant’s position at the Company, or a material reduction in the Participant’s annual base salary (excluding any reduction in the Participant’s salary that is part of a plan to reduce salaries of comparably situated employees of the Company generally); and (B) with respect to Directors, the Participant’s ceasing to serve as a Director, or, if the Company is not the surviving Company in a Change of Control event, a member of the board of directors of the surviving entity, in either case, due to the Participant’s failure to be nominated to serve as a director of such entity or the Participant’s failure to be elected to serve as a director of such entity, but not due to the Participant’s decision not to continue service on the Board of Directors of the Company or the board of directors of the surviving entity, as the case may be; provided that, in any case, notwithstanding anything to the contrary in the foregoing subparts (i) or (ii), the Participant shall only have “Good Reason” to terminate employment or service following the applicable entity’s failure to remedy the act which is alleged to constitute “Good Reason” within thirty (30) days following such entity’s receipt of written notice from the Participant specifying such act, so long as such notice is provided within sixty (60) days after such event has first occurred.  The determination of “Good Reason” shall be made by the Administrator and its determination shall be final and conclusive.

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(z)Incentive Option means an Option that is designated by the Administrator as an Incentive Option pursuant to Section 7 and intended to meet the requirements of incentive stock options under Code Section 422.

(aa)Nonqualified Option means an Option granted under Section 7 that is not intended to qualify (or does not qualify) as an incentive stock option under Code Section 422.

(bb)Option means a stock option granted under Section 7 that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the Option Price, and subject to such terms and conditions, as may be set forth in the Plan or an Award Agreement or established by the Administrator.

(cc)Option Period means the term of an Option, as provided in Section 7(d).

(dd)Option Price means the price at which an Option may be exercised, as provided in Section 7(b).

(ee)Other Stock-Based Award means a right, granted to a Participant under Section 12, that relates to or is valued by reference to shares of Common Stock or other Awards relating to shares of Common Stock.

(ff)Parent shall mean a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e).

(gg)Participant means an individual who is an Employee employed by, or a Director or Consultant providing services to, the Company or an Affiliate who satisfies the requirements of Section 6 and is selected by the Administrator to receive an Award under the Plan.

(hh)Performance Award means a Performance Share Award and/or a Performance Unit Award, as provided in Section 10.

(ii)Performance Measures mean one or more performance factors or criteria which may be established by the Administrator with respect to an Award.  Performance Measures may be based on such corporate, business unit or division, and/or individual performance factors or criteria as the Administrator in its discretion may deem appropriate; provided, however, that, if and to the extent required under Code Section 162(m) with respect to Awards granted to Covered Employees that are intended to qualify as “performance-based compensation” under Code Section 162(m), such Performance Measures shall be objective and shall be based upon one or more of the following criteria (as determined by the Administrator in its discretion):  (i) consolidated income before or after taxes (including income before interest, taxes, depreciation, and amortization); (ii) EBITDA; (iii) adjusted EBITDA; (iv) operating income; (v) net income; (vi) adjusted cash net income; (vii) adjusted cash net income per share; (viii) net income per share and/or earnings per share (in each case, on a basic and/or diluted basis); (ix) book value per share; (x) return on members’ or stockholders’ equity; (xi) expense management (including, without limitation, total general and administrative expense percentages); (xii) return on investment; (xiii) improvements in capital structure; (xiv) profitability of an identifiable business unit or product; (xv) maintenance or improvement of profit margins; (xvi) stock price; (xvii) market share; (xviii) revenue or sales (including, without limitation, net loans charged off, average finance receivables, net loans charged off as percent of average net finance receivables, and net finance receivables); (xix) costs (including, without limitation, total general and administrative expense percentage); (xx) cash flow; (xxi) working capital; (xxii) multiple of invested capital (xxiii) total debt (including, without limitation, total debt as a multiple of EBITDA), and (xxiv) total return.  The Administrator may apply other performance factors and criteria, which need not be objective, with respect to Awards that are not intended to comply with the Code Section 162(m) qualified performance-based compensation exception.  To the extent that Code Section 162(m) is applicable, the Administrator shall, within the time and in the manner prescribed by Code Section 162(m), select eligible Participants and define in an objective fashion the manner of calculating the Performance Measures it selects to use for Covered Employees during any specific performance period.  The foregoing criteria may relate to the Company, one or more of its Subsidiaries or other Affiliates or one or more of its divisions, departments, units, segments, partnerships, joint ventures or minority investments, facilities, product lines or products, or any combination of the foregoing.  The targeted level or levels of performance with respect to such business criteria may be established at such levels and on such terms as the Administrator may determine, in its discretion, including but not limited to on an absolute basis, in relation to performance in a prior performance period, relative to one or more peer group companies or indices, on a per share and/or share per capita basis, on a pre-tax or after-tax basis, and/or any combination thereof.

(jj)Performance Share means an Award granted under Section 10, in an amount determined by the Administrator and specified in an Award Agreement, stated with reference to a specified number of shares of Common Stock, that entitles the holder to receive shares of Common Stock, a cash payment, or a combination of Common Stock and cash (as determined by the Administrator), subject to the terms of the Plan and the terms and conditions established by the Administrator.

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(kk)Performance Unit means an Award granted under Section 10, in an amount determined by the Administrator and specified in an Award Agreement, that entitles the holder to receive shares of Common Stock, a cash payment, or a combination of Common Stock and cash (as determined by the Administrator), subject to the terms of the Plan and the terms and conditions established by the Administrator.

(ll)Phantom Stock Award means an Award granted under Section 11, entitling a Participant to a payment in cash, shares of Common Stock, or a combination of cash and Common Stock (as determined by the Administrator), following the completion of the applicable vesting period and compliance with the terms of the Plan and other terms and conditions established by the Administrator.  The unit value of a Phantom Stock Award shall be based on the Fair Market Value of a share of Common Stock.

(mm)Plan means the Regional Management Corp. 2015 Long-Term Incentive Plan, as amended and/or restated.

(nn)Prior Plan or Prior Plans means the Regional Management Corp. 2011 Stock Incentive Plan (the “2011 Plan”) and the Regional Management Corp. 2007 Management Incentive Plan (the “2007 Plan”), in each case, as amended and/or restated.

(oo)Qualifying Termination means, unless the Administrator determines otherwise, termination of employment or service of a Participant (i) as a result of the Participant’s death or Disability, (ii) by the Company and/or its Affiliates without Cause, or (iii) by the Participant for Good Reason.

(pp)Related SAR means a SAR granted under Section 8 that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

(qq)Restricted Award means a Restricted Stock Award and/or a Restricted Stock Unit Award, as provided in Section 9.

(rr)Restricted Stock Award means shares of Common Stock granted to a Participant under Section 9.  Shares of Common Stock subject to a Restricted Stock Award shall cease to be restricted when, in accordance with the terms of the Plan and the terms and conditions established by the Administrator, the shares vest and become transferable and free of substantial risks of forfeiture.

(ss)Restricted Stock Unit means a Restricted Award granted to a Participant pursuant to Section 9 which is settled, if at all, (i) by the delivery of one share of Common Stock for each Restricted Stock Unit, (ii) in cash in an amount equal to the Fair Market Value of one share of Common Stock for each Restricted Stock Unit, or (iii) in a combination of cash and shares equal to the Fair Market Value of one share of Common Stock for each Restricted Stock Unit, as determined by the Administrator.  A Restricted Stock Unit represents the promise of the Company to deliver shares of Common Stock, cash or a combination thereof, as applicable, at the end of the applicable restriction period if and only to the extent the Award vests and ceases to be subject to forfeiture, subject to compliance with the terms of the Plan and Award Agreement and any performance or other terms and conditions established by the Administrator.

(tt)Retirement shall, except as may be otherwise determined by the Administrator (taking into account any Code Section 409A considerations), as applied to any Participant, have the meaning given in an employment, change in control, consulting, or other similar agreement, if any, to which the Participant is a party, or, if there is no such agreement (or if such agreement does not define “Retirement”), then, unless the Administrator determines otherwise, “Retirement” shall mean the termination of employment by the Participant on or after (i) the Participant’s attainment of age 65, or (ii) the Participant’s attainment of age 55 and completion of ten (10) years of service.  The Administrator shall have authority to determine if a Retirement has occurred.

(uu)SAR means a stock appreciation right granted under Section 8 entitling the Participant to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess of the Fair Market Value on the date of exercise over the Base Price, subject to the terms of the Plan and Award Agreement and any other terms and conditions established by the Administrator.  References to “SARs” include both Related SARs and Freestanding SARs, unless the context requires otherwise.

(vv)Securities Act means the Securities Act of 1933, as amended, or any successor thereto.

(ww)Subsidiary shall mean a “subsidiary corporation,” whether now or hereafter existing, as defined in Code Section 424(f) (or any successor section thereto).

(xx)Termination Date means the date of termination of a Participant’s employment or service for any reason, as determined by the Administrator (taking into account any Code Section 409A considerations).

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2.	Purpose

The purposes of the Plan are to encourage and enable selected Employees, Directors, and Consultants of the Company and its Affiliates to acquire or increase their holdings of Common Stock and other equity-based interests in the Company and/or to provide other incentive awards in order to promote a closer identification of their interests with those of the Company and its stockholders, and to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants upon whose judgment, interest, and special effort the successful conduct of its operation largely depends.  These purposes may be carried out through the granting of Awards to selected Participants, including the granting of Options in the form of Incentive Stock Options and/or Nonqualified Options; SARs in the form of Freestanding SARs and/or Related SARs; Restricted Awards in the form of Restricted Stock Awards and/or Restricted Stock Units; Performance Awards in the form of Performance Shares and/or Performance Units; Phantom Stock Awards; Other Stock-Based Awards; and/or Dividend Equivalent Awards.

3.	Administration of the Plan

(a)The Plan shall be administered by the Board or, upon its delegation, by the Committee (or a subcommittee thereof).  To the extent required under Rule 16b-3 adopted under the Exchange Act, the Committee shall be comprised solely of two or more “non-employee directors,” as such term is defined in Rule 16b-3, or as may otherwise be permitted under Rule 16b-3.  Further, to the extent required by Code Section 162(m), the Plan shall be administered by a committee comprised of two or more “outside directors” (as such term is defined in Code Section 162(m)) or as may otherwise be permitted under Code Section 162(m).  In addition, Committee members shall qualify as “independent directors” under applicable stock exchange rules if and to the extent required.

(b)Subject to the provisions of the Plan, the Administrator shall have full and final authority in its discretion to take any action with respect to the Plan including, without limitation, the authority to (i) determine all matters relating to Awards, including selection of individuals to be granted Awards, the types of Awards, the number of shares of Common Stock, if any, subject to an Award, and all terms, conditions, restrictions, and limitations of an Award; (ii) prescribe the form or forms of Award Agreements evidencing any Awards granted under the Plan; (iii) establish, amend and rescind rules and regulations for the administration of the Plan; (iv) correct any defect, supply any omission, or reconcile any inconsistency in the Plan or in any Award or Award Agreement; and (v) construe and interpret the Plan, Awards, and Award Agreements made under the Plan, interpret rules and regulations for administering the Plan, and make all other determinations deemed necessary or advisable for administering the Plan.  In addition, (x) the Administrator shall have the authority to accelerate the date that any Award which was not otherwise exercisable, vested, or earned shall become exercisable, vested, or earned in whole or in part without any obligation to accelerate such date with respect to any other Award granted to any recipient; and (y) the Administrator may in its sole discretion modify or extend the terms and conditions for exercise, vesting, or earning of an Award (in each case, taking into account any Code Section 409A considerations).  The Administrator’s authority to grant Awards and authorize payments under the Plan shall not in any way restrict the authority of the Company to grant compensation to Employees, Directors, or Consultants under any other compensation plan, program, or arrangement of the Company or an Affiliate.  The Administrator may determine that a Participant’s rights, payments, and/or benefits with respect to an Award (including but not limited to any shares issued or issuable and/or cash paid or payable with respect to an Award) shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award.  Such events may include, but shall not be limited to, termination of employment for Cause, violation of policies of the Company or an Affiliate, breach of non-solicitation, non-competition, confidentiality, or other restrictive covenants that may apply to the Participant, other conduct by the Participant that is determined by the Administrator to be detrimental to the business or reputation of the Company or any Affiliate, and/or other circumstances where such reduction, cancellation, forfeiture, or recoupment is required by Applicable Law.  Notwithstanding any other provision in the Plan, the Administrator shall have the unilateral right, in its absolute discretion, to reduce or eliminate the amount of an Award granted to any Participant, including an award otherwise earned and payable pursuant to the terms of the Plan.  In addition, the Administrator shall have the authority and discretion to establish terms and conditions of Awards (including but not limited to the establishment of subplans) as the Administrator determines to be necessary or appropriate to conform to the applicable requirements or practices of jurisdictions outside of the United States.  In addition to action by meeting in accordance with Applicable Law, any action of the Administrator with respect to the Plan may be taken by a written instrument signed by all of the members of the Board or Committee, as appropriate, and any such action so taken by written consent shall be as fully effective as if it had been taken by a majority of the members at a meeting duly held and called.  All determinations of the Administrator with respect to the Plan and any Award or Award Agreement will be final and binding on the Company and all persons having or claiming an interest in any Award granted under the Plan.  No member of the Board or Committee, as applicable, shall be liable while acting as Administrator for any action or determination made in good faith with respect to the Plan, an Award, or an Award Agreement.  The members of the Board or Committee, as applicable, shall be entitled to indemnification and reimbursement in the manner and to the fullest extent provided in the Company’s certificate of incorporation and/or bylaws and/or pursuant to Applicable Law.

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(c)Notwithstanding the provisions of Section 3(b), Awards granted to a Participant under the Plan shall be subject to a minimum vesting (or earning) (collectively, “vesting”) period of one year (which may include installment vesting within such one-year period as determined by the Administrator); provided, however, that (i) the Administrator may provide for the acceleration of vesting and/or exercisability of any Award in its discretion, including but not limited to in cases of death, Disability, Retirement, Qualifying Termination, or (to the extent provided in Section 14 herein) a Change of Control; (ii) the Administrator may provide for the grant of an Award to any Participant without a minimum vesting period, but only with respect to Awards for no more than an aggregate of five percent (5%) of the total number of Shares authorized for issuance under the Plan pursuant to Section 5(a) herein, upon such terms and conditions as the Administrator shall determine; (iii) the Administrator also may provide for the grant of Awards to Participants that have different vesting terms in the case of Awards that are substituted for other equity awards in connection with mergers, consolidations, or other similar transactions, Awards that are granted as an inducement to be employed by the Company or an Affiliate or to replace forfeited awards from a former employer, or Awards that are granted in exchange for foregone cash compensation; and (iv) with respect to Awards granted to non-employee Directors, the minimum vesting period shall be the period commencing with the date on which such non-employee Director is elected or appointed to the Board, and ending on the earlier to occur of (X) the one year anniversary of the grant date of such Award or (Y) the date of the next annual meeting following such non-employee Director’s election or appointment to the Board, so long as the period between the date of the annual meeting of the Company’s stockholders related to the grant date and the date of the next annual meeting of the Company’s stockholders is not less than 50 weeks (for vesting dates occurring on or after the 2022 Annual Meeting of Stockholders).

(d)The Administrator may adjust or modify Performance Measures or other performance factors or terms or conditions of Awards due to extraordinary items, transactions, events, or developments, or in recognition of any other unusual or infrequent events affecting the Company or the financial statements of the Company, or in response to changes in Applicable Law, accounting principles, or business conditions, in each case as determined by the Administrator (provided that any adjustment or modification involving Covered Employees for compensation that is intended to qualify as “performance-based compensation” under Code Section 162(m) shall be subject to any applicable Code Section 162(m) restrictions).  By way of example but not limitation, the Administrator may provide with respect to any Award that any evaluation of performance shall exclude or otherwise objectively adjust for any specified circumstance or event that occurs during a performance period, including circumstances or events such as the following:  (i) asset write-downs or impairment charges; (ii) significant litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting standards or principles, or other laws or regulatory rules; (iv) any reorganization and restructuring programs; (v) extraordinary nonrecurring items as described in then-current accounting principles; (vi) extraordinary nonrecurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders; (vii) acquisitions or divestitures; (viii) a change in the Company’s fiscal year; (ix) any other specific unusual or infrequent events; and/or (x) foreign exchange gains and losses.

(e)Notwithstanding the other provisions of this Section 3, the Board may expressly delegate to one or more officers of the Company or a special committee consisting of one or more directors who are also officers of the Company the authority, within specified parameters, to grant Awards to eligible Participants, and to make any or all of the determinations reserved for the Administrator in the Plan and summarized in Section 3(b) with respect to such Awards (subject to any restrictions imposed by Applicable Law and such terms and conditions as may be established by the Administrator); provided, however, that, if and to the extent required by Section 16 of the Exchange Act or Code Section 162(m), the Participant, at the time of said grant or other determination (i) is not deemed to be an officer or director of the Company within the meaning of Section 16 of the Exchange Act; and (ii) is not deemed to be a Covered Employee as defined under Code Section 162(m).  To the extent that the Administrator has delegated authority to grant Awards pursuant to this Section 3(e) to an officer(s) and/or a special committee, references to the “Administrator” shall include references to such officer(s) and/or special committee, subject, however, to the requirements of the Plan, Rule 16b-3, Code Section 162(m), and other Applicable Law.

4.	Effective Date

The Effective Date of the Plan shall be April 22, 2015 (the “Effective Date”).  The Plan was amended and restated effective April 27, 2017, and further amended and restated effective May 20, 2021.  Awards may be granted on or after the Effective Date, but no Awards may be granted after April 21, 2025.  Awards that are outstanding at the end of the Plan term (or such earlier termination date as may be established by the Board pursuant to Section 16(a)) shall continue in accordance with their terms, unless otherwise provided in the Plan or an Award Agreement.

5.	Shares of Stock Subject to the Plan; Award Limitations

(a)Shares of Stock Subject to the Plan:  Subject to adjustments as provided in Section 5(d), the maximum aggregate number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan shall not exceed the sum of (i)

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2,600,000 shares, plus (ii) any shares remaining available for the grant of awards as of the Effective Date under any Prior Plan, plus (iii) any shares subject to an award granted under a Prior Plan, which award is forfeited, cash-settled, cancelled, terminated, expires or lapses for any reason after the Effective Date without the issuance of shares or pursuant to which such shares are forfeited.  Shares delivered under the Plan shall be authorized but unissued shares, treasury shares, or shares purchased on the open market or by private purchase.  The Company hereby reserves sufficient authorized shares of Common Stock to meet the grant of Awards hereunder.  As of the Effective Date, no further awards shall be granted under the Prior Plans, although Prior Plan awards that are outstanding as of such date shall continue in accordance with their terms.

(b)Award Limitations:  Notwithstanding any provision in the Plan to the contrary, the following limitations shall apply to Awards granted under the Plan, in each case subject to adjustments pursuant to Section 5(d):

(i)The maximum aggregate number of shares of Common Stock that may be issued under the Plan pursuant to the grant of Incentive Options shall not exceed 2,600,000 shares of Common Stock;

(ii)In any 12-month period, no Participant may be granted Options and SARs that are not related to an Option for more than 450,000 shares of Common Stock (or the equivalent value thereof based on the Fair Market Value per share of the Common Stock on the date of grant of an Award);

(iii)In any 12-month period, no Participant may be granted Awards other than Options or SARs that are settled in shares of Common Stock for more than 450,000 shares of Common Stock;

(iv)In any 12-month period, the maximum amount of Awards that are settled in cash that can be granted to any one Participant shall be $2,500,000; and

(v)Notwithstanding the provisions of Sections 5(b)(ii), 5(b)(iii) and 5(b)(iv) herein, with respect to non-employee Directors, in any 12-month period, the maximum number of shares of Common Stock subject to Awards granted during any 12-month period to any non-employee Director, taken together with any cash fees paid during such 12-month period to such non-employee Director in respect of service as a member of the Board, shall not exceed $600,000 in total value (calculating the value of any such Awards based on the Fair Market Value per share of Common Stock on the date of grant of such an Award).

(For purposes of Section 5(b)(ii), (iii), (iv), and (v), an Option and Related SAR shall be treated as a single Award.)

(c)Additional Share Counting Provisions.  The following provisions shall apply with respect to the share limitations of Section 5(a):

(i)To the extent that an Award is canceled, terminates, expires, is forfeited, or lapses for any reason, any such unissued or forfeited shares subject to the Award will again be available for issuance pursuant to Awards granted under the Plan.

(ii)Awards settled in cash shall not be counted against the share limitations stated in Section 5(a) herein.

(iii)Dividends, including dividends paid in shares, or dividend equivalents paid in cash in connection with outstanding Awards, will not be counted towards the share limitations in Section 5(a).

(iv)Shares withheld from a Full Value Award (or a full value award under a Prior Plan) or delivered by a Participant to satisfy tax withholding requirements with respect to a Full Value Award (or a full value award under a Prior Plan), in each case after the effective date of this amended and restated Plan (that is, May 20, 2021), will again be available for issuance pursuant to Awards granted under the Plan. Further, to the extent that the full number of shares subject to an Award other than an Option or SAR is not issued for any reason, including by reason of failure to achieve maximum performance factors or criteria, only the number of shares issued and delivered shall be considered for purposes of determining the number of shares remaining available for issuance pursuant to Awards granted under the Plan.

(v)The following shares of Common Stock may not again be made available for issuance as Awards under the Plan: (A) shares withheld from an Award that is not a Full Value Award or delivered by a Participant to satisfy tax withholding requirements for Awards that are not Full Value Awards; (B) shares not issued or delivered as a result of the net settlement

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of an outstanding Award that is not a Full Value Award; (C) shares withheld or delivered to pay the exercise price related to an outstanding Award; and (D) shares repurchased on the open market with the proceeds of the Option Price.

(vi)Further, (A) shares issued under the Plan through the settlement, assumption, or substitution of outstanding awards granted by another entity or obligations to grant future awards as a condition of or in connection with a merger, acquisition, or similar transaction involving the Company acquiring another entity shall not reduce the maximum number of shares available for delivery under the Plan, and (B) available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and will not reduce the maximum number of shares available under the Plan, subject, in the case of both (A) and (B) herein, to applicable stock exchange listing requirements.

(d)Adjustments; Right to Issue Additional Securities:  If there is any change in the outstanding shares of Common Stock because of a merger, consolidation, recapitalization, or reorganization involving the Company, or if the Board declares a stock dividend, stock split distributable in shares of Common Stock or reverse stock split, other distribution (other than an ordinary or regular cash dividend), or combination or reclassification of the Common Stock, or if there is a similar change in the capital stock structure of the Company affecting the Common Stock (excluding conversion of convertible securities by the Company and/or the exercise of warrants by their holders), then the number of shares of Common Stock reserved for issuance under the Plan shall be correspondingly adjusted, and the Administrator shall make such adjustments to Awards or to any provisions of this Plan as the Administrator deems equitable to prevent dilution or enlargement of Awards or as may otherwise be advisable.  Nothing in the Plan, an Award, or an Award Agreement shall limit the ability of the Company to issue additional securities (including but not limited to the issuance of other options or other derivative securities, warrants, additional shares or classes of Common Stock, preferred stock, and/or other convertible securities).

6.	Eligibility

An Award may be granted only to an individual who satisfies all of the following eligibility requirements on the date the Award is granted:

(a)The individual is either (i) an Employee, (ii) a Director, or (iii) a Consultant.

(b)With respect to the grant of Incentive Options, the individual is otherwise eligible to participate under this Section 6, is an Employee of the Company or a Parent or Subsidiary and does not own, immediately before the time that the Incentive Option is granted, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Parent or Subsidiary.  Notwithstanding the foregoing, an Employee who owns more than 10% of the total combined voting power of all classes of stock of the Company or a Parent or Subsidiary may be granted an Incentive Option if the Option Price is at least 110% of the Fair Market Value of the Common Stock and the Option Period does not exceed five years.  For this purpose, an individual will be deemed to own stock which is attributable to him under Code Section 424(d).

(c)With respect to the grant of substitute awards or assumption of awards in connection with a merger, consolidation, acquisition, reorganization, or similar transaction involving the Company or an Affiliate, the recipient is otherwise eligible to receive the Award and the terms of the award are consistent with the Plan and Applicable Law (including, to the extent necessary, the federal securities laws registration provisions, Code Section 409A, and Code Section 424(a)).

(d)The individual, being otherwise eligible under this Section 6, is selected by the Administrator as an individual to whom an Award shall be granted (as defined above, a “Participant”).

7.	Options

(a)Grant of Options:  Subject to the limitations of the Plan, the Administrator may in its discretion grant Options to such eligible Participants in such numbers, subject to such terms and conditions, and at such times as the Administrator shall determine.  Both Incentive Options and Nonqualified Options may be granted under the Plan, as determined by the Administrator; provided, however, that Incentive Options may only be granted to Employees of the Company or a Parent or Subsidiary.  To the extent that an Option is designated as an Incentive Option but does not qualify as such under Code Section 422, the Option (or portion thereof) shall be treated as a Nonqualified Option.  An Option may be granted with or without a Related SAR.

(b)Option Price:  The Option Price per share at which an Option may be exercised shall be established by the Administrator and stated in the Award Agreement evidencing the grant of the Option; provided, that (i) the Option Price of an Option shall be no less than 100% of the Fair Market Value per share of the Common Stock as determined on the date the Option is granted

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(or 110% of the Fair Market Value with respect to Incentive Options granted to an Employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Parent or Subsidiary, as provided in Section 6(b)); and (ii) in no event shall the Option Price per share of any Option be less than the par value per share of the Common Stock.  Notwithstanding the foregoing, the Administrator may in its discretion authorize the grant of substitute or assumed options of an acquired entity with an Option Price not equal to 100% of the Fair Market Value of the stock on the date of grant, if the terms of such substitution or assumption otherwise comply, to the extent deemed applicable, with Code Section 409A and/or Code Section 424(a).

(c)Date of Grant:  An Option shall be considered to be granted on the date that the Administrator acts to grant the Option, or on such later date as may be established by the Administrator in accordance with Applicable Law.

(d)Option Period and Limitations on the Right to Exercise Options:

(i)The Option Period shall be determined by the Administrator at the time the Option is granted and shall be stated in the Award Agreement.  The Option Period shall not extend more than 10 years from the date on which the Option is granted (or five years with respect to Incentive Options granted to an Employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Parent or Subsidiary, as provided in Section 6(b)).  Any Option or portion thereof not exercised before expiration of the Option Period shall terminate.  The period or periods during which, and the terms and conditions pursuant to which, an Option may vest and become exercisable shall be determined by the Administrator in its discretion, subject to the terms of the Plan (including but not limited to the provisions of Section 3(c) herein).  Notwithstanding the foregoing, unless the Administrator determines otherwise, in the event that any portion of an exercisable Option is scheduled to expire on the last day of the Option Period or otherwise scheduled to expire pursuant to the applicable Award Agreement and both (A) the date on which such portion of the Option is scheduled to expire falls during a Company blackout trading period applicable to the Participant (whether such period is imposed at the election of the Company or is required by Applicable Law to be imposed) and (B) the Option Price per share of such portion of the Option is less than the Fair Market Value, then on the date that such portion of the Option is scheduled to expire, such portion of the Option (to the extent not previously exercised by the Participant) shall be automatically exercised on behalf of the Participant through a net settlement of both the Option Price and the applicable withholding taxes due (if any) upon such automatic exercise (as described in Section 7(d)(ii)(B), below), and the net number of shares of Common Stock resulting from such automatic exercise shall be delivered to the Participant as soon as practicable thereafter.

(ii)An Option may be exercised by giving written notice to the Company in form acceptable to the Administrator at such place and subject to such conditions as may be established by the Administrator or its designee.  Such notice shall specify the number of shares to be purchased pursuant to an Option and the aggregate purchase price to be paid therefor and shall be accompanied by payment of such purchase price.  Unless an Award Agreement provides otherwise, such payment shall be in the form of cash or cash equivalent; provided that, except where prohibited by the Administrator or Applicable Law (and subject to such terms and conditions as may be established by the Administrator), payment may also be made:

(A)By delivery (by either actual delivery or attestation) of shares of Common Stock owned by the Participant for such time period, if any, as may be determined by the Administrator;

(B)By shares of Common Stock withheld upon exercise;

(C)By delivery of written notice of exercise to the Company and delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to the Company the amount of sale or loan proceeds to pay the Option Price;

(D)By such other payment methods as may be approved by the Administrator and which are acceptable under Applicable Law; and/or

(E)By any combination of the foregoing methods.

Shares delivered or withheld in payment on the exercise of an Option shall be valued at their Fair Market Value on the date of exercise, as determined by the Administrator or its designee.

(iii)The Administrator shall determine the extent, if any, to which a Participant may have the right to exercise an Option following termination of the Participant’s employment or service with the Company.  Such rights, if any, shall be

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subject to the sole discretion of the Administrator, shall be stated in the individual Award Agreement, need not be uniform among all Options issued pursuant to this Section 7, and may reflect distinctions based on the reasons for termination of employment or service.

(e)Notice of Disposition:  If shares of Common Stock acquired upon exercise of an Incentive Option are disposed of within two years following the date of grant or one year following the transfer of such shares to a Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Administrator may reasonably require.

(f)Limitation on Incentive Options:  In no event shall there first become exercisable by an Employee in any one calendar year Incentive Options granted by the Company or any Parent or Subsidiary with respect to shares having an aggregate Fair Market Value (determined at the time an Incentive Option is granted) greater than $100,000; provided that, if such limit is exceeded, then the first $100,000 of shares to become exercisable in such calendar year will be Incentive Options and the Options (or portion thereof) for shares with a value in excess of $100,000 that first became exercisable in that calendar year will be Nonqualified Options.  In the event the Code is amended after the Effective Date of the Plan to provide for a different limitation on the Fair Market Value of shares permitted to be subject to Incentive Options, then such different limit shall be automatically incorporated herein.  To the extent that any Incentive Options are first exercisable by a Participant in excess of the limitation described herein, the excess shall be considered a Nonqualified Option.

(g)Nontransferability of Options:  Incentive Options shall not be transferable (including by sale, assignment, pledge, or hypothecation) other than transfers by will or the laws of intestate succession or, in the Administrator’s discretion, such transfers as may otherwise be permitted in accordance with Treasury Regulation Section 1.421-1(b)(2) or Treasury Regulation Section 1.421-2(c) or any successor provisions thereto for which there is no monetary consideration.  Nonqualified Options shall not be transferable (including by sale, assignment, pledge, or hypothecation) other than by will or the laws of intestate succession, except for transfers if and to the extent permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act and for which there is no monetary consideration.  Except as may be permitted by the preceding, an Option shall be exercisable during the Participant’s lifetime only by him or by his guardian or legal representative.  The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

8.	Stock Appreciation Rights

(a)Grant of SARs:  Subject to the limitations of the Plan, the Administrator may in its discretion grant SARs to such eligible Participants, in such numbers, upon such terms and at such times as the Administrator shall determine.  SARs may be granted to the holder of an Option (a “Related Option”) with respect to all or a portion of the shares of Common Stock subject to the Related Option (a “Related SAR”) or may be granted separately to an eligible individual (a “Freestanding SAR”).  The Base Price per share of a SAR shall be no less than 100% of the Fair Market Value per share of the Common Stock on the date the SAR is granted.  Notwithstanding the foregoing, the Administrator may in its discretion authorize the grant of substitute or assumed SARs of an acquired entity with a Base Price per share not equal to at least 100% of the Fair Market Value of the stock on the date of grant, if the terms of such substitution or assumption otherwise comply, to the extent deemed applicable, with Code Section 409A and/or Code Section 424(a).  A SAR shall be considered to be granted on the date that the Administrator acts to grant the SAR, or on such other date as may be established by the Administrator in accordance with Applicable Law.

(b)Related SARs:  A Related SAR may be granted either concurrently with the grant of the Related Option or (if the Related Option is a Nonqualified Option) at any time thereafter prior to the complete exercise, termination, expiration, or cancellation of such Related Option.  The Base Price of a Related SAR shall be equal to the Option Price of the Related Option.  Related SARs shall be exercisable only at the time and to the extent that the Related Option is exercisable (and may be subject to such additional limitations on exercisability as the Administrator may provide in an Award Agreement), and in no event after the complete termination or full exercise of the Related Option.  Notwithstanding the foregoing, a Related SAR that is related to an Incentive Option may be exercised only to the extent that the Related Option is exercisable and only when the Fair Market Value exceeds the Option Price of the Related Option.  Upon the exercise of a Related SAR granted in connection with a Related Option, the Option shall be canceled to the extent of the number of shares as to which the SAR is exercised, and upon the exercise of a Related Option, the Related SAR shall be canceled to the extent of the number of shares as to which the Related Option is exercised or surrendered.

(c)Freestanding SARs:  A SAR may be granted without relationship to an Option (as defined above, a “Freestanding SAR”) and, in such case, will be exercisable upon such terms and subject to such conditions as may be determined by the Administrator, subject to the terms of the Plan.

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(d)Exercise of SARs:

(i)Subject to the terms of the Plan (including but not limited to Section 3(c) herein), SARs shall be vested and exercisable in whole or in part upon such terms and conditions as may be established by the Administrator.  The period during which a SAR may be exercisable shall not exceed 10 years from the date of grant or, in the case of Related SARs, such shorter Option Period as may apply to the Related Option.  Any SAR or portion thereof not exercised before expiration of the period established by the Administrator shall terminate.

(ii)SARs may be exercised by giving written notice to the Company in form acceptable to the Administrator at such place and subject to such terms and conditions as may be established by the Administrator or its designee.  Unless the Administrator determines otherwise, the date of exercise of a SAR shall mean the date on which the Company shall have received proper notice from the Participant of the exercise of such SAR.

(iii)The Administrator shall determine the extent, if any, to which a Participant may have the right to exercise a SAR following termination of the Participant’s employment or service with the Company.  Such rights, if any, shall be determined in the sole discretion of the Administrator, shall be stated in the individual Award Agreement, need not be uniform among all SARs issued pursuant to this Section 8, and may reflect distinctions based on the reasons for termination of employment or service.

(e)Payment Upon Exercise:  Subject to the limitations of the Plan, upon the exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying (i) the excess, if any, of the Fair Market Value of a share of Common Stock on the date of exercise of the SAR over the Base Price of the SAR by (ii) the number of shares of Common Stock with respect to which the SAR is being exercised.  The consideration payable upon exercise of a SAR shall be paid in cash, shares of Common Stock (valued at Fair Market Value on the date of exercise of the SAR), or a combination of cash and shares of Common Stock, as determined by the Administrator.

(f)Nontransferability:  Unless the Administrator determines otherwise, and only to the extent no monetary consideration is exchanged, SARs shall not be transferable (including by sale, assignment, pledge, or hypothecation) other than by will or the laws of intestate succession, except for transfers if and to the extent permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act.  Except as may be permitted by the preceding sentence, SARs may be exercised during the Participant’s lifetime only by him or by his guardian or legal representative.  The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

9.	Restricted Awards

(a)Grant of Restricted Awards:  Subject to the limitations of the Plan, the Administrator may in its discretion grant Restricted Awards to such Participants, for such numbers of shares of Common Stock, upon such terms, and at such times as the Administrator shall determine.  Such Restricted Awards may be in the form of Restricted Stock Awards and/or Restricted Stock Units that are subject to certain conditions, which conditions must be met in order for the Restricted Award to vest and be earned (in whole or in part) and no longer subject to forfeiture.  Restricted Stock Awards shall be payable in shares of Common Stock.  Restricted Stock Units shall be payable in cash or shares of Common Stock, or partly in cash and partly in shares of Common Stock, in accordance with the terms of the Plan and the discretion of the Administrator.  Subject to the provisions of Section 3(c) herein, the Administrator shall determine the nature, length and starting date of the period, if any, during which a Restricted Award may be earned (the “Restriction Period”), and shall determine the conditions which must be met in order for a Restricted Award to be granted or to vest or be earned (in whole or in part), which conditions may include, but are not limited to, payment of a stipulated purchase price, attainment of performance objectives, continued service or employment for a certain period of time, a combination of attainment of performance objectives and continued service, Retirement, Disability, death, or any combination of such conditions.  In the case of Restricted Awards based upon performance factors or criteria, or a combination of performance factors or criteria and continued service, the Administrator shall determine the Performance Measures applicable to such Restricted Awards (subject to Section 1(ii)).

(b)Vesting of Restricted Awards:  Subject to the terms of the Plan (and taking into account any Code Section 409A considerations), the Administrator shall have sole authority to determine whether and to what degree Restricted Awards have vested and been earned and are payable and to establish and interpret the terms and conditions of Restricted Awards.

(c)Termination of Employment or Service; Forfeiture:  Unless the Administrator determines otherwise, if the employment or service of a Participant shall be terminated for any reason (whether by the Company or the Participant and whether voluntary or involuntary) and all or any part of a Restricted Award has not vested or been earned pursuant to the terms of the Plan

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and related Award Agreement, such Award, to the extent not then vested or earned, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect thereto.

(d)Share Certificates; Escrow:  Unless the Administrator determines otherwise, a certificate or certificates representing the shares of Common Stock subject to a Restricted Stock Award shall be issued in the name of the Participant (or, in the case of uncertificated shares, other written evidence of ownership in accordance with Applicable Law shall be provided) after the Award has been granted.  Notwithstanding the foregoing, the Administrator may require that (i) a Participant deliver the certificate(s) (or other instruments) for such shares to the Administrator or its designee to be held in escrow until the Restricted Stock Award vests and is no longer subject to a substantial risk of forfeiture (in which case the shares will be promptly released to the Participant) or is forfeited (in which case the shares shall be returned to the Company); and/or (ii) a Participant deliver to the Company a stock power, endorsed in blank (or similar instrument), relating to the shares subject to the Restricted Stock Award which are subject to forfeiture.  Unless the Administrator determines otherwise, a certificate or certificate representing shares of Common Stock issuable pursuant to a Restricted Stock Unit shall be issued in the name of the Participant (or, in the case of uncertificated shares, other written evidence of ownership in accordance with Applicable Law shall be provided) promptly after the Award (or portion thereof) has vested and been earned and is distributable.

(e)Nontransferability:  Unless the Administrator determines otherwise, and only to the extent no monetary consideration is exchanged, Restricted Awards that have not vested shall not be transferable (including by sale, assignment, pledge, or hypothecation) other than transfers by will or the laws of intestate succession, and the recipient of a Restricted Award shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the Award until the Restriction Period has expired and until all conditions to vesting have been met.  The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

10.	Performance Awards

(a)Grant of Performance Awards:  Subject to the terms of the Plan, the Administrator may in its discretion grant Performance Awards to such eligible Participants upon such terms and conditions and at such times as the Administrator shall determine.  Performance Awards may be in the form of Performance Shares and/or Performance Units.  An Award of a Performance Share is a grant of a right to receive shares of Common Stock, the cash value thereof, or a combination thereof (in the Administrator’s discretion), which is contingent upon the achievement of performance or other objectives during a specified period and which has a value on the date of grant equal to the Fair Market Value of a share of Common Stock.  An Award of a Performance Unit is a grant in an amount determined by the Administrator that gives the holder the opportunity to receive shares of Common Stock, a cash payment or a combination of Common Stock and cash (as determined by the Administrator), which is contingent upon the achievement of performance or other objectives during a specified period and which has an initial value determined in a dollar amount established by the Administrator at the time of grant.  Subject to Section 5(b), the Administrator shall have discretion to determine the number of Performance Units and/or Performance Shares granted to any Participant.  Subject to the provisions of Section 3(c) herein, the Administrator shall determine the nature, length, and starting date of the period during which a Performance Award may be earned (the “Performance Period”), and shall determine the conditions which must be met in order for a Performance Award to be granted or to vest or be earned (in whole or in part), which conditions may include but are not limited to payment of a stipulated purchase price, attainment of performance objectives, continued service or employment for a certain period of time, or a combination of any such conditions.  Subject to Section 1(ii), the Administrator shall determine the Performance Measures applicable to such Performance Awards.

(b)Earning of Performance Awards:  Subject to the terms of the Plan (and taking into account any Code Section 409A considerations), the Administrator shall have sole authority to determine whether and to what degree Performance Awards have been earned and are payable and to interpret the terms and conditions of Performance Awards and the provisions of this Section 10.

(c)Form of Payment:  Payment of the amount to which a Participant shall be entitled upon earning a Performance Award shall be made in cash, shares of Common Stock, or a combination of cash and shares of Common Stock, as determined by the Administrator in its sole discretion.  Payment may be made in a lump sum or upon such terms as may be established by the Administrator (taking into account any Code Section 409A considerations).

(d)Termination of Employment or Service; Forfeiture:  Unless the Administrator determines otherwise (taking into account any Code Section 409A considerations), if the employment or service of a Participant shall terminate for any reason (whether by the Company or the Participant and whether voluntary or involuntary) and the Participant has not earned all or part of a Performance Award pursuant to the terms of the Plan and related Award Agreement, such Award, to the extent not then earned, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect thereto.

Regional Management Corp. | Appendix A | A-13

(e)Nontransferability:  Unless the Administrator determines otherwise, and only to the extent no monetary consideration is exchanged, Performance Awards which have not been earned shall not be transferable (including by sale, assignment, pledge, or hypothecation) other than transfers by will or the laws of intestate succession, and the recipient of a Performance Award shall not sell, transfer, assign, pledge, or otherwise encumber any shares or any other benefit subject to the Award until the Performance Period has expired and the conditions to earning the Award have been met.  The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

11.	Phantom Stock Awards

(a)Grant of Phantom Stock Awards:  Subject to the terms of the Plan (including but not limited to Section 3(c) herein), the Administrator may in its discretion grant Phantom Stock Awards to such eligible Participants, in such numbers, upon such terms and conditions, and at such times as the Administrator shall determine.  A Phantom Stock Award is an Award to a Participant of a number of hypothetical share units with respect to shares of Common Stock, with a value based on the Fair Market Value of a share of Common Stock.

(b)Vesting of Phantom Stock Awards:  Subject to the terms of the Plan (and taking into account any Code Section 409A considerations), the Administrator shall have sole authority to determine whether and to what degree Phantom Stock Awards have vested and are payable and to interpret the terms and conditions of Phantom Stock Awards.

(c)Termination of Employment or Service; Forfeiture:  Unless the Administrator determines otherwise (taking into account any Code Section 409A considerations), if the employment or service of a Participant shall be terminated for any reason (whether by the Company or the Participant and whether voluntary or involuntary) and all or any part of a Phantom Stock Award has not vested and become payable pursuant to the terms of the Plan and related Award Agreement, such Award, to the extent not then vested or earned, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect thereto.

(d)Payment of Phantom Stock Awards:  Upon vesting of all or a part of a Phantom Stock Award and satisfaction of such other terms and conditions as may be established by the Administrator, the Participant shall be entitled to a payment of an amount equal to the Fair Market Value of one share of Common Stock with respect to each such Phantom Stock unit which has vested and is payable.  Payment may be made, in the discretion of the Administrator, in cash or in shares of Common Stock valued at their Fair Market Value on the applicable vesting date or dates (or other date or dates determined by the Administrator), or in a combination thereof.  Payment may be made in a lump sum or upon such terms as may be established by the Administrator (taking into account any Code Section 409A considerations).

(e)Nontransferability:  Unless the Administrator determines otherwise, and only to the extent no monetary consideration is exchanged, (i) Phantom Stock Awards shall not be transferable (including by sale, assignment, pledge, or hypothecation) other than transfers by will or the laws of intestate succession and (ii) shares of Common Stock (if any) subject to a Phantom Stock Award may not be sold, transferred, assigned, pledged, or otherwise encumbered until the Phantom Stock Award has vested and all other conditions established by the Administrator have been met.  The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

12.	Other Stock-Based Awards

The Administrator shall have the authority to grant Other Stock-Based Awards to one or more eligible Participants.  Such Other Stock-Based Awards may be valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock or Awards for shares of Common Stock, including but not limited to Other Stock-Based Awards granted in lieu of bonus, salary, or other compensation, Other Stock-Based Awards granted with vesting or performance conditions, and/or Other Stock-Based Awards granted without being subject to vesting or performance conditions (subject to the terms of Section 3(c) herein).  Subject to the provisions of the Plan, the Administrator shall determine the number of shares of Common Stock to be awarded to a Participant under (or otherwise related to) such Other Stock-Based Awards; whether such Other Stock-Based Awards shall be settled in cash, shares of Common Stock or a combination of cash and shares of Common Stock; and the other terms and conditions of such Awards.  Unless the Administrator determines otherwise, and only to the extent no monetary consideration is exchanged, (i) Other Stock-Based Awards shall not be transferable (including by sale, assignment, pledge or hypothecation) other than transfers by will or the laws of intestate succession, and (ii) shares of Common Stock (if any) subject to an Other Stock-Based Award may not be sold, transferred, assigned, pledged, or otherwise encumbered until the Other Stock-Based Award has vested and all other conditions established by the Administrator have been met.  The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

Regional Management Corp. | Appendix A | A-14

13.	Dividends and Dividend Equivalents

The Administrator may, in its sole discretion, provide that Awards other than Options and SARs earn dividends or dividend equivalents rights (“dividend equivalents”); provided, however, that dividends and dividend equivalents (whether paid in cash or shares of Common Stock), if any, on unearned or unvested Awards shall not be paid (even if accrued) unless and until the underlying Award (or portion thereof) has vested and/or been earned.  Any crediting of dividends or dividend equivalents may be subject to such additional restrictions and conditions as the Administrator may establish, including reinvestment in additional shares of Common Stock or share equivalents.  Notwithstanding the other provisions herein, any dividends or dividend equivalents related to an Award shall be structured in a manner so as to avoid causing the Award and related dividends or dividend equivalents to be subject to Code Section 409A or shall otherwise be structured so that the Award and dividends or dividend equivalents are in compliance with Code Section 409A.

14.	Change of Control

Notwithstanding any other provision in the Plan to the contrary, the following provisions shall apply in the event of a Change of Control (except to the extent, if any, otherwise required under Code Section 409A):

(a)To the extent that the successor or surviving company in the Change of Control event does not assume or substitute for an Award (or in which the Company is the ultimate parent corporation and does not continue the Award) on substantially similar terms or with substantially equivalent economic benefits (as determined by the Administrator) as Awards outstanding under the Plan immediately prior to the Change of Control event, (i) all outstanding Options and SARs shall become fully vested and exercisable, whether or not then otherwise vested and exercisable; and (ii) any restrictions, including but not limited to the Restriction Period, Performance Period, and/or performance factors or criteria applicable to any outstanding Awards other than Options or SARs shall be deemed to have been met, and such Awards shall become fully vested, earned, and payable to the fullest extent of the original grant of the applicable Award (or, in the case of performance-based Awards the earning of which is based on attaining a target level of performance, such Awards shall be deemed earned at target).

(b)Further, in the event that an Award is substituted, assumed, or continued as provided in Section 14(a) herein, the Award will nonetheless become vested (and, in the case of Options and SARs, exercisable) in full and any restrictions, including but not limited to the Restriction Period, Performance Period, and/or performance factors or criteria applicable to any outstanding Award other than Options or SARs shall be deemed to have been met, and such Awards shall become fully vested, earned, and payable to the fullest extent of the original award (or, in the case of performance-based Awards the earning of which is based on attaining a target level of performance, such Awards shall be deemed earned at target), if the employment or service of the Participant is terminated within six months before (in which case vesting shall not occur until the effective date of the Change of Control) or one year after the effective date of a Change of Control if such termination of employment or service (i) is by the Company not for Cause or (ii) is by the Participant for Good Reason.  For clarification, for the purposes of this Section 14, the “Company” shall include any successor to the Company.

15.	Withholding

The Company shall withhold all required local, state, federal, foreign, and other taxes and any other amount required to be withheld by any governmental authority or law from any amount payable in cash with respect to an Award.  Prior to the delivery or transfer of any certificate for shares or any other benefit conferred under the Plan, the Company shall require any Participant or other person to pay to the Company in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by the Company to such authority for the account of such recipient.  Notwithstanding the foregoing, the Administrator may in its discretion establish procedures to permit a recipient to satisfy such obligation in whole or in part, and any local, state, federal, foreign or other income tax obligations relating to such an Award, by electing (the “election”) to deliver to the Company shares of Common Stock held by the Participant (which are fully vested and not subject to any pledge or other security interest) or to have the Company withhold shares of Common Stock from the shares to which the recipient is otherwise entitled.  The number of shares to be withheld or delivered shall have a Fair Market Value as of the date that the amount of tax to be withheld is determined as nearly equal as possible to, but not exceeding (unless otherwise permitted by the Administrator in a manner in accordance with Applicable Law and applicable accounting principles), the amount of such obligations being satisfied.  Each election must be made in writing to the Administrator in accordance with election procedures established by the Administrator.

Regional Management Corp. | Appendix A | A-15

16.	Amendment and Termination of the Plan and Awards

(a)Amendment and Termination of Plan; Prohibition on Repricing:  The Plan may be amended, altered, suspended and/or terminated at any time by the Board; provided, that (i) approval of an amendment to the Plan by the stockholders of the Company shall be required to the extent, if any, that stockholder approval of such amendment is required by Applicable Law; and (ii) except for adjustments made pursuant to Section 5(d) the Company may not, without obtaining stockholder approval, (A) amend the terms of outstanding Options or SARs to reduce the Option Price or Base Price of such outstanding Options or SARs; (B) exchange outstanding Options or SARs, at a time when the original Option or SAR has an Option Price or Base Price, as the case may be, above the Fair Market Value of the Common Stock, for (x) cash, (y) Options or SARs with an Option Price or Base Price that is less than the Option Price or Base Price of the original Option or SAR, or (z) other equity awards; or (C) take other action with respect to Options or SARs that would be treated as a repricing under the rules of the principal stock exchange on which shares of the Common Stock are listed.

(b)Amendment and Termination of Awards:  The Administrator may amend, alter, suspend, and/or terminate any Award granted under the Plan, prospectively or retroactively, but (except as otherwise provided in Section 3(b) or Section 16(c)) such amendment, alteration, suspension, or termination of an Award shall not, without the written consent of the recipient of an outstanding Award, materially adversely affect the rights of the recipient with respect to the Award.

(c)Amendments to Comply with Applicable Law:  Notwithstanding Section 16(a) and Section 16(b) herein, the following provisions shall apply:

(i)The Administrator shall have unilateral authority to amend the Plan and any Award (without Participant consent) to the extent necessary to comply with Applicable Law or changes to Applicable Law (including but in no way limited to Code Section 409A, Code Section 422, and federal securities laws).

(ii)The Administrator shall have unilateral authority to make adjustments to the terms and conditions of Awards in recognition of unusual or nonrecurring events affecting the Company or any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in Applicable Law, or accounting principles, if the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or necessary or appropriate to comply with applicable accounting principles or Applicable Law.

17.	Restrictions on Awards and Shares; Compliance with Applicable Law

(a)General:  As a condition to the issuance and delivery of Common Stock hereunder, or the grant of any benefit pursuant to the Plan, the Company may require a Participant or other person at any time and from time to time to become a party to an Award Agreement, other agreement(s) restricting the transfer, purchase, repurchase, and/or voting of shares of Common Stock of the Company, and any employment agreements, consulting agreements, non-competition agreements, confidentiality agreements, non-solicitation agreements, non-disparagement agreements, or other agreements imposing such restrictions as may be required by the Company.  In addition, without in any way limiting the effect of the foregoing, each Participant or other holder of shares issued under the Plan shall be permitted to transfer such shares only if such transfer is in accordance with the Plan, the Award Agreement, any other applicable agreements, and Applicable Law.  The acquisition of shares of Common Stock under the Plan by a Participant or any other holder of shares shall be subject to, and conditioned upon, the agreement of the Participant or other holder of such shares to the restrictions described in the Plan, the Award Agreement and any other applicable agreements and Applicable Law.

(b)Compliance with Applicable Laws, Rules and Regulations:  The Company may impose such restrictions on Awards, shares of Common Stock and any other benefits underlying Awards hereunder as it may deem advisable, including without limitation restrictions under the federal securities laws, the requirements of any stock exchange or similar organization, and any blue sky, state, or foreign securities or other laws applicable to such securities.  Notwithstanding any other Plan provision to the contrary, the Company shall not be obligated to issue, deliver, or transfer shares of Common Stock under the Plan, make any other distribution of benefits under the Plan, or take any other action, unless such delivery, distribution, or action is in compliance with Applicable Law (including but not limited to the requirements of the Securities Act).  The Company will be under no obligation to register shares of Common Stock or other securities with the Securities and Exchange Commission or to effect compliance with the exemption, registration, qualification, or listing requirements of any state securities laws, stock exchange or similar organization, and the Company will have no liability for any inability or failure to do so.  The Company may cause a restrictive legend or legends to be placed on any certificate issued pursuant to an Award hereunder in such form as may be prescribed from time to time by Applicable Law or as may be advised by legal counsel.

Regional Management Corp. | Appendix A | A-16

18.	No Right or Obligation of Continued Employment or Service or to Awards; Compliance with the Plan

Neither the Plan, an Award, an Award Agreement nor any other action related to the Plan shall confer upon a Participant any right to continue in the employ or service of the Company or an Affiliate as an Employee, Director, or Consultant, or interfere in any way with the right of the Company or an Affiliate to terminate the Participant’s employment or service at any time.  Except as otherwise provided in the Plan, an Award Agreement, or as may be determined by the Administrator, all rights of a Participant with respect to an Award shall terminate upon the termination of the Participant’s employment or service.  In addition, no person shall have any right to be granted an Award, and the Company shall have no obligation to treat Participants or Awards uniformly.  By participating in the Plan, each Participant shall be deemed to have accepted all of the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Administrator and shall be fully bound thereby.  Any Award granted hereunder is not intended to be compensation of a continuing or recurring nature, or part of a Participant’s normal or expected compensation, and in no way represents any portion of a Participant’s salary, compensation or other remuneration for purposes of pension benefits, severance, redundancy, resignation, or any other purpose.

19.	General Provisions

(a)Stockholder Rights:  Except as otherwise determined by the Administrator (and subject to the provisions of Section 9(d) regarding Restricted Awards), a Participant and his legal representative, legatees, or distributees shall not be deemed to be the holder of any shares of Common Stock subject to an Award and shall not have any rights of a stockholder unless and until certificates for such shares have been issued and delivered to him or them under the Plan.  A certificate or certificates for shares of Common Stock acquired upon exercise of an Option or SAR shall be issued in the name of the Participant or his beneficiary and distributed to the Participant or his beneficiary (or, in the case of uncertificated shares, other written notice of ownership in accordance with Applicable Law shall be provided) as soon as practicable following receipt of notice of exercise and, with respect to Options, payment of the Option Price (except as may otherwise be determined by the Company in the event of payment of the Option Price pursuant to Section 7(d)(ii)(C)).  Except as otherwise provided in Section 9(d) regarding Restricted Stock Awards or otherwise determined by the Administrator, a certificate for any shares of Common Stock issuable pursuant to a Restricted Award, Performance Award, Phantom Stock Award or Other Stock-Based Award shall be issued in the name of the Participant or his beneficiary and distributed to the Participant or his beneficiary (or, in the case of uncertificated shares, other written notice of ownership in accordance with Applicable Law shall be provided) after the Award (or portion thereof) has vested and been earned.

(b)Section 16(b) Compliance:  To the extent that any Participants in the Plan are subject to Section 16(b) of the Exchange Act, it is the general intention of the Company that transactions under the Plan shall comply with Rule 16b-3 under the Exchange Act and that the Plan shall be construed in favor of such Plan transactions meeting the requirements of Rule 16b-3 or any successor rules thereto.  Notwithstanding anything in the Plan to the contrary, the Administrator, in its sole and absolute discretion, may bifurcate the Plan so as to restrict, limit, or condition the use of any provision of the Plan to Participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting, or conditioning the Plan with respect to other Participants.

(c)Code Section 162(m) Performance-Based Compensation.  To the extent to which Code Section 162(m) is applicable, the Company intends that compensation payable under the Plan to Covered Employees will, to the extent practicable, constitute “qualified performance-based compensation” within the meaning of Code Section 162(m), unless otherwise determined by the Administrator.  Accordingly, Awards granted to Covered Employees which are intended to qualify for the performance-based exception under Code Section 162(m) shall be deemed to include any such additional terms, conditions, limitations, and provisions as are necessary to comply with the performance-based compensation exemption of Code Section 162(m), unless the Administrator, in its discretion, determines otherwise.

(d)Unfunded Plan; No Effect on Other Plans:

(i)The Plan shall be unfunded, and the Company shall not be required to create a trust or segregate any assets that may at any time be represented by Awards under the Plan.  The Plan shall not establish any fiduciary relationship between the Company and any Participant or other person.  Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Company or any Affiliate, including, without limitation, any specific funds, assets, or other property which the Company or any Affiliate, in their discretion, may set aside in anticipation of a liability under the Plan.  A Participant shall have only a contractual right to shares of Common Stock or other amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Affiliate.  Nothing contained in the Plan shall constitute a guarantee that the assets of such entities shall be sufficient to pay any benefits to any person.

Regional Management Corp. | Appendix A | A-17

(ii)The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute compensation with respect to which any other employee benefits of such Participant are determined, including, without limitation, benefits under any bonus, pension, profit sharing, life insurance, or salary continuation plan, except as otherwise specifically provided by the terms of such plan or as may be determined by the Administrator.

(iii)Except as otherwise provided in the Plan, the adoption of the Plan shall not affect any other stock incentive or other compensation plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of stock incentive or other compensation for employees or service providers of the Company or any Affiliate.

(e)Governing Law:  The Plan and Awards shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflict of laws provisions of any state, and in accordance with applicable federal laws of the United States.  Any and all disputes between a Participant or person claiming through him and the Company or any Affiliate relating to the Plan or an Award shall be brought only in the state courts of Greenville, South Carolina, or the United States District Court for the District of South Carolina, Greenville division, as appropriate.

(f)Beneficiary Designation:  The Administrator may, in its discretion, permit a Participant to designate in writing a person or persons as beneficiary, which beneficiary shall be entitled to receive settlement of Awards (if any) to which the Participant is otherwise entitled in the event of death.  In the absence of such designation by a Participant, and in the event of the Participant’s death, the estate of the Participant shall be treated as beneficiary for purposes of the Plan, unless the Administrator determines otherwise.  The Administrator shall have discretion to approve and interpret the form or forms of such beneficiary designation.  A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent that the Plan and/or Award Agreement provide otherwise, and to any additional restrictions deemed necessary or appropriate by the Administrator.

(g)Gender and Number:  Except where otherwise indicated by the context, words in any gender shall include any other gender, words in the singular shall include the plural, and words in the plural shall include the singular.

(h)Severability:  If any provision of the Plan or an Award Agreement shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan or the Award Agreement, and the Plan or Award Agreement shall be construed and enforced as if the illegal or invalid provision had not been included.

(i)Rules of Construction:  Headings are given to the sections of the Plan solely as a convenience to facilitate reference.  The reference to any statute, regulation, or other provision of law shall (unless the Administrator determines otherwise) be construed to refer to any amendment to or successor of such provision of law.

(j)Successors and Assigns:  The Plan shall be binding upon the Company, its successors and assigns, and Participants, their executors, administrators and permitted transferees and beneficiaries.

(k)Award Agreement:  The grant of any Award under the Plan shall be evidenced by an Award Agreement between the Company and the Participant.  Such Award Agreement may state terms, conditions and restrictions applicable to the Award and any may state such other terms, conditions, and restrictions, including but not limited to terms, conditions and restrictions applicable to shares of Common Stock (or other benefits) subject to an Award, as may be established by the Administrator.

(l)Right of Offset:  Notwithstanding any other provision of the Plan or an Award Agreement, the Company may at any time (subject to any Code Section 409A considerations) reduce the amount of any payment or benefit otherwise payable to or on behalf of a Participant by the amount of any obligation of the Participant to or on behalf of the Company or an Affiliate that is or becomes due and payable.

(m)Uncertified Shares:  Notwithstanding anything in the Plan to the contrary, to the extent the Plan provides for the issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may, in the Company’s discretion, be effected on a non-certificated basis, to the extent not prohibited by the Company’s certificate of incorporation or bylaws or by Applicable Law (including but not limited to applicable state corporate law and the applicable rules of any stock exchange on which the Common Stock may be traded).

(n)Income and Other Taxes:  Participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including but not limited to any taxes arising under Code Section 409A), and the Company

Regional Management Corp. | Appendix A | A-18

shall not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes.  The Company shall have no responsibility to take or refrain from taking any actions in order to achieve a certain tax result for a Participant or any other person.

(o)Effect of Certain Changes in Status:  Notwithstanding the other terms of the Plan or an Award Agreement, the Administrator has sole discretion to determine (taking into account any Code Section 409A considerations), at the time of grant of an Award or at any time thereafter, the effect, if any, on Awards (including but not limited to modifying the vesting, exercisability, and/or earning of Awards) granted to a Participant if the Participant’s status as an Employee, Director, or Consultant changes, including but not limited to a change from full-time to part-time, or vice versa, or if other similar changes in the nature or scope of the Participant’s employment or service occur.

(p)Stockholder Approval:  The Plan, as initially adopted, was approved by the stockholders of the Company within 12 months of the Effective Date of the Plan.  Amendments to the Plan shall be subject to stockholder approval if and to the extent required under Applicable Law.

(q)Deferrals:  Subject to the provisions of this Section 19(q) and Section 20, the Administrator may permit or require a Participant to defer such Participant’s receipt of the payment of cash or the delivery of shares of Common Stock that would otherwise be payable with respect to an Award.  Any such deferral shall be subject to such terms and conditions as may be established by the Administrator and to any applicable Code Section 409A requirements.

(r)Fractional Shares:  Except as otherwise provided in an Award Agreement or determined by the Administrator, (i) the total number of shares issuable pursuant to the exercise, vesting or earning of an Award shall be rounded down to the nearest whole share, and (ii) no fractional shares shall be issued.  The Administrator may, in its discretion, determine that a fractional share shall be settled in cash.

(s)Compliance with Recoupment, Ownership and Other Policies or Agreements:  Notwithstanding anything in the Plan to the contrary, the Administrator may, at any time, consistent with, but without limiting, the authority granted in Section 3(b) herein, in its discretion provide that an Award or benefits related to an Award shall be forfeited and/or recouped if the Participant, during employment or service or following termination of employment or service for any reason, engages in certain specified conduct, including but not limited to violation of policies of the Company or an Affiliate, breach of non-solicitation, non-competition, confidentiality, or other restrictive covenants, or other conduct by the Participant that is determined by the Administrator to be detrimental to the business or reputation of the Company or any Affiliate.  In addition, without limiting the effect of the foregoing, as a condition to the grant of an Award or receipt or retention of shares of Common Stock, cash, or any other benefit under the Plan, the Administrator may, at any time, require that a Participant comply with the Company’s Compensation Recoupment Policy and Stock Ownership and Retention Policy (including but not limited to such policy’s stock retention requirements) and/or other policies adopted by the Company or an Affiliate, each as in effect from time to time and to the extent applicable to the Participant.  Further, each Participant shall be subject to such compensation recovery, recoupment, forfeiture, or other similar provisions as may apply under Applicable Law.

(t)Attestation:  Wherever in the Plan or any Award Agreement a Participant is permitted to pay the Option Price of an Option or taxes relating to the exercise, vesting or earning of an Award by delivering shares of Common Stock, the Participant may, unless the Committee determines otherwise and subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such shares, in which case the Company shall treat the Award as exercised, vested or earned without further payment and/or shall withhold such number of shares from the shares acquired by the exercise, vesting or earning of the Award, as appropriate.

(u)Plan Controls:  Unless the Administrator determines otherwise, (i) in the event of a conflict between any term or provision contained in the Plan and an express term contained in any Award Agreement, the applicable terms and provisions of the Plan will govern and prevail, and (ii) the terms of an Award Agreement shall not be deemed to be in conflict or inconsistent with the Plan merely because they impose greater or additional restrictions, obligations or duties, or if the Award Agreement provides that such Award Agreement terms apply notwithstanding the provisions to the contrary in the Plan.

20.	Compliance with Code Section 409A

Notwithstanding any other provision in the Plan or an Award Agreement to the contrary, if and to the extent that Code Section 409A is deemed to apply to the Plan or any Award, it is the general intention of the Company that the Plan and all such Awards shall, to the extent practicable, comply with, or be exempt from, Code Section 409A, and the Plan and any such Award Agreement shall, to

Regional Management Corp. | Appendix A | A-19

the extent practicable, be construed in accordance therewith.  Deferrals of shares or any other benefit issuable pursuant to an Award otherwise exempt from Code Section 409A in a manner that would cause Code Section 409A to apply shall not be permitted unless such deferrals are in compliance with, or exempt from, Code Section 409A.  In the event that the Company (or a successor thereto) has any stock which is publicly traded on an established securities market or otherwise, distributions that are subject to Code Section 409A to any Participant who is a “specified employee” (as defined under Code Section 409A) upon a separation from service may only be made following the expiration of the six-month period after the date of separation from service (with such distributions to be made during the seventh month following separation of service), or, if earlier than the end of the six-month period, the date of death of the specified employee, or as otherwise permitted under Code Section 409A.  For purposes of Code Section 409A, each installment payment provided under the Plan or an Award Agreement shall be treated as a separate payment.  Without in any way limiting the effect of any of the foregoing, (i) in the event that Code Section 409A requires that any special terms, provisions or conditions be included in the Plan or any Award Agreement, then such terms, provisions and conditions shall, to the extent practicable, be deemed to be made a part of the Plan or Award Agreement, as applicable, and (ii) terms used in the Plan or an Award Agreement shall be construed in accordance with Code Section 409A if and to the extent required.  Further, in the event that the Plan or any Award shall be deemed not to comply with Code Section 409A, then neither the Company, the Administrator nor its or their designees or agents shall be liable to any Participant or other person for actions, decisions or determinations made in good faith.

[Signature Page Follows]

Regional Management Corp. | Appendix A | A-20

IN WITNESS WHEREOF, this Regional Management Corp. 2015 Long-Term Incentive Plan, as amended and restated effective May 20, 2021, is, by the authority of the Board of Directors of the Company, executed on behalf of the Company, the 20h day of May, 2021.

REGIONAL MANAGEMENT CORP.

By:
		Name:	Robert W. Beck
		Title:	President and Chief Executive Officer

ATTEST:

By:
Name:	Catherine R. Atwood
Title:	Senior Vice President, General Counsel, and Secretary

Regional Management Corp. | Appendix A | A-21

REGIONAL MANAGEMENT

Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

You may attend the meeting via the internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards, and annual reports electronically via e-mail or the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D41969-P50920 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

REGIONAL MANAGEMENT CORP.

The Board of Directors recommends you vote FOR the election of the nominees for director named below.

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Robert W. Beck
02) Jonathan D. Brown
03) Roel C. Campos
04) Maria Contreras-Sweet
05) Michael R. Dunn
06) Steven J. Freiberg
07) Sandra K. Johnson
08) Carlos Palomares

The Board of Directors recommends you vote FOR proposals 2, 3, and 4.

NOTE: THE UNDERSIGNED HEREBY RATIFIES AND CONFIRMS ALL THAT SAID AGENTS, OR ANY OF THEM OR THEIR SUBSTITUTES, MAY LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF, AND ACKNOWLEDGES RECEIPT OF THE NOTICE OF THE ANNUAL MEETING, THE ACCOMPANYING PROXY STATEMENT, AND THE ANNUAL REPORT ON FORM 10-K TO STOCKHOLDERS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2020.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

If you plan to attend the meeting at www.virtualshareholdermeeting.com/RM2021, you will be required to enter the control number found on the proxy card or voting instruction form you previously received. In light of the novel coronavirus ("COVID-19") pandemic, for the safety of Regional Management Corp.'s directors, team members, and stockholders, and taking into account recent federal, state, and local guidance related to COVID-19 and the size of gatherings, we have determined that the Annual Meeting will be held in virtual meeting format only, via the internet, with no physical in-person meeting. For more information, see "General Information and Frequently Asked Questions" in the proxy statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting of Stockholders, 2020 Annual Report on Form 10-K, and Proxy Statement are available at www.proxyvote.com.

D41970-P50920

REGIONAL MANAGEMENT CORP.
Annual Meeting of Stockholders
May 20, 2021 at 2:30 PM EDT
www.virtualshareholdermeeting.com/RM2021

This proxy is solicited by the Board of Directors.

The undersigned stockholder of Regional Management Corp. hereby appoints Robert W. Beck and Catherine R. Atwood as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of common stock, $0.10 par value per share, of the Company held of record by the undersigned on April 5, 2021, at the Annual Meeting of the Stockholders of the Company to be held on May 20, 2021, or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER SPECIFIED HEREIN BY THE UNDERSIGNED STOCKHOLDER. THIS PROXY, IF DULY EXECUTED AND RETURNED, WILL BE VOTED "FOR" THE NOMINEES FOR DIRECTOR AND "FOR" PROPOSALS 2, 3, AND 4, IF NO INSTRUCTION TO THE CONTRARY IS INDICATED. THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF STOCKHOLDERS IN ACCORDANCE WITH THEIR JUDGMENT.

Continued and to be signed on reverse side